UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant  ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material Pursuant to §240.14a-12
Match Group, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☑No fee required
☐Fee paid previously with preliminary materials
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 30, 2026
A Letter From the CEO
    Dear Stockholder:
        You are invited to attend the Annual Meeting of
Stockholders of Match Group, Inc., which will be held on June
16, 2026, at 2:30 p.m., Eastern Time. The Annual Meeting will be a virtual meeting, conducted solely online. Stockholders will be able to attend the Annual Meeting by visiting
www.virtualshareholdermeeting.com/MTCH2026.
At the Annual Meeting, stockholders will be asked to:
(1) elect four directors, (2) approve, on a nonbinding advisory basis, the compensation paid to our named executive officers in
2025, (3) approve the Match Group, Inc. Second Amended and
Restated 2024 Stock and Annual Incentive Plan and (4) ratify the appointment of Ernst & Young as Match Group’s independent
Spencer Rascoff
CHIEF EXECUTIVE OFFICER
registered public accounting firm for the 2026 fiscal year. Match
Group’s Board of Directors (the "Board") believes that the
proposals being submitted for stockholder approval are in the best interests of Match Group and its stockholders. The Board recommends a vote for the election of each director and for the other proposals.
It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings.
Whether or not you plan to participate in the Annual Meeting online, please take the time to vote online, by telephone or, if you receive a printed proxy card, by returning a marked, signed and dated proxy card. If you participate in the Annual Meeting online, you may vote your shares online at that time if you wish, even if you have previously submitted your vote.
Sincerely,
Spencer Rascoff
Chief Executive Officer
MATCH GROUP, INC.
8750 North Central Expressway, Suite 1400
Dallas, Texas 75231
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders:
Match Group, Inc. (“Match Group,” the “Company,” "we" or "our") is making this proxy statement available to holders of our common stock in connection with the solicitation of proxies by Match Group’s Board of Directors
(the “Board”) for use at the Annual Meeting of Stockholders to be held on June 16, 2026, at 2:30 p.m., Eastern
Time (the “Annual Meeting”). The Annual Meeting will be a virtual meeting, conducted solely online. We believe that a virtual meeting provides expanded access, improved communication, and cost savings. Stockholders will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/MTCH2026. At the Annual
Meeting, stockholders will be asked to:
1.elect four members of our Board, each to hold office for a one-year term ending on the date of the annual meeting of stockholders in 2027 or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board of Directors);
2.hold an advisory vote to approve executive compensation;
3.approve the Match Group, Inc. Second Amended and Restated 2024 Stock and Annual Incentive
Plan;
4.ratify the appointment of Ernst & Young LLP as Match Group’s independent registered public accounting firm for the 2026 fiscal year; and
5.transact such other business as may properly come before the Annual Meeting and any related adjournments or postponements.
Match Group’s Board of Directors has set April 17, 2026 as the record date for the Annual Meeting. This means that holders of record of our common stock at the close of business on that date are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements.
As permitted by applicable Securities and Exchange Commission rules, on or about April 30, 2026, we first mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Annual
Meeting proxy statement and 2025 Annual Report online, as well as instructions on how to obtain printed copies of these materials by mail.
Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. To participate in the Annual Meeting online at www.virtualshareholdermeeting.com/MTCH2026, you will need the 16-
digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials.
By order of the Board of Directors,
Sean Edgett
Chief Legal Officer and Secretary
April 30, 2026
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. All statements that are not historical facts are “forward-looking statements.” The use of words such as “anticipates,” “estimates,” “expects," "plans,” “believes,” "will," and "would," among others, generally identify forward-looking statements.
These forward-looking statements include, among others, statements relating to: Match Group’s future financial performance, Match Group’s business prospects and strategy, Match Group's corporate governance, anticipated trends, and other similar matters. These forward-looking statements are based on management's current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: failure to retain existing users or add new users, or if users do not convert to paying users; competition; risks related to our restructuring and reorganization activities; our ability to attract and retain users through cost-effective marketing efforts; our reliance on a variety of third-party platforms, in particular, mobile app stores; our ability to realize reductions in in-app purchase fees; inappropriate actions by certain of our users could be attributed to us or may not be adequately prevented by us; dependence on our key personnel; volatile global economic conditions; operational and financial risks in connection with acquisitions; impairment charges related to our intangible assets; operations in various international markets, including certain markets in which we have limited experience; foreign currency exchange rate fluctuations; challenges in measuring our user metrics and other estimates; the limited operating history of our newer brands and services makes it difficult to evaluate our current business and future prospects; impacts of climate change; the integrity of our and third parties’ systems and infrastructure; cyberattacks on our systems and infrastructure and cyberattacks experienced by third parties; our ability to access, collect, and use personal data about our users; breaches or unauthorized access of personal and confidential or sensitive user information that we maintain and store; challenges with properly managing the use of artificial intelligence; risks related to credit card payments; risks related to our use of “open source” software; complex and evolving U.S., foreign, and international laws and regulations; our ability to protect our intellectual property rights or accusations that we infringe upon the intellectual property rights of others; adverse outcomes in litigation; risks related to our taxation in multiple jurisdictions; risks related to our indebtedness; and risks relating to ownership of our common stock.
Certain of these and other risks and uncertainties are discussed in Match Group's filings with the Securities and
Exchange Commission. Other unknown or unpredictable factors that could also adversely affect Match Group's business, financial condition and results of operations may arise from time to time. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of Match Group management as of the date of this proxy statement. Match Group does not undertake to update these forward-looking statements.
PROXY STATEMENT
Table of Contents

1	Questions and Answers About the Annual Meeting and Voting	54	Executive Compensation
8	Proposal 1—Election of Directors	54	2025 Summary Compensation Table
9	Board Declassification	56	Grants of Plan-Based Awards in 2025
9	Information Concerning Director Nominees and Other Board Members	57	Outstanding Equity Awards at 2025 Fiscal Year- End
21	Board Diversity	58	2025 Option Exercises and Stock Vested
21	Corporate Governance	58	Estimated Potential Payments Upon Termination or Change in Control
25	The Board and Board Committees	63	CEO Pay Ratio
26	Proposal 2—Advisory Vote to Approve Executive Compensation	64	Equity Compensation Plan Information
27	Proposal 3—Approval of the Second Amended and Restated 2024 Stock and Annual Incentive Plan	65	Pay Versus Performance
35	Proposal 4—Ratification of Appointment of Independent Registered Public Accounting Firm	68	Director Compensation
36	Audit Committee Matters	72	Security Ownership of Certain Beneficial Owners and Management
36	Audit Committee Report	75	Certain Relationships and Related Person Transactions
36	Fees Paid to Our Independent Registered Public Accounting Firm	75	Annual Reports
37	Audit and Non-Audit Services Pre-Approval Policy	75	Stockholder Proposals and Director Nominees for Presentation at the 2027 Annual Meeting
37	Information Concerning Match Group Executive Officers Who Are Not Directors	75	Householding
38	Compensation Discussion and Analysis	76	Notice of Internet Availability of Proxy Materials
54	Compensation Committee Report	A-1	Appendix A—Match Group, Inc. Second Amended and Restated 2024 Stock and Annual Incentive Plan
54	Compensation Committee Interlocks and Insider Participation	B-1	Appendix B—Non-GAAP Reconciliations

PROXY STATEMENT
Questions and Answers About the Annual Meeting and Voting
Q:What is included in these proxy materials, and why am I receiving these proxy materials?
A:These proxy materials relate to the solicitation by the Board of Directors (the "Board") of Match Group, Inc.
("Match Group," the "Company," "we" or "our") of your proxy for use at our Annual Meeting to be held virtually at www.virtualshareholdermeeting.com/MTCH2026. The following questions and answers provide guidance on how to vote your shares.
Our Board is soliciting proxies for our Annual Meeting. You are receiving these proxy materials, which include this Proxy Statement, the enclosed proxy card or voting instruction form, and the Annual Report, because you owned shares of our common stock as of the close of business on April 17, 2026, the record date for the
Annual Meeting. These proxy materials are first being mailed on or about April 30, 2026 to stockholders of record as of the record date. This proxy statement and our 2025 Annual Report will also be available at
www.proxyvote.com beginning on April 30, 2026.
You are invited to participate in the Annual Meeting online, and we request that you vote on the proposals described in this Proxy Statement. However, you do not need to participate in the Annual Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card or voting instruction form or submit your  proxy through the Internet or by telephone according to the instructions contained in the Notice of Internet Availability of Proxy Materials, enclosed proxy card or voting instruction form.
Due to possible delays in the postal system, we are encouraging all stockholders to vote electronically—by
Internet or by telephone—whenever possible.
Q:Why did I receive a Notice of Internet Availability of Proxy Materials?
A:In accordance with rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to deliver this proxy statement and our 2025 Annual Report to the majority of our stockholders online in lieu of mailing printed copies of these materials to each of our stockholders. If you received a Notice of
Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive printed copies of our proxy materials unless you request them. Instead, the Notice provides instructions on how to access this proxy statement and our 2025 Annual Report online, as well as how to obtain printed copies of these materials by mail. We believe that this process allows us to provide our stockholders with the information they need in a more timely manner than if we had elected to mail printed materials, while reducing the environmental impact of, and lowering the costs associated with, the printing and distribution of our proxy materials.
If you received a Notice by mail but would rather receive printed copies of our proxy materials, please follow the instructions included in the Notice. You will not receive a Notice if you have previously elected to receive printed copies of our proxy materials.
Q:Can I vote my shares by filling out and returning the Notice?
A:No. However, the Notice provides instructions on how to vote your shares by completing and submitting your proxy online or by phone, by requesting and returning a written proxy card by mail or by voting at the Annual
Meeting online at www.virtualshareholdermeeting.com/MTCH2026.

Q:How do I participate in the Annual Meeting?
A:The Annual Meeting will be accessible only through the Internet. We have adopted a virtual format for the
Annual Meeting to make participation accessible for stockholders from any geographic location with Internet connectivity.
To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/MTCH2026 and enter the
16-digit control number included in your Notice, your proxy card, or the instructions that accompanied your proxy materials.
Stockholders may submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/
MTCH2026. A copy of the rules of conduct will be available online at the Annual Meeting. We will address questions applicable to Match Group, Inc.’s business during a question and answer session following the conclusion of the formal portion of the Annual Meeting. If we receive substantially similar questions, we plan to group such questions together and provide a single response to avoid repetition and allow time for additional question topics.
We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 15 minutes before the meeting. If you have difficulty accessing the meeting, please call the technical support number posted on the meeting website.
Q:Who is entitled to vote at the Annual Meeting?
A:Holders of common stock of Match Group, Inc. as of the close of business on April 17, 2026, the record date for the Annual Meeting established by the Board, are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements.
At the close of business on April 17, 2026, there were 233,389,213 shares of Match Group common stock outstanding and entitled to vote. Holders of Match Group common stock are entitled to one vote per share.
Q:How many votes do I have?
A:On each matter to be voted upon, holders of common stock will have one vote for each share of common stock they owned as of the close of business on April 17, 2026, the record date for the Annual Meeting.
Q:What is the difference between a stockholder of record and a stockholder who holds stock in street name?
A:If your Match Group shares are registered in your name, you are a stockholder of record. If your Match
Group shares are held in the name of your broker, bank or other holder of record, your shares are held in street name.
You may examine a list of the stockholders of record at the close of business on April 17, 2026 for any purpose germane to the Annual Meeting during normal business hours during the 10-day period preceding the date of the meeting at our Dallas offices, located at 8750 North Central Expressway, Suite 1400, Dallas,
Texas 75231.

Q:What are the quorum requirements for the Annual Meeting?
A:The presence at the Annual Meeting, in person or by proxy, of holders of shares of Match Group common stock representing a majority of the voting power of Match Group common stock entitled to vote at the
Annual Meeting constitutes a quorum. Stockholders who participate in the Annual Meeting online at
www.virtualshareholdermeeting.com/MTCH2026 will be deemed to be present for purposes of determining whether a quorum has been met. Shares of Match Group common stock represented by proxy will be treated as present at the Annual Meeting for purposes of determining whether there is a quorum (including abstentions and broker non-votes).
Q:What matters will Match Group stockholders vote on at the Annual Meeting?
A:Match Group stockholders will vote on the following proposals:
•Proposal 1—to elect four members of Match Group’s Board of Directors, each to hold office for a one-
year term ending on the date of the annual meeting of stockholders in 2027 or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from Match Group’s Board of Directors);
•Proposal 2—to hold an advisory vote to approve executive compensation (the "say-on-pay proposal");
•Proposal 3—to approve the Match Group, Inc. Second Amended and Restated 2024 Stock and Annual
Incentive Plan (the "Stock Plan Proposal");
•Proposal 4—to ratify the appointment of Ernst & Young LLP as Match Group’s independent registered public accounting firm for the 2026 fiscal year; and
•to transact such other business as may properly come before the Annual Meeting and any related adjournments or postponements.
Q:If I hold my Match Group shares in street name, will my broker, bank or other holder of record vote these shares for me?
A:If you hold your Match Group shares in street name, you must provide your broker, bank or other holder of record with instructions in order to vote these shares. If you do not provide voting instructions, whether your shares can be voted by your broker, bank or other holder of record in their discretion depends on the type of item being considered for a vote.
Non-Discretionary Items. The election of directors, the say-on-pay proposal, and the Stock Plan Proposal are non-discretionary items and may not be voted on by your broker, bank or other holder of record absent specific voting instruction from you. “Broker non-votes” refer to shares held by a broker, bank or other holder of record that are present at the Annual Meeting, but the beneficial owner has not instructed such broker, bank or other holder of record how to vote the shares on a particular proposal, and the broker, bank or other holder of record does not have discretionary voting power on the proposal.
Discretionary Items. The ratification of Ernst & Young LLP as Match Group's independent registered public accounting firm for the 2026 fiscal year is a discretionary item. Generally, brokers, banks and other holders of record that do not receive voting instructions may vote on this proposal in their discretion.

Q:What are my voting choices when voting for director nominees, and what votes are required to elect director nominees to Match Group’s Board of Directors?
A:You may vote "For," "Against" or "Abstain" for each director nominee.
The election of each of our director nominees requires the affirmative vote of a majority of the votes cast with respect to such director nominee’s election. A majority of votes cast means that the number of votes cast
“for” a director nominee’s election exceeds the number of votes cast “against” that director nominee’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director nominee’s election). Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Our Corporate Governance Guidelines provide that, in an election that is not a contested election, any incumbent nominee who receives a greater number of votes cast against their election than in favor of their election, shall immediately tender their resignation. The Board shall decide, through a process managed by the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), whether to accept the resignation at its next regularly scheduled meeting.
The Board recommends that our stockholders vote “FOR” the election of each of the Board’s director nominees (Manuel Bronstein, Laura Rachel Jones, Ann L. McDaniel, and Thomas J. McInerney).
Q:What are my voting choices when voting on the say-on-pay proposal, and what votes are required to approve this proposal?
A: You may vote “For,” “Against” or “Abstain” on the say-on-pay proposal.
The approval, on an advisory basis, of the say-on-pay proposal requires the affirmative vote of a majority of the voting power of the shares of Match Group common stock present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter.
Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes are not entitled to vote on this proposal and, as a result, will have no effect on the outcome of this proposal.
The Board recommends that our stockholders vote “FOR” the say-on-pay proposal.
Q:What are my voting choices when voting on the Stock Plan Proposal, and what votes are required to approve this proposal?
A:You may vote “For,” “Against” or “Abstain” on the Stock Plan Proposal.
The approval of the Stock Plan Proposal requires the affirmative vote of a majority of the voting power of the shares of Match Group common stock present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter.
Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes are not entitled to vote on this proposal and, as a result, will have no effect on the outcome of this proposal.
The Board recommends that our stockholders vote “FOR” the Stock Plan Proposal.

Q:What are my voting choices when voting on the ratification of the appointment of Ernst &
Young LLP as Match Group’s independent registered public accounting firm for the 2026 fiscal year, and what votes are required to ratify this appointment?
A:You may vote “For,” “Against” or “Abstain” on the ratification.
The ratification of the appointment of Ernst & Young LLP as Match Group’s independent registered public accounting firm for the 2026 fiscal year requires the affirmative vote of a majority of the voting power of the shares of Match Group common stock present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter.
Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. This proposal is a “discretionary” item. Therefore, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other holder of record that holds your shares, your broker, bank, or other holder of record that holds your shares has discretionary authority to vote your shares on this proposal.
The Board recommends that our stockholders vote “FOR” the ratification of the appointment of Ernst &
Young LLP as Match Group’s independent registered public accounting firm for the 2026 fiscal year.
Q:What are the voting standards for each of the proposals?
A:

Proposal	Voting Options and Board Recommendation	Voting Standard	Effect of Abstentions	Effect of Broker Non-Votes
Proposal 1: Election of Directors	FOR, AGAINST or ABSTAIN (for each nominee for director) The Board recommends a vote “FOR” each of the four Match Group nominees for director	For each director nominee, majority of the votes cast	No effect	No effect – broker discretionary voting is not permitted
Proposal 2: Advisory Vote to Approve Executive Compensation	FOR, AGAINST or ABSTAIN The Board recommends a vote “FOR” the advisory vote to approve executive compensation	Majority of the voting power of the shares present or represented by proxy and entitled to vote on the matter	Same effect as a vote AGAINST the proposal	No effect – broker discretionary voting is not permitted
Proposal 3: Approval of the Second Amended and Restated 2024 Stock and Annual Incentive Plan	FOR, AGAINST or ABSTAIN The Board recommends a vote “FOR” the approval of the Second Amended and Restated 2024 Stock and Annual Incentive Plan	Majority of the voting power of the shares present or represented by proxy and entitled to vote on the matter	Same effect as a vote AGAINST the proposal	No effect – broker discretionary voting is not permitted

Proposal	Voting Options and Board Recommendation	Voting Standard	Effect of Abstentions	Effect of Broker Non-Votes
Proposal 4: Ratification of the Appointment of Ernst & Young	FOR, AGAINST or ABSTAIN The Board recommends a vote “FOR” the ratification	Majority of the voting power of the shares present or represented by proxy and entitled to vote on the matter	Same effect as a vote AGAINST the proposal	No broker non-votes are expected - broker discretionary voting is permitted
Q:Could other matters be decided at the Annual Meeting?
A:As of the date of this proxy statement, we did not know of any matters to be raised at the Annual Meeting, other than those referred to in this proxy statement.
If any other matters are properly presented at the Annual Meeting for consideration, the Match Group officers who have been designated as proxies for the Annual Meeting, Sean J. Edgett and Philip D. Eigenmann, will have the discretion to vote on those matters for stockholders who have submitted their executed proxy.
Q:What do I need to do now to vote at the Annual Meeting?
A:Match Group’s Board of Directors is soliciting proxies for use at the Annual Meeting. Stockholders may submit proxies to instruct the designated proxies to vote their shares in any of the following three ways:
•Submitting a proxy online: Submit your proxy online at www.proxyvote.com. Online proxy voting is available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 15, 2026;
•Submitting a proxy by telephone: Submit your proxy by telephone by using the toll-free telephone number provided on your proxy card (1.800.690.6903). Telephone proxy voting is available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 15, 2026; or
•Submitting a proxy by mail:  If you choose to submit your proxy by mail, simply mark, date and sign your proxy, and return it in the postage-paid envelope provided or to Vote Processing, c/o Broadridge, 51
Mercedes Way, Edgewood, New York 11717.
You may also participate in the Annual Meeting online at www.virtualshareholdermeeting.com/MTCH2026 and vote your shares online at that time, even if you have previously submitted your vote. To do so, you will need the 16-digit control number included in your Notice, your proxy card or the instructions that accompanied your proxy materials.
For Match Group shares held in street name, holders may submit a proxy online or by telephone if their broker, bank or other holder of record makes these methods available. If you submit a proxy online or by telephone, do not request and return a printed proxy card from Match Group or from your broker, bank or other holder of record. If you hold your shares through a broker, bank or other holder of record, follow the voting instructions you receive from your broker, bank or other holder of record.
If your shares are held by a broker, bank or other holder of record, then the broker, bank or other holder of record will ask you how you want your shares to be voted. You may instruct your broker, bank or other holder of record to vote your shares by following instructions that the broker, bank or other holder of record provides to you. Most brokers, banks or other holders of record offer voting by mail, by telephone, and online. You may submit new voting instructions by contacting your broker, bank or other holder of record, or by voting at the Annual Meeting.

Q:Can I change my vote or revoke my proxy?
A:Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the vote at the Annual Meeting by:
•submitting a later-dated proxy relating to the same shares online, by telephone or by mail prior to the vote at the Annual Meeting. Online and telephone proxy voting are available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 15, 2026;
•delivering a written notice, bearing a date later than your proxy, stating that you revoke the proxy; or
•participating in the Annual Meeting and voting online at that time at www.virtualshareholdermeeting.com/
MTCH2026 (although online attendance at the Annual Meeting will not, by itself, change your vote or revoke a proxy).
To change your vote or revoke your proxy, follow the instructions provided on the Notice or the proxy card.
If you hold your shares through a broker, bank or other holder of record, follow the instructions that you receive from your broker, bank or other holder of record if you wish to change your vote or revoke your proxy.
Q:Who can attend the Annual Meeting, and what are the rules for admission at the meeting?
A:Only stockholders and persons holding proxies from stockholders may participate in the Annual Meeting. To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/MTCH2026 and enter the 16-
digit control number included in your Notice, your proxy card or the instructions that accompanied your proxy materials.
Q:What if I do not specify a choice for a matter when returning a proxy?
A:If you return a signed proxy card or voting instruction form without indicating your vote (and the proxy is not revoked), your shares will be voted in accordance with the Board's recommendations, meaning they will be voted “FOR” the election of each director nominee, “FOR” the say-on-pay proposal, “FOR” the Stock Plan
Proposal, and “FOR” the ratification of the appointment of Ernst & Young LLP as Match Group’s independent registered public accounting firm for the 2026 fiscal year.
Q:What if I give voting instructions for fewer than four candidates?
A:If you vote for fewer than four nominees for director, your shares will only be voted “FOR” those nominees you have so marked.  No discretionary authority is available to vote shares represented by an undervoted proxy card for the remaining director seats up for election.
Q:How are proxies solicited, and who bears the related costs?
A:Match Group bears all expenses incurred in connection with the solicitation of proxies. In addition to solicitations by mail, directors, officers and employees of Match Group may solicit proxies from stockholders by telephone, email, letter, facsimile or in person. Following the initial mailing of the Notice and proxy materials, Match Group will request brokers, banks and other holders of record to forward copies of these materials to persons for whom they hold shares of Match Group common stock and to request authority for the exercise of proxies. In such cases, Match Group, upon the request of these holders, will reimburse these parties for their reasonable expenses.
In addition, our directors, officers, and employees may solicit proxies by telephone or other means of communication personally. Our directors, officers and employees will receive no additional compensation for these services other than their regular compensation.
Q:What should I do if I have questions regarding the Annual Meeting?
A:If you have any questions about the Annual Meeting, the various proposals to be voted at the Annual
Meeting, and/or how to participate in the Annual Meeting online at www.virtualshareholdermeeting.com/
MTCH2026 and vote at that time, or would like copies of any of the documents referred to in this proxy statement, contact Match Group Investor Relations at IR@match.com.
PROPOSAL 1—ELECTION OF DIRECTORS
Proposal and Required Vote
The following nominees have been selected by the Nominating Committee and approved by the Board for submission to our stockholders, each to serve a one-year term expiring at the annual meeting of Match Group’s stockholders in 2027 or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board):
•Manuel Bronstein;
•Laura Rachel Jones;
•Ann L. McDaniel; and
•Thomas J. McInerney.
Information concerning the director nominees appears below. Ms. Jones, Ms. McDaniel and Mr. McInerney are incumbent directors of Match Group. Each of the Board’s nominees has agreed to serve if elected. If any nominee becomes unavailable to serve before the Annual Meeting, the Board may designate a substitute nominee and the persons named as proxies may, in their discretion, vote your shares for the substitute nominee.
Alternatively, the Board may reduce the number of directors to be elected at the Annual Meeting. At this time, the
Board knows of no reason why any of the Board’s nominees would not be able to serve as a director if elected.
The election of each of our director nominees requires the affirmative vote of a majority of the votes cast with respect to such director nominee's election.
The Board unanimously recommends that you vote “FOR” each of the four nominees listed on the
Notice or the enclosed proxy card or voting instruction form.
If you are a registered holder and submit a validly executed proxy card but do not specify how you want to vote your shares with respect to the election of directors, then your shares will be voted in line with the Board’s recommendation with respect to the proposal, i.e., “FOR” each of the nominees proposed by your Board and named in this proxy statement.
If you are a beneficial holder and properly mark, sign and return your voting instruction form by mail or complete your proxy via Internet or by telephone, your shares will be voted as you direct your broker, bank or other holder of record. If you date, sign and return your voting instruction form but do not specify how you want your shares voted with respect to the election of directors, they will be voted “FOR” each of the nominees proposed by your Board and named in this proxy statement. It is therefore important that you provide specific instructions to your broker, bank or other holder of record regarding the election of directors so that your vote with respect to this item is counted.

Board Declassification
At the annual meeting of Match Group's stockholders held in 2025, Match Group proposed, and Match
Group's stockholders approved, an amendment to Match Group's Certificate of Incorporation to begin declassification of the Board at the Annual Meeting. As a result, beginning with the class of directors standing for election at the Annual Meeting, directors will be elected to one-year terms of office. Directors currently serving terms that expire at the annual meetings of stockholders to be held in 2027 and 2028 will (subject to their earlier resignation or removal) serve the remainder of their respective terms, and thereafter their successors will be elected to one-year terms. At the annual meeting of stockholders held in 2028 and annual meetings thereafter, all directors will stand for election annually, and the Board will no longer be classified.
Information Concerning Director Nominees and Other Board Members
Background information about each director nominee recommended by the Board and other directors serving unexpired terms is set forth below, including information regarding the specific experiences, characteristics, attributes and skills that the Nominating Committee and the Board considered in determining that each director should serve on the Board, and which the Nominating Committee and the Board believe provide
Match Group with the perspective and judgment needed to guide, monitor and execute its strategies.
As previously disclosed, Sharmistha Dubey, an incumbent Board member whose current term expires at the
Annual Meeting, has notified the Board of her decision not to stand for re-election. In addition, Pamela S.
Seymon, an incumbent Board member whose current term expires at the annual meeting of Match Group's stockholders to be held in 2027, has notified the Board of her decision to resign effective as of the Annual
Meeting.

Nominees for Election at
the Annual Meeting to a
Term Expiring in 2027
Key Experience, Qualifications and Board Contributions
•Mr. Bronstein has deep product expertise and a strong track record of driving scale and user engagement, including as Chief Product Officer at Roblox, where he helped more than triple the platform’s daily active users and significantly increased bookings
•With leadership experience across product, design, data science, partnerships, and business development, Mr. Bronstein brings deep cross-functional insight to the Board to support product innovation and user growth
•Mr. Bronstein has held senior roles at leading digital and consumer-
facing public companies, bringing deep expertise in growth strategies for the consumer technology sector
Other Key Skill Sets
•Track record of scaling consumer platforms and driving user engagement and monetization
•Deep understanding of diversifying product development and
applications
Employment and Other Experience
•2025 – 2026: Advisor, Roblox
•2021 – 2025: Chief Product Officer, Roblox
•2018 – 2021: Vice President, Product Management, Google Assistant,
Alphabet
•2016 – 2018: Vice President, Product Management, YouTube,
Alphabet
•2014 – 2016: Director, Product Management, YouTube, Alphabet
•2010 – 2014: Various product roles, including Vice President, Product,
Zynga
•2009 – 2010: Director, Social Interactive Entertainment, Microsoft
Xbox
•2007 – 2009: Director & Executive Producer, 1vs100, Microsoft Xbox
•2003 – 2007: Group Manager, Incubation & Product Planning,
Microsoft Xbox
•2000 – 2001: Director of Product Management, Tokenzone
•1998 – 2000: Assistant Brand Manager, Procter & Gamble
Other Public Company Directorships
•2021 – Present: The New York Times Company
Manuel Bronstein
INDEPENDENT
Age: 50

Nominees for Election at
the Annual Meeting to a
Term Expiring in 2027
Key Experience, Qualifications and Board Contributions
•Given her experience leading marketing and branding efforts at
Visa, Google, Uber and most recently as Chief Marketing Officer of Instacart, Ms. Jones offers valuable insight to the Board and leadership team on the consumer Internet industry
•She has deep expertise in shaping and refreshing brands,
fueling a company's growth, and developing a world-class
marketing organization, all of which are invaluable to the Board as it continues to oversee the Company’s strategic progression
•Ms. Jones has successfully created best-in-class marketing
organizations that have shaped brands and fueled growth at a variety of consumer-facing companies
•Her work has been recognized by and featured in top industry and consumer publications
Other Key Skill Sets
•Building and developing global marketing teams from the
ground up
•Significant expertise in marketing and the consumer Internet industry and success in driving brand refreshes
•Strong leadership of marketing functions encompassing brand, partner, and product marketing across broad product portfolios
Employment and Other Experience
•2023 – Present: Board Member, UNICEF USA
•2022 – Present: Chief Marketing Officer, Instacart
•2021 – 2022: Head of Marketing and VP, Brand & Marketing,
Instacart
•Feb 2021 – May 2021: Global Head of Marketing, Rides &
Masterbrand, Senior Director, Uber
•2018 – 2021: Global Head of Product Marketing, Director, Uber
•2016 – 2018: Group Product Marketing Manager, Uber
•2015 – 2016: Senior Product Marketing Manager, Uber
•2011 – 2015: Brand & Marketing Communications, Commerce,
Google
•2010 – 2011: Business Leader, Innovations and eCommerce
Marketing, Visa
Laura Rachel Jones
INDEPENDENT DIRECTOR
Age: 44
Director Since: 2024

Nominees for Election at
the Annual Meeting to a
Term Expiring in 2027
Key Experience, Qualifications and Board Contributions
•Ms. McDaniel has deep expertise and insight into human
resources, business strategy, leadership and marketing and in the management of a portfolio of brands at an interactive media company, helping the Board provide oversight of the Company’s strategy, structure and talent management
•Ms. McDaniel’s insight into executive management and
compensation matters from her time at Graham Holdings
Company adds to the Board’s ability to provide a well-rounded, considered approach to personnel and compensation, ensuring
incentive structures are aligned with long-term strategic
priorities and stockholder value creation
Other Key Skill Sets
•Insightful perspective on the shifting marketing and branding landscape in consumer-facing media
Employment and Other Experience
•2020 – Present: Member of the Board of Advisors, ExecOnline
•2017 – 2022: CEO, Foreign Policy Magazine
•2015 – 2025: Consultant, Graham Holdings Company
•2010 – 2012: Managing Director, Newsweek
•2008 – 2015: Senior Vice President, Graham Holdings
Company
•2001 – 2008: Vice President, Human Resources, The
Washington Post Company
•2001 – 2008: Vice President, The Washington Post Company
•1984 – 2000: Correspondent, Chief of Correspondents,
Assistant Managing Editor, Managing Editor, Newsweek
Ann L. McDaniel
INDEPENDENT DIRECTOR
Age: 70
Director Since: 2015

Nominees for Election at
the Annual Meeting to a
Term Expiring in 2027
Key Experience, Qualifications and Board Contributions
•Mr. McInerney brings to the board 25+ years of executive
management and branding experience across a career
spanning industries, including media, retail, entertainment and financial services
•Mr. McInerney offers valuable insight into strategy and
operations, including as it relates to growing and managing a portfolio of brands from his time as CEO of the retailing division of IAC/InterActiveCorp (now known as IAC Inc.)
•Mr. McInerney has significant senior leadership experience from his time at IAC/InterActiveCorp as well as extensive related knowledge and experience regarding Match Group
•Through his deep public company board and committee
experience, Mr. McInerney has developed a highly sophisticated perspective on business management and organizational
structure
Other Key Skill Sets
•High level of financial literacy and expertise regarding
restructurings, mergers and acquisitions, and operations
•Ability to manage diverse, multifaceted global teams across the multimedia landscape from decades of experience at the nexus of entertainment, media and consumer engagement
•Sophisticated awareness of online retail and consumer behavior and trends, as well as extensive marketing and branding
experience
Employment and Other Experience
•2017 – 2021: Chief Executive Officer, Altaba Inc. (a publicly traded registered investment company and successor to Yahoo!
Inc.)
•2005 – 2012: Executive Vice President and Chief Financial
Officer, IAC/InterActiveCorp
•2003 – 2005: Chief Executive Officer, retailing division of IAC/
InterActiveCorp (including HSN, Inc. and Cornerstone
Brands)
•1999 – 2003: Executive Vice President and Chief Financial
Officer, Ticketmaster
•1986 – 1988; 1990 – 1999: Morgan Stanley, most recently as
Principal
Other Public Company Directorships
•2017 – Present: Altaba (Chair, 2022 – Present)
Thomas J. McInerney
CHAIRMAN &
INDEPENDENT DIRECTOR
Age: 61
Director Since: 2015
(Chairman since 2021)

Key Experience, Qualifications and Board Contributions
•Mr. Cavens has over 20 years of executive leadership and digital/e-
commerce expertise
•As co-founder and CEO of Zulily, Mr. Cavens has first-hand experience in building a consumer-focused brand and company, as well as completing liquidity events
•Across his career, Mr. Cavens developed expertise leading and driving creative technology and retail concepts
•During his time at Qurate, he led efforts to drive growth through internal innovation, strategic partnerships, joint ventures and acquisitions
•Mr. Cavens has deep knowledge of technology infrastructure and digital commerce, gained from his leadership roles at Microsoft and Blue Nile, where he played a key role in growing the company into the largest online diamond retailer
•From his time on a number of different company boards, Mr. Cavens brings strategic oversight and governance experience across consumer retail, technology, and e-commerce businesses
Other Key Skill Sets
•Expertise in online retailing, technology and data analytics
•Software development experience, including the development of large-scale digital properties such as ESPN.com and NBA.com
Employment and Other Experience
•2021 – Present: Board Member, Vouched (privately held)
•2019 – Present: Advisory Board Member, Brooks Running (privately held)
•2019 – 2026: Board Member, Rad Power Bikes (privately held)
•2017 – 2018: President, New Ventures  Qurate Retail Group
•2017 – 2021: Board Member, OfferUp (privately held)
•2017 – 2021: Board Member, Deliveroo (privately held)
•2016 – 2017: Board Member, Plated (privately held)
•2012 – 2014: Board Member, Trupanion (privately held)
•2009 – 2018: Chief Executive Officer, Zulily
•2008 – 2009: Director, SQL Server/Biztalk Server, Microsoft
•1999 – 2008: Chief Technology Officer and Senior Vice President, Blue Nile
•1996 – 1999: Advanced Technology Team, Starwave
•1995: Consultant, Ingenia Communications
Other Public Company Directorships
•2018 – Present: Tapestry, Inc.
Previous Public Company Directorships
•2021 – 2022: Big Sky Growth Partners, Inc.
Continuing Directors Whose
Terms Expire in 2027
Darrell Cavens
INDEPENDENT DIRECTOR
Age: 53
Director Since: 2025

Continuing Directors Whose
Terms Expire in 2027
Key Experience, Qualifications and Board Contributions
•Ms. Moskowitz brings extensive experience leading global consumer marketplaces, driving growth, and building brand trust and loyalty, including as CEO of The Knot Worldwide
•At Etsy, as Chief Operating and Marketing Officer, she oversaw company strategy, led global operations and marketing, launched innovative consumer products, and enhanced the end-to-end customer experience
•Ms. Moskowitz’s combination of marketplace operations, consumer marketing, and brand-building expertise provides the Board with valuable insight as the Company drives growth and deepens user engagement across its global portfolio
•Ms. Moskowitz brings significant human capital management and executive compensation experience, developed through her leadership of people strategy and organizational development at Etsy, as well as her service as Chair of the Compensation Committee at Sprout Social
Other Key Skill Sets
•Expertise in consumer behavior and Gen Z trends in relationships and weddings, honed as CEO of The Knot Worldwide, brings valuable insight to the Board on love and connections
•Deep knowledge of U.S. consumer marketing and retention strategies across domestic and international global markets
•Experience leading major initiatives in trust & safety, customer experience and international expansion during her time at Etsy
Employment and Other Experience
•2025 – Present: Chief Executive Officer and Board member, The Knot
Worldwide
•2024: Chief Operating & Marketing Officer, Etsy
•2022 – 2024: Chief Operating Officer, Etsy
•2020 – 2022: Chief Operations, Strategy and People Officer, Etsy
•2018 – 2020: SVP, People, Strategy and Services, Etsy
•2016 – 2018: Vice President, Customer Marketing, American Express
•2011 – 2016: Various leadership roles in consumer marketing, strategy and operations, American Express
•2005 – 2011: Various product, merchant services and strategy roles,
American Express
Previous Public Company Directorships
•2020 – 2025: Sprout Social, Inc.
Raina Moskowitz
INDEPENDENT DIRECTOR
Age: 43
(appointed in connection with, and
effective as of, the Annual Meeting)

Continuing Directors Whose
Terms Expire in 2027
Key Experience, Qualifications and Board Contributions
•Mr. Rascoff’s proven track record scaling consumer Internet businesses, most notably as co-founder and former CEO of Zillow, is directly relevant to helping Match Group continue to innovate and connect to millions of consumers around the world
•His brand-building experience in the online consumer products space adds to the Board’s collective experience and insight on how to effectively build brands and foster collaboration across teams
•Mr. Rascoff has significant insights into the strategy, innovation and continuous brand evolution required to develop, lead and grow a consumer Internet business that embraces technological advancements and adapts to changing consumer sentiment
•As CEO of Match Group, Mr. Rascoff provides the board with direct operating experience and insight into Match Group’s current business opportunities and challenges
Other Key Skill Sets
•Unique vantage point on disruptive technology and AI, and how they can be leveraged to support / grow a business
•Significant experience as a technology entrepreneur
•Insight into changing consumer trends and behaviors
•Understanding of strategic dealmaking and investing in growth businesses
Employment and Other Experience
•2025 – Present: Chief Executive Officer, Match Group
•2021 – Present: Founder and CEO, 75 & Sunny (startup studio and family office)
•2020 – Present: Co-Founder, Chairman of the Board, Pacaso (vacation home marketplace)
•2019 – Present: Visiting Professor, Harvard University
•2019 – 2024: Co-Founder, Executive Chairman, dot.LA (media and events company)
•2005 – 2019: Co-Founder and CEO, Zillow Group
•2003 – 2005: VP, Lodging, Expedia
•1999 – 2003: Co-founder, VP Corporate Development, Hotwire.com
•1999 – 2000: Investment Professional, Texas Pacific Group
•1997 – 1999: Investment Banker, Goldman Sachs
Previous Public Company Directorships
•2021 – 2023: Supernova Partners Acquisition Company III, Ltd.
•2020 – 2022: Palantir Technologies, Inc.
•2020 – 2022: Supernova Partners Acquisition Company II, Ltd.
•2020 – 2021: Supernova Partners Acquisition Company, Inc.
Spencer Rascoff
DIRECTOR &
CHIEF EXECUTIVE OFFICER
Age: 50
Director Since: 2024

Key Experience, Qualifications and Board Contributions
•Mr. Schiffman has deep financial knowledge and expertise, bringing to the Board decades of experience in dealmaking, corporate finance, banking, financial planning and analysis, investor relations, accounting, information and physical security, real estate, human resources, legal and corporate administration
•From his current role as Chief Financial Officer of Fanatics, Inc., Mr. Schiffman has
valuable insight into a broad set of financial and corporate functions across an entire global enterprise, allowing him to further inform the Board on what it takes to drive expansion and strongly position dozens of leading online brands and services for growth
•Mr. Schiffman understands how to drive a business’ strategy and growth objectives from his executive management and public board experience working with dozens of online brands and services
•During his tenure at IAC Inc., Mr. Schiffman was integral in the company’s operations and cost management initiatives
Other Key Skill Sets
•Advanced understanding of consumer Internet / technology companies to drive long-term results and adapt to changing ways to interact with and reach consumers
•Critical understanding of international relations and international business from work as a member of the National Committee on U.S. – China Relations
•Execution of successful, large, global transactions
•Endowing organizations and funding initiatives with permanent capital to make lasting change
Employment and Other Experience
•2025 – Present: Board Member, Fanatics, Inc. (privately held)
•2021 – Present: Executive Vice President and Chief Financial Officer, Fanatics,
Inc.
•2023: Donor, Endowment at Duke University to fund scholarships for athletes from underrepresented communities
•2021: Donor, Endowment at Washington & Lee for Women’s Athletics
•2016 – 2021: Executive Vice President and Chief Financial Officer, IAC Inc.
•2013 – 2016: Senior Managing Director, Guggenheim Partners
•2013, 2019: Donor, Endowment at Duke Medical Center for pediatric cancer
•2011 – 2013: Partner, The Raine Group
•2010 – 2011: Senior Managing Director, Head of Investment Banking, Americas,
Nomura
•2008 – 2010: Senior Managing Director, Head of Investment Banking, APAC CEO,
Nomura
•2007 – 2008: Managing Director, Head of Investment Banking APAC, Lehman
Brothers
•2005: Founder and Chairman, Valerie Fund Endowment
•2004 – 2007: Managing Director, Global Head of Media Group, Lehman Brothers
Other Public Company Directorships
•2017 – Present: Angi Inc.
Previous Public Company Directorships
•2021 – 2025: Vimeo, Inc. (Chair, 2023 – 2025)
Continuing Directors Whose
Terms Expire in 2027
Glenn H. Schiffman
INDEPENDENT DIRECTOR
Age: 56
Director Since: 2016

Directors Whose
Terms Expire in 2028
Key Experience, Qualifications and Board Contributions
•Mr. Bailey provides valuable perspective on leadership,
business growth, and strategy and development from his
experience as Founder and CEO of ExecOnline and CEO and
Chief Product Officer of Frontier Strategy Group (FSG)
•He has first-hand experience in growing businesses from early-
stage start-ups into companies that serve significant audiences across a range of international markets and functions
•Mr. Bailey has extensive executive management experience
which gives him insight into business strategy, leadership and marketing
Other Key Skill Sets
•Deep knowledge of leadership development, executive
coaching and succession planning
•Expertise in business development, consumer-facing
technology and management processes gained as a technology
company founder
Employment and Other Experience
•2026 – Present: Chairman of the Board, ExecOnline (a leading provider of B2B leadership development solutions)
•2019 – Present: Board Trustee, Prospect Schools (a charter
school network in New York City)
•2011 – 2026: Co-Founder and CEO, ExecOnline
•2006 – Present: Board Chair, Truman Center for National
Policy
•2006 – 2011: CEO, Frontier Strategy Group
•2004 – 2006: Associate, Wilmer Hale
Other Public Company Directorships
•2024 – Present: Ibotta, Inc.
Stephen Bailey
INDEPENDENT DIRECTOR
Age: 46
Director Since: 2020

Directors Whose
Terms Expire in 2028
Key Experience, Qualifications and Board Contributions
•Ms. Brenner has extensive marketing and executive
management expertise from her experience in a variety of
marketing, advertising and digital media roles with the National
Basketball Association ("NBA")
•Ms. Brenner brings to the Board valuable experience leading the development, oversight and implementation of a global
digital strategy and emerging technology initiatives, including the use of artificial intelligence and virtual reality
•Through her sophisticated understanding of social / digital media communities and network building, she makes valuable
contributions to Match Group’s strategy and the Board’s
oversight of the Company’s portfolio of brands
•Ms. Brenner further expands the Board’s skills in digital
products and mobile applications, as well as developing and
growing a brand’s online presence
Other Key Skill Sets
•Deep experience in social media and digital products, having led groundbreaking deals for the NBA with leading social media companies such as Facebook, Twitter (X) and Snapchat
•Deep understanding of structure, operations and cost
management in an international organization
Employment and Other Experience
•2018 – Present: Executive Vice President, Digital Media, NBA
•2014 – 2017: Senior Vice President, Digital Media, NBA
•2013 – 2014: Senior Vice President, Marketing, NBA
•2007 – 2013: Vice President, Marketing, NBA
•1997 – 2007: Various leadership roles in consumer products
marketing and advertising, NBA
Melissa Brenner
INDEPENDENT DIRECTOR
Age: 51
Director Since: 2020

Directors Whose
Terms Expire in 2028
Key Experience, Qualifications and Board Contributions
•Ms. Campbell has nearly 20 years of leadership experience across streaming, digital media, marketing, technology, and direct-to-consumer businesses
•As President of Peacock, she was responsible for growing NBCUniversal’s streaming business and leading the platform’s go-forward strategy
•Under her leadership, Peacock achieved record growth and was the fastest-
growing streaming service in the U.S. for two consecutive years, supported by marquee experiences like Peacock’s Paris Olympics hub and the first exclusive streaming of an NFL playoff game
•Ms. Campbell previously served as President of Hulu, where she led its subscription and live TV streaming businesses and oversaw its integration into Disney
•She brings a deep understanding of brand, technology, and global marketing from her 12-year tenure at Google, including senior leadership roles in G-Suite marketing, Google Cloud, and AdWords across multiple regions and customer segments
Other Key Skill Sets
•Ability to build strong, high-performing teams across consumer-facing technology businesses
•Development of brands / brand equity in a competitive landscape
•Expertise in ad-supported and subscription-based digital platforms, especially in subscriber acquisition
•Deep knowledge of data-driven global marketing, brand development, and go-to-market strategy
Employment and Other Experience
•2021 – 2025: President, Peacock (NBCUniversal)
•2020 – 2021: President, Hulu
•2017 – 2020: Chief Marketing Officer, Hulu
•2015 – 2017: Senior Director, Global Marketing, Google Cloud
•2011 – 2015: Director, Global Marketing, Google Cloud
•2010 – 2011: Director, Global Customer Marketing, Google
•2008 – 2010: Head of North America Marketing, Google
•2008: Head of Online Sales & Operations, AdWords Japan, Google
•2005 – 2008: Senior Manager, Online Sales & Operations, AdWords North
America, Google
•2004: Global Marketing Intern, Procter & Gamble (Gillette)
•2000 – 2002: Investment Banking Analyst, J.P. Morgan
Other Public Company Directorships
•2025 – Present: National CineMedia, Inc.
•2021 – Present: Urban Outfitters, Inc.
Kelly Campbell
INDEPENDENT DIRECTOR
Age: 48
Director Since: 2025

Board Diversity
The following matrix provides diversity information regarding each of the nominees and the other directors serving unexpired terms identified above, based on the voluntary self-identification of each individual.

	Female	Male
Gender Identity:
Directors	5	6
Demographic Background:
African American or Black	0	1
Hispanic or Latinx	0	1
White	5	4
Corporate Governance
Corporate Governance Guidelines, Committee Charters and Code of Business Conduct and Ethics. As part of its ongoing commitment to good corporate governance, the Board has codified its corporate governance practices into a set of Corporate Governance Guidelines and has also adopted written charters for each of the committees of the Board. Match Group has also adopted a Code of Business Conduct and Ethics for directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees. The Corporate Governance Guidelines, Audit Committee Charter, Compensation and Human
Resources Committee Charter, Nominating and Corporate Governance Committee Charter, and Code of
Business Conduct and Ethics are available in the Corporate Governance section of our website at https://
ir.mtch.com.
Board Leadership Structure. Match Group’s business and affairs are overseen by its Board of Directors, which currently has eleven members. The Nominating Committee periodically reviews the size of the Board and may recommend changes to the Board. There is one management representative on the Board and, of the other ten current directors, nine are independent. The Board has standing Audit, Compensation and Human Resources, and Nominating and Corporate Governance Committees, each comprised solely of independent directors. For more information regarding director independence and our Board Committees, see the discussion below under the headings "Director Independence" and "The Board and Board Committees." All of our directors play an active role in Board matters, are encouraged to communicate among themselves and directly with the Chief Executive
Officer and have full access to Match Group management at all times. The Board and each Board Committee conducts an annual evaluation of its performance.
Match Group’s independent directors meet in scheduled executive sessions without management present at least twice a year and may schedule additional meetings as they deem appropriate. These sessions are led by
Match Group’s independent Chairman of the Board. The independent membership of the Audit, Compensation and Human Resources, and Nominating and Corporate Governance Committees ensures that directors with no ties to management are charged with oversight for all financial reporting and executive compensation related decisions, as well as for recommending candidates for Board membership and oversight of governance practices and policies. At each regularly scheduled Board meeting, the Chairperson of each of these committees provides the full Board with an update of all significant matters discussed, reviewed, considered and/or approved by the relevant committee since the last regularly scheduled Board meeting.
Mr. McInerney has served as independent Chairman of the Board since May 2021. Our Board currently believes that the roles of Chairperson and Chief Executive Officer should be separated in recognition of the different responsibilities between the two roles. Mr. McInerney, as independent Chairman, leads the Board in its oversight and management role, including with respect to risk oversight, while Mr. Rascoff, our Chief Executive
Officer, focuses on managing the Company’s operations and strategic planning on a day-to-day basis. Mr.
McInerney’s other responsibilities include, among others, setting Board meeting agendas, leading Board meetings and executive sessions, and communicating feedback to and advising Mr. Rascoff.
We believe that it is in the best interests of our stockholders for the Board to review and make a determination regarding the separation or combination of these roles each time it elects a new Chairperson or appoints a Chief Executive Officer.

Risk Oversight. The Board’s role in risk oversight of the Company is consistent with Match Group’s leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with these efforts. Match Group management, including our Senior Vice
President, Internal Audit, and our Risk, Controls and Compliance team, is responsible for assessing and managing Match Group’s exposure to various risks on a day‑to‑day basis, which responsibilities include the conduct of an enterprise risk assessment of short-term, long-term and emerging risks, testing of key controls and procedures, and creation of appropriate risk management programs and policies. Management has developed and implemented guidelines and policies to identify, assess and manage significant risks facing the Company. In developing this framework, Match Group recognizes that leadership and success are impossible without taking risks; however, the imprudent acceptance of risks or the failure to appropriately identify and mitigate risks could adversely impact stockholder value. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing Match Group’s approach to risk management. While the Board’s oversight focuses on all material risks, the Board may focus more frequently on immediate areas of concern that represent significant emerging risks as identified by management. The Board exercises these risk oversight responsibilities periodically as part of its meetings and through discussions with management, as well as through the Board’s committees, with primary risk oversight responsibilities as detailed below:
Information Security. Information security is a key component of risk management at Match Group, and our
Senior Vice President, Security Engineering, briefs the Audit Committee regularly, and the full Board periodically, on the Company’s information security program and its related priorities and controls. In addition, an overall review of information security risks is inherent in the Board’s consideration of the Company’s long‑term strategies and in the transactions and other matters presented to the Board, including significant capital expenditures and significant acquisitions and divestitures. Our information security teams, led by our Senior Vice President, Security
Engineering, are responsible for assessing and managing our exposure to information security risks, including by:
•Implementing and enforcing physical, operational and technical security policies, procedures and controls;
•Conducting, and engaging independent third-party experts to conduct, when appropriate, internal and external security assessments and audits, including assessments of our cybersecurity policies, standards, processes, and practices, and the security posture of third-party vendors and partners; and
•Collaborating with our development teams to engineer and integrate security as part of the product development lifecycle.

We also maintain cyber insurance coverage to mitigate potential costs that may arise from a cybersecurity incident.
Artificial Intelligence. The full Board oversees corporate strategy and receives regular updates on emerging technologies, including artificial intelligence ("AI"). These updates cover a broad range of matters, such as strategy and investments. The Audit Committee assists the Board in its oversight of privacy- and cybersecurity-
related AI matters, as well as legal and regulatory risks related to AI. The Company has published responsible AI principles, which aim to guide how the Company uses generative AI across its platforms. The principles are available at https://mtch.com/ai-principles.
Compensation Risk Assessment. We periodically conduct risk assessments of our compensation policies and practices for our employees, including those related to our executive compensation programs. The goal of these assessments is to determine whether the general structure of Match Group’s compensation policies and programs and the administration of these programs pose any material risks to the Company. At the request of the
Compensation and Human Resources Committee of the Board, Compensia, Inc. (“Compensia”), the
Compensation and Human Resources Committee’s independent compensation consultant, assessed the risk profile of Match Group’s executive compensation programs, and management assessed the risk profile of Match
Group’s other compensation programs. Based on these reviews, management and the Compensation and Human
Resources Committee have concluded that Match Group’s compensation policies and practices, taken as a whole, do not encourage excessive or unnecessary risk‑taking and are not reasonably likely to have a material adverse effect on Match Group.
Securities Trading, Derivatives Trading and Hedging and Pledging Policies. Match Group’s Securities
Trading Policy (the "Trading Policy") governs the purchase, sale and other dispositions of its securities by directors, officers, employees, and contractors and is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. The Trading Policy also provides that no director, officer or employee of Match Group and its subsidiaries may engage in transactions in publicly traded options, such as puts, calls, prepaid variable forward contracts, equity swaps or other derivatives that are designed to hedge or speculate on any change in the market value of or relating to Match Group securities, or engage in short sales with respect to Match Group securities. This prohibition extends to any and all forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts (among others). The
Trading Policy also provides that no director, officer or employee of Match Group and its subsidiaries may initiate any transactions that involve pledging Match Group securities in any manner, including by purchasing Match
Group securities on margin, holding Match Group securities in an account utilizing margin or otherwise pledging
Match Group securities as collateral for a loan.
Director Independence. Under the Marketplace Rules of The Nasdaq Stock Market, LLC (the “Marketplace
Rules”), the Board has a responsibility to make an affirmative determination that those members of the Board who serve as independent directors do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In connection with the independence determinations described below, the Board reviewed information regarding transactions, relationships and arrangements relevant to independence, including those required by the Marketplace Rules. This information is obtained from director responses to questionnaires circulated by management, as well as from Company records and publicly available information. Following these determinations, Match Group management monitors those transactions, relationships and arrangements that were relevant to such determinations, as well as periodically solicits updated information potentially relevant to independence from internal personnel and directors, to determine whether there have been any developments that could potentially have an adverse impact on the Board’s prior independence determinations.
In 2026, the Board determined that each of Mses. Brenner, Campbell, Jones, McDaniel and Moskowitz and
Messrs. Bailey, Bronstein, Cavens, McInerney and Schiffman is independent. In addition, the Board determined that (i) Alan Spoon, whose term ended in June 2025, was independent during the time he served on the Board, (ii)
Pamela Seymon, whose resignation will take effect in connection with the Annual Meeting, is independent, and
(iii) Mr. Rascoff was independent during the time he served on the Board in 2025 prior to his appointment as CEO.
In connection with these determinations, the Board considered that in some cases in the ordinary course of business, Match Group and its businesses purchase products and services from companies at which certain directors are employed or serve as directors, or over which certain directors otherwise exert control. Furthermore, the Board considered whether there were any payments made to (or received from) such entities by Match Group and its businesses. No relationships or payments considered were determined to be of the type that would (i)

preclude a finding of director independence under the Marketplace Rules or (ii) otherwise interfere with the exercise of independent judgment in carrying out the responsibilities of the director.
In addition to the satisfaction of the director independence requirements set forth in the Marketplace Rules, members of the Audit and Compensation and Human Resources Committees have also satisfied separate independence requirements under the current standards imposed by the SEC and the Marketplace Rules for audit committee and compensation committee members.
Director Nominations. The Nominating Committee identifies and evaluates individuals qualified to become members of the Match Group Board. The Nominating Committee receives candidate recommendations from stockholders, directors and management and, from time to time, is assisted by a third-party advisor in identifying qualified candidates. In assessing the candidates for recommendation to the Board as director nominees
(regardless of how the candidate was identified or recommended), the Nominating Committee will evaluate such candidates against the standards and qualifications set out in its charter, including:
•Personal and professional integrity and
character
•Prominence and reputation in the
candidate’s profession
•Skills, knowledge, diversity of background
and experience, and expertise (including
business or other relevant experience)
useful and appropriate to the effective
oversight of our business
•The capacity and desire to represent the
interests of the stockholders as a whole
•The extent to which the interplay of the
candidate’s skills, knowledge, expertise,
diversity of background and experience with
that of the other Board members will help
build a Board that is effective in collectively
meeting our strategic needs and serving the
long-term interests of the various
stakeholders
•Availability to devote sufficient time to the
affairs of Match Group
The Nominating Committee considers not only an individual’s qualities, performance and professional responsibilities, but also the then composition of the Board and the challenges and needs of the Board at that time. While the Board does not have a formal diversity policy, the Nominating Committee also considers the overall diversity of the experiences, characteristics, attributes, skills and backgrounds of candidates relative to those of other Board members and those represented by the Board as a whole to ensure that the Board has the right mix of skills, expertise and background.
The Board does not have a formal policy regarding the consideration of director nominees recommended by stockholders as the Board and the Nominating Committee assess all candidates in the same manner regardless of how the candidate was identified or recommended. Stockholders who wish to make such a recommendation should send the recommendation to Match Group, 8750 North Central Expressway, Suite 1400, Dallas, Texas
75231, Attention: Corporate Secretary. The envelope must contain a clear notation that the enclosed letter is a
“Director Nominee Recommendation.” The letter must identify the author as a stockholder, provide a brief summary of the candidate’s qualifications and history, together with an indication that the recommended individual would be willing to serve (if elected), and must be accompanied by evidence of the sender’s stock ownership. Any nominations for directors must comply with the requirements set forth in our bylaws.
Director Time Commitments and Service on Other Public Company Boards. Serving on Match Group's
Board requires significant time and attention. Directors are expected to spend the time needed and meet as often as necessary to discharge their responsibilities. In considering each director’s ability to properly discharge their duties, the Nominating Committee will annually review each director’s professional time commitments. This may include, without limitation, the director’s principal occupation, service on other public company boards, including any leadership positions held and service on such board’s committees, as well as service on private company boards and boards of non-profit organizations. If at any time the principal occupation of any director changes, the
Nominating Committee will review the continued appropriateness of such director’s service on the Board.
Directors should not serve on more than four public company boards (including Match Group's Board), other than a director who serves as Match Group's Chief Executive Officer, who should not serve on more than three public company boards (including Match Group's Board). Service on boards of other organizations should follow the
Company’s conflict of interest policies.
Director Orientation and Education. All new members of the Board are required to participate in Match
Group’s orientation program for directors. The orientation program includes discussions with and presentations by senior management and provides new directors with a review of Match Group’s financial position, an overview of the industry in which we operate and compete and the regulatory and legal environment that affects our business, as well as governs directors’ fiduciary duties. All directors are offered the opportunity, and are encouraged, to participate in continuing education programs with reimbursement by us of any associated expenses.
Communications with the Match Group Board. Stockholders who wish to communicate with the Board or a particular director may send any such communication to MatchGroupCorporateSecretary@match.com or Match
Group, 8750 North Central Expressway, Suite 1400, Dallas, Texas, 75231, Attention: Corporate Secretary. If sent by mail, the mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder—
Board Communication” or “Stockholder—Director Communication.” All correspondence must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. Match Group’s Corporate Secretary will then review such correspondence and forward it to the Board, or to the specified director(s), if appropriate. Items unrelated to directors’ duties and responsibilities may be excluded, including solicitations and advertisements.
The Board and Board Committees
The Board. The Board acts as the ultimate decision-making body of the Company and advises and oversees management, who are responsible for the day-to-day operations and management of the Company. The Board met seven times during 2025. During 2025, all then-incumbent directors attended at least 75% of the meetings of the Board and the Board committees on which they served, other than Bernard Kim, who resigned from the Board on February 4, 2025. Directors are not required to attend annual meetings of Match Group stockholders. Three directors attended Match Group’s annual meeting of stockholders in 2025.
The Board currently has three standing committees: the Audit Committee, the Compensation and Human
Resources Committee, and the Nominating and Corporate Governance Committee.
Audit Committee. The members of Match Group’s Audit Committee, all of whom are independent directors, are Messrs. Bailey, Cavens (Chairperson) and Schiffman. The Audit Committee met ten times during 2025. The
Audit Committee is appointed by the Board to assist the Board with a variety of matters described in its charter, which include monitoring: (i) the integrity of Match Group’s financial statements, (ii) the effectiveness of Match
Group’s internal control over financial reporting, (iii) the qualifications, performance and independence of Match
Group’s independent registered public accounting firm, (iv) the performance of Match Group’s internal audit function, (v) Match Group’s risk assessment and risk management policies as they relate to financial and other risk exposures and (vi) Match Group’s compliance with legal and regulatory requirements. In fulfilling its purpose, the Audit Committee maintains free and open communication among its members, Match Group’s independent registered public accounting firm, Match Group’s internal audit function and Match Group management. The formal report of the Audit Committee is set forth under "Audit Committee Matters—Audit Committee Report."
The Board has concluded that Mr. Schiffman is an “audit committee financial expert,” as such term is defined in applicable SEC rules, as well as the Marketplace Rules.
Compensation and Human Resources Committee. The members of Match Group’s Compensation and
Human Resources Committee, all of whom are independent directors, are Mses. Jones, McDaniel (Chairperson)
and Seymon. The Compensation and Human Resources Committee met eight times during 2025. The
Compensation and Human Resources Committee is appointed by the Board to assist the Board with all matters relating to the compensation of Match Group’s executive officers and non-employee directors and has overall responsibility for approving and evaluating all compensation plans, policies and programs of Match Group as they affect Match Group’s executive officers and non-employee directors. The Compensation and Human Resources
Committee also evaluates the performance of Match Group’s senior management and presents its findings and recommendations to the full Board. The Compensation and Human Resources Committee may form and delegate authority to subcommittees and may delegate authority to one or more of its members. The Compensation and
Human Resources Committee may also delegate to one or more of Match Group’s officers the authority to grant awards of equity‑based compensation to eligible individuals (other than directors or executive officers) to the extent allowed under applicable law. For additional information on Match Group’s processes and procedures for the consideration and determination of executive compensation and the related roles of the Compensation and
Human Resources Committee, Match Group management and consultants, see the discussion under
"Compensation Discussion and Analysis." The formal report of the Compensation and Human Resources
Committee is set forth under "Compensation Committee Report."

Nominating and Corporate Governance Committee. The members of Match Group’s Nominating and
Corporate Governance Committee, all of whom are independent directors, are Ms. Brenner, Ms. Campbell and
Mr. McInerney (Chairperson). The Nominating Committee met five times during 2025. The Nominating Committee is appointed by the Board to (i) identify and evaluate individuals qualified to become Board members consistent with such criteria as are deemed appropriate by the Nominating Committee or the Board, including the consideration of nominees submitted by stockholders, and to recommend to the Board director nominees for the next annual meeting of stockholders or special meeting of stockholders at which directors are to be elected (and nominees to fill vacancies on the Board as necessary), (ii) periodically review Board committee composition and recommend changes as needed, (iii) oversee periodic evaluations of the Board and its committees, (iv) develop and periodically review corporate governance guidelines, (v) review director and director nominee independence,
(vi) review and make recommendations regarding responses to stockholder proposals, (vii) oversee social and environmental policies and initiatives, (viii) oversee political contributions and expenditures and (ix) oversee corporate governance practices and identify best practices for potential adoption.
PROPOSAL 2—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
As required pursuant to Section 14A of the Securities Exchange Act of 1934 (as amended, the “Exchange
Act”), we are seeking a non-binding advisory vote from our stockholders to approve the compensation of our named executive officers for 2025. This proposal, which we refer to as the “say-on-pay proposal,” is not intended to address any specific item of compensation, but rather our overall compensation program and policies relating to our named executive officers.
As described in detail in the "Compensation Discussion and Analysis" section of this proxy statement, our executive officer compensation program is designed to increase long term stockholder value by attracting, retaining, motivating and rewarding leaders with the competence, character, experience and ambition necessary to enable Match Group to meet its growth objectives.
We believe that our executive officer compensation program, with its balance of short-term and long-term incentives, rewards sustained performance that is aligned with long-term stockholder interests. Accordingly, we believe that the compensation paid to our named executive officers in 2025 pursuant to our executive officer compensation program was fair and appropriate and are asking our stockholders to vote "FOR" the adoption of the following resolution:
“RESOLVED, that the stockholders of Match Group, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers for 2025, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders
pursuant to the U.S. Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the Executive Compensation tables and the related narrative discussion.”
The approval, on an advisory basis, of the say-on-pay proposal requires the affirmative vote of a majority of the voting power of the shares of Match Group common stock present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter. The vote is advisory in nature and therefore not binding on us or our Board. However, our Board and Compensation and Human Resources Committee value the opinions of all of our stockholders and will consider the outcome of this vote when making future compensation decisions for our named executive officers.
The Company last sought a say-on-pay vote at its 2025 Annual Meeting of Stockholders and last sought a non-binding advisory vote from its stockholders on the frequency of seeking the say on pay vote (required by applicable law every six years) at its 2022 Annual Meeting of Stockholders. Based on voting results from the 2022
Annual Meeting of Stockholders, and consistent with the Company’s recommendation, say-on-pay votes currently occur every year. Accordingly, the next say-on-pay vote is currently scheduled to be held at the Company’s 2027
Annual Meeting of Stockholders.
The Board recommends that our stockholders vote "FOR" the advisory vote to approve executive compensation.

PROPOSAL 3—APPROVAL OF THE SECOND AMENDED AND RESTATED
2024 STOCK AND ANNUAL INCENTIVE PLAN
(THE "2024 PLAN" OR THE "SECOND AMENDED AND RESTATED 2024 PLAN")
Overview
The Board requests that stockholders approve the proposed Match Group, Inc. Second Amended and
Restated 2024 Stock and Annual Incentive Plan to (i) increase the number of shares of common stock available for issuance under the 2024 Plan by 6,250,000 shares and (ii) extend the term of the 2024 Plan to the tenth anniversary of our 2026 Annual Meeting. There are no other changes proposed to the 2024 Plan.
Background
The Board originally adopted the 2024 Plan in April 2024, which became effective upon approval by our stockholders on the date of our 2024 Annual Meeting, which was June 21, 2024. The Board approved the
Amended and Restated 2024 Plan in April 2025, which became effective upon approval by our stockholders on the date of our 2025 Annual Meeting, which was June 18, 2025. The Board approved the Second Amended and
Restated 2024 Plan on April 28, 2026, subject to approval by our stockholders at the 2026 Annual Meeting.
As of April 2, 2026, there were 9,312,930 shares remaining available for issuance under the 2024 Plan, representing 3.98% of our outstanding common stock as of that date. As indicated last year, we are continuing our annual request cadence for requesting additional shares so that stockholders can continue to monitor our share usage and provide input on our equity program. The additional 6,250,000 shares requested for issuance under the Second Amended and Restated 2024 Plan is intended to provide us with sufficient shares for grants to be made over the next 12 to 18 months to support our continued employee attraction, retention and motivation needs, ensuring our continued competitiveness in a dynamic talent market. The precise amount of time this pool will sustain our future share needs is difficult to predict, particularly under our current market conditions and ongoing market volatility throughout the technology sector, and it will depend on our hiring and retention needs across our leadership team and broader employee population, the cost of which we expect will increase as we continue to focus on top engineering, product and AI talent to execute our strategic plans, the possibility of unplanned events such as unanticipated changes to our leadership team or headcount, and the price of our common stock at the time equity awards are granted. In addition, if approved by stockholders, the term of the
2024 Plan will be extended to the tenth anniversary of the date of the stockholders’ approval at the 2026 Annual
Meeting.
If the Second Amended and Restated 2024 Plan is not approved by our stockholders, the 2024 Plan will remain in effect in its current form, which may not be sufficient to support our equity compensation plans through the next opportunity to increase the equity plan reserve at our 2027 Annual Meeting of Stockholders. As a result, we would lose access to a key element of compensation that is critical in the competitive labor markets in which we compete, and we may need to replace future equity incentive awards with cash awards, which may not align the interests of our executives and employees with those of our stockholders as effectively as equity incentive awards. Cash awards would also likely have a negative impact to our Adjusted EBITDA, which is among the primary metrics by which we evaluate the performance of our business, on which our internal budget is based, by which management is compensated, and which is often used to compare the performance of the Company to that of our competitors.
The approval of the Second Amended and Restated 2024 Plan requires the affirmative vote of a majority of the voting power of the shares of Match Group common stock present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter. The Board has determined that it is in the best interests of the Company and its stockholders to approve this proposal. The Board recommends that our stockholders vote "FOR" the approval of the Second Amended and Restated 2024 Plan.
Reasons to Vote for the Proposed Share Increase
Incentive Compensation is a Critical Part of Match Group’s Ability to Effectively Compete for Talent
We operate in a competitive market for talent across our portfolio of companies. The 2024 Plan enables us to grant equity-based compensation awards designed to attract, retain and motivate highly talented and skilled officers, employees, and non-employee directors, and other service providers who are critical to the achievement of our long-term financial and strategic goals. Awards made under the 2024 Plan are designed to align the
1Data per Institutional Shareholder Services Inc. ("ISS") Corporate Solutions. Similarly-sized technology companies is defined as companies within the software & service, technology hardware & equipment, semiconductor & semiconductor equipment, and media & entertainment
GICS sectors with market capitalization values between $3 billion and $30 billion. Match Group is a member of the media & entertainment
GICS sector.

individual interests of award recipients with the interests of our stockholders and reward them for the creation of long-term stockholder value.
We believe that offering ownership interests in Match Group through the 2024 Plan is a key factor in retaining existing employees, recruiting and retaining new employees, and fostering an ownership culture that focuses all employees on our success. In addition, long-term equity-based compensation enables Match Group to provide competitive compensation to help in the recruitment of executive officers and employees, and through vesting requirements, helps to promote retention and long-term service of executive officers and employees. Our broad-based program is used to attract and retain talented employees at all levels of the organization. During
2025, approximately 76% of our restricted stock unit ("RSU") and performance-based restricted stock unit ("PSU")
awards granted to employees and consultants were made to our non-executive officer employees and other participants, which takes into account the potential maximum payout of PSU awards. No stock option awards were granted in 2025.
Equity Awards Support Our Pay for Performance Objectives
We award RSUs to a broad-based group of our employees and non-employee directors. In addition, we also grant PSUs to senior employees, including our named executive officers, that vest based on both time and the achievement of rigorous performance conditions. Please see the description set forth under “Compensation
Discussion and Analysis—Compensation Elements—Long-Term Incentives” below for additional information regarding the performance conditions associated with performance-based awards granted to executive officers in
2025. Our Board believes that equity awards – the value of which fluctuates based on our stock price performance and, in the case of performance-based awards, the achievement of key objectives – directly link realized pay to Company performance and reinforce our pay-for-performance philosophy. Equity-based compensation under the 2024 Plan encourages recipients to act with an ownership mindset, and promote responsible decision-making that supports sustained stockholder value.
Equity Awards Effectively Link Employee and Stockholder Interests and Drive Long-Term Value Creation
The Board and the Compensation and Human Resources Committee believe that equity awards provide award recipients with a strong link to long-term performance and help to align the interests of award recipients with those of stockholders. The 2024 Plan is designed to advance these interests to the benefit of Match Group and its stockholders.
The ability to grant long-term equity-based compensation would allow Match Group to continue to align the interests of award recipients with the interests of Match Group’s stockholders and to create substantial incentives for Match Group’s executive officers and employees to achieve Match Group’s long-term goals.
We Are Mindful of the Need to Balance Our Need to Attract and Retain Talent with Stockholder Interests
Regarding Dilution
We are mindful of the dilutive impact of our equity compensation program on our stockholders. The requested increase of 6,250,000 shares under the 2024 Plan, as proposed, is intended to balance dilution considerations with our need to compete for skilled talent, maintain competitive compensation practices, and attract and retain the leadership required to support our strategic objectives. In determining the reasonableness of the 2024 Plan share reserve, our Compensation and Human Resources Committee considered both our dilution compared to industry practice, and our historic burn rate.
Dilution
The proposed share increase represents an incremental dilution of approximately 2.67% of the shares of common stock outstanding as of April 2, 2026, which is well below the median requests of similarly-sized technology companies (3.70%) and that of all companies within the same Global Industry Classification Standard
("GICS") sector as Match Group (8.00%), each since January 2024.1 We expect that the additional 6,250,000 shares will provide us with a sufficient number of shares to cover issuances for the next 12 to 18 months. As noted above, the precise amount of time this pool will sustain our future share needs is difficult to predict, particularly under our current market conditions and ongoing market volatility throughout the technology sector,

and will depend on our hiring and retention needs across our leadership team and broader employee population, the cost of which we expect will increase as we continue to focus on top engineering, product and AI talent to execute our strategic plans, the possibility of unplanned events such as unanticipated changes to our leadership team or headcount, and the price of our common stock at the time equity awards are granted. The Board believes the number of additional shares requested for issuance under the 2024 Plan represents a reasonable amount of potential additional equity dilution.
Our Board remains committed to effectively managing our share reserves for equity compensation while minimizing stockholder dilution. In the near term, we intend to continue to make annual requests to stockholders for additional shares so that stockholders can monitor our share usage and provide continued input on our equity program. We also maintain a share repurchase program, which has the effect of helping to mitigate dilution from equity awards by reducing the total number of our shares outstanding. However, our share repurchases have also contributed to the increase in our burn rate over the last three years, as well as the potential dilution represented by outstanding awards, as repurchases decrease the number of shares of common stock outstanding. During
2023, 2024 and 2025, we repurchased approximately 60 million shares, or approximately $2.1 billion of shares.
As of April 1, 2026, $895 million remains available under the share repurchase program.
Responsible Equity Usage
Below is a summary of Match Group’s assessment of potential dilution attributable to the proposed increase in shares authorized pursuant to the Second Amended and Restated 2024 Plan. The information listed in the table below is as of April 2, 2026, the most recent practicable date prior to the filing of our proxy statement, and reflects all existing and former equity plans.

Share Allocation and Potential Dilution
2024 Plan additional share request	6,250,000
Shares currently available for future awards(1)	9,312,930
Shares subject to currently outstanding full value awards(1)	18,707,442
Shares subject to currently outstanding stock options(2)	644,849
Total potential equity awards	34,915,221
Shares outstanding	233,884,942
Potential dilution from equity awards	14.93%
(1)Reflects (i) the maximum number of PSUs that would vest if the highest level of performance condition is achieved, (ii) 3,210,864 shares reserved to settle subsidiary equity awards denominated in the equity of certain of our subsidiaries (the "Subsidiary
Equity Awards") and (iii) 11,744 shares issuable pursuant to deferred share units accrued under the 2020 Match Group, Inc.
Deferred Compensation Plan for Non-Employee Directors. For a description of Subsidiary Equity Awards, see “Note 10—Stock-
Based Compensation—Equity Instruments Denominated in Shares of Certain Subsidiaries” to the consolidated financial statements included in “Part II, Item 8—Consolidated Financial Statements and Supplementary Data” of the Company’s Annual
Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission on
February 26, 2026 (the "2025 10-K").
(2)Stock options outstanding have a weighted average exercise price of $26.93 and a weighted-average remaining term of 1.36 years.
If approved, the 6,250,000 additional shares requested for issuance under the 2024 Plan would, when combined with shares subject to outstanding equity awards as reflected in the table above, increase the potential dilution percentage to approximately 14.93%.
Burn Rate
We are committed to managing the use of our equity incentives prudently to balance the benefits equity compensation brings to our compensation program with the dilution it causes our stockholders. As part of our analysis when considering the proposed share increase, we considered our three-year average “burn rate,” or the number of shares subject to equity awards granted from the beginning of 2023 through the end of 2025, divided by the weighted average number of shares outstanding for that period.

	2023	2024	2025
Burn rate (annual)(1)	1.93%	2.58%	3.21%
(1)Amounts for each year reflect the number of PSUs earned in each year and exclude Subsidiary Equity Awards due to the inability to translate such awards into a number of Match Group shares on the date of grant. Refer to “Note 10—Stock-Based
Compensation” to the consolidated financial statements included in “Part II, Item 8—Consolidated Financial Statements and
Supplementary Data” of the 2025 10-K, for information on how the Company reports the number of awards granted each year.
As shown in the table above, Match Group’s average annual burn rate for the three-year period ending
December 31, 2025 was 2.57%. For context, we believe there are significant factors that have influenced our share usage and merit consideration. The majority of our recent hiring activity has been concentrated in Tinder and Hinge, which operate in fiercely competitive markets. The recruitment efforts for these brands have predominantly targeted technically skilled professionals, such as engineers, who command higher compensation packages that include a significant equity component. This strategic focus on specialized talent is crucial for maintaining our competitive edge and driving innovation in our industry. This heightened need for equity compensation coincided with our stock price significantly declining and remaining depressed over the past three years, which impacted the number of shares required to meet our compensation obligations. Accordingly, our share usage in 2025 is most reflective of our anticipated equity needs over at least the next 12 to 18 months, with an additional buffer, at our current stock price.
Our 2.57% average annual burn rate for the previous three years compares favorably to similarly situated companies within our industry relative to our current size, market profile, and compensation practices. Further, it is well below the benchmark set by Institutional Shareholder Services (5.42%) for Russell 3000 companies
(excluding S&P 500 constituents) within our GICS industry, which we believe is the appropriate benchmark against which to assess our equity usage relative to market practice as we are no longer a member of the S&P
500 as of March 2026. The Board's Compensation and Human Resources Committee and management monitor our equity usage on a regular basis and will continue to do so to ensure our burn rate is within competitive market norms. While our prior inclusion in the S&P 500 reflected the Company’s position at that time, continued
evaluation of our equity usage against S&P 500 benchmarks does not provide a meaningful or representative frame of reference for assessing our current or go-forward equity compensation practices. To the contrary, doing so inappropriately compares us to companies with larger market capitalizations.
We also considered that during the period from the beginning of 2023 through the end of 2025, we made equity grants in connection with leadership appointments that we believe are critical to furthering our business strategy, and to incentivize our key officers and employees. We believe these new hires and aforementioned compensation decisions are critical to the development and strength of our senior management team to attract the experience and talent necessary to further implement our strategy.
Our Strong Corporate Governance Practices Further Align Our Equity Compensation Program with Stockholders'
Interests
The following is a list of key practices intended to protect the interests of our stockholders:
✓ No evergreen provision. The 2024 Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be increased automatically without stockholder approval.
✓ No discounted options or stock appreciation rights ("SARs"). Stock options and SARs must have an exercise price per share that is no less than the fair market value of our common stock on the date of grant.
✓ No repricing. Repricing of options and SARs is not to be permitted without stockholder approval, except for adjustments with respect to certain specified extraordinary corporate transactions.
✓ No “liberal” change in control definition. The change in control definition under the 2024 Plan is only triggered in those instances where an actual change in control occurs.
✓ No automatic single-trigger vesting of employee awards. Awards granted under the 2024 Plan to employees will not vest automatically upon a change in control.
✓ No liberal share recycling. Any shares withheld or tendered in respect of taxes relating to any award or withheld or tendered to pay the exercise price of options will not again become available for issuance under the
2024 Plan.

✓ Restricted dividends and dividend equivalents on awards. The 2024 Plan permits payment of dividends and dividend equivalents on awards only if and when the underlying award vests.
✓ Limit on non-employee director compensation. The maximum aggregate compensation that may be paid to any non-employee director in any calendar year (including cash and awards under the 2024 Plan) is
$750,000, except that the maximum for a newly appointed or elected non-employee director is $1,000,000.
✓ Post-exercise holding period for CEO. Upon exercise of options or SARs by our CEO, any net shares received will be subject to a post-exercise holding period until the earlier of twelve (12) months from the date of exercise or the CEO’s termination of employment for any reason (including due to retirement).
✓ Clawback of awards. Awards granted under the 2024 Plan are subject to the Company’s Compensation
Recoupment Policy.
Summary of Terms of the 2024 Plan
The principal features of the 2024 Plan are described below. This summary is qualified in its entirety by reference to the full text of the 2024 Plan, a copy of which is attached as Appendix A to this proxy statement.
Administration. The 2024 Plan is administered by the Compensation and Human Resources Committee (or
such other committee of the Board as the Board may from time to time designate, and for purposes of this summary, the “Committee”). Among other things, the Committee has the authority to select individuals to whom awards are granted, determine the types of awards granted, the number of shares of Match Group common stock underlying awards and the terms and conditions of awards.
Term. Awards may be granted under the 2024 Plan for ten years following the date on which our stockholders approve the 2024 Plan.
Eligibility. Awards under the 2024 Plan may be granted to any current or prospective director, officer, employee and consultant of Match Group or its subsidiaries or affiliates. The 2024 Plan permits awards to be made to any of the following individuals, as designated by the Committee: (i) non-employee directors of the
Company (currently, the Company has 10 non-employee directors); (ii) officers of the Company (currently, the
Company has 4 executive officers); (iii) employees (currently, the Company or its subsidiaries or affiliates have approximately 2,200 full-time employees and 14 part-time employees); and (iv) consultants (currently, the
Company or its subsidiaries or affiliates have approximately 575 consultants). The basis for participation in the
2024 Plan is the Committee’s decision that an award to an eligible participant will further the 2024 Plan’s purpose of retaining, attracting and rewarding non-employee directors, officers, employees and consultants of outstanding ability and motivating eligible participants to exert their best efforts to achieve the Company’s long-term goals.
Shares Subject to the 2024 Plan. The 2024 Plan provides that the aggregate number of shares of Match
Group common stock subject to grant under the 2024 Plan will be (i) 17,926,467 (which represents the 6 million shares of common stock originally reserved for issuance under the 2024 Plan plus the 11,926,467 shares remaining available for future grant under the Match Group, Inc. Amended and Restated 2017 Stock and Annual
Incentive Plan (the "2017 Plan") as of June 21, 2024, the date on which the stockholders approved the original
2024 Plan), (ii) plus the additional 4,200,000 shares approved by stockholders on June 18, 2025, (iii) plus the additional 6,250,000 shares requested pursuant to this proposal, (iv) plus any shares subject to any outstanding award under the 2017 Plan that, after June 21, 2024, is forfeited, is terminated, expires or lapses for any reason without delivery of the shares underlying such award. The maximum number of shares that may be granted pursuant to incentive stock options is 10,000,000. The foregoing share limits are subject to adjustment in certain circumstances to prevent dilution or enlargement.
The shares of Match Group common stock subject to grant under the 2024 Plan may be made available from authorized but unissued shares or from treasury shares, as determined from time to time by the Board. To the extent that any award is forfeited or any stock option or stock appreciation right terminates, expires or lapses without being exercised or any award is settled for cash, the shares of Match Group common stock underlying such awards will again be available for awards under the 2024 Plan. Shares will not again become available for issuance under the 2024 Plan to the extent (i) they are withheld or tendered to pay the exercise price of a stock option and/or the tax withholding obligations relating to any award, (ii) they underlie an award of SARs or any similar award (in which case the total number of shares will not again become available for issuance, and not only the number of shares actually issued in exercise or settlement of such an award), or (iii) they are repurchased by the Company in the open market with proceeds from a cash exercise of a stock option.

Stock Options and SARs. The 2024 Plan provides for the award of stock options and SARs. Stock options can either be incentive stock options (“ISOs”) or non-qualified stock options and SARs can be granted either alone or in tandem with stock options. The exercise price of stock options and SARs cannot be less than 100% of the Fair Market Value (defined below) of Match Group common stock on the grant date. The 2024 Plan defines
Fair Market Value as the closing price of Match Group common stock on the date of measurement, unless otherwise determined by the Committee. The closing price of Match Group common stock, as reported on the
NASDAQ Stock Market, on April 15, 2026 was $34.52 per share. Stock options and SARs cannot be repriced without stockholder approval.
Holders of stock options may pay the exercise price: (i) in cash, (ii) if approved by the Committee, in shares of Match Group common stock (valued at Fair Market Value), (iii) with a combination of cash and shares of Match
Group common stock, (iv) by way of a cashless exercise through a broker approved by the Company or (v) by withholding shares of Match Group common stock otherwise receivable on exercise. The Committee determines the term of stock options and SARs, which term may not exceed ten years from the grant date. The Committee determines the vesting and exercise schedules for stock options and SARs, which the Committee may waive or accelerate at any time, and the extent to which these awards will be exercisable after a termination of employment. Generally, unvested stock options and SARs terminate upon a termination of employment and vested stock options and SARs remain exercisable for one year after death, disability or retirement and for ninety
(90) days after a termination of employment for any other reason. Vested stock options and SARs also terminate upon a termination of employment for cause. Stock options and SARs are transferable only by will or the laws of descent and distribution or pursuant to a qualified domestic relations order or, in the case of non-qualified stock options or SARs, as otherwise expressly permitted by the Committee (including, if so permitted, pursuant to a transfer to family members or a charitable organization, whether directly or indirectly or by means of a trust or partnership or otherwise).
Restricted Stock. The 2024 Plan provides for the award of shares of Match Group common stock that are subject to forfeiture and restrictions on transferability as set forth in the 2024 Plan and as may be otherwise determined by the Committee (“Restricted Stock”). Except for these restrictions and any others imposed by the
Committee, upon the grant of an award of Restricted Stock, holders will have rights of a stockholder with respect to the shares of Restricted Stock, including the right to vote such shares and to receive all dividends and other distributions paid or made with respect to such shares, on such terms as will be set forth in the applicable award agreement. Unless otherwise determined by the Committee: (i) cash dividends on shares of Restricted Stock shall be automatically reinvested in additional shares of Restricted Stock and (ii) dividends payable in shares of Match
Group common stock shall be paid in the form of additional shares of Restricted Stock, which in both cases, shall vest in accordance with the vesting schedule of the initial award. Grants of Restricted Stock awards under the
2024 Plan may or may not be subject to performance conditions. Shares of Restricted Stock may not be sold, transferred, pledged, exchanged or otherwise encumbered prior to vesting.
RSUs. The 2024 Plan provides for the award of RSUs denominated in shares of Match Group common stock that will be settled, subject to the terms and conditions of the RSUs, in cash, shares of Match Group common stock or a combination thereof, based upon the Fair Market Value of the number of shares of Match Group common stock vesting. RSUs are not shares of Match Group common stock and as a result, holders of RSUs do not have rights of a stockholder. RSU award agreements will specify whether, to what extent and on what terms and conditions the shares of Match Group common stock underlying awards will be credited for dividends (if at all); provided that any dividend equivalents will be subject to the same vesting schedule as the underlying award and will pay out only if and when the underlying award vests. RSUs granted under the 2024 Plan may or may not be subject to performance conditions. RSUs may not be sold, transferred, pledged, exchanged or otherwise encumbered prior to vesting.
Other Stock-Based Awards. The 2024 Plan also provides for the award of other Match Group common stock-
based awards and awards that are valued in whole or in part by reference to (or are otherwise based on) shares of Match Group common stock (including unrestricted stock, dividend equivalents and convertible debentures).
For the avoidance of doubt, other stock-based awards granted pursuant to the 2024 Plan shall not be eligible to receive dividends or dividend equivalents prior to the vesting of such an award.
Cash-Based Awards. Lastly, the 2024 Plan provides for cash-based awards settleable in cash, shares of
Match Group common stock or a combination thereof.

Change in Control. Unless otherwise provided in the applicable award agreement or otherwise set forth in writing between the Company and the participant, upon a termination of employment (other than for cause or disability) or resignation for good reason during the two-year period following a change in control:
•all stock options and SARs outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will become fully vested and exercisable and will remain exercisable until the later of: (i) the period that they would have remained exercisable absent the change in control provision and (ii) the earlier of the original term or one-year anniversary of such change in control;
•all restrictions applicable to all Restricted Stock outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will lapse and such Restricted Stock will become fully vested and transferable; and
•all RSUs, including PSUs, outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will become fully vested, any outstanding performance goals will be deemed satisfied at target, any restrictions shall lapse and such RSUs will be settled in cash or shares of Match Group common stock as promptly as is practicable.
Amendment and Discontinuance. The 2024 Plan may be amended, altered or discontinued by the Board, but no amendment, alteration or discontinuance may impair the rights of award holders without their consent.
Amendments to the 2024 Plan will require stockholder approval to the extent such approval is required by applicable law or the listing standards of the applicable exchange. If approved by our stockholders, the Second
Amended and Restated 2024 Plan will terminate on the tenth anniversary of the date of stockholder approval of the Second Amended and Restated 2024 Plan.
U.S. Federal Income Tax Consequences
The following is a summary of certain federal income tax consequences of awards to be made under the
2024 Plan based upon the laws in effect as of the date of this proxy statement. The discussion is general in nature and does not take into account a number of considerations which may apply in light of individual circumstances under the 2024 Plan. Income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.
Non-Qualified Stock Options. A participant will not recognize taxable income when a non-qualified stock option is granted and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) upon the exercise of a non-qualified stock option equal to the excess of the Fair Market Value of the shares of Match
Group common stock purchased over their exercise price and we generally will be entitled to a corresponding deduction.
ISOs. An award holder will not recognize taxable income when an ISO is granted. An award holder will not recognize taxable income (except for purposes of the alternative minimum tax) upon the exercise of an ISO. If the award holder does not sell or otherwise dispose of the shares of Match Group common stock acquired upon the exercise of an ISO within two years from the date the ISO was granted or within one year from the date the award holder acquired the shares of Match Group common stock, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss and we will not be entitled to any deduction. If, however, the shares of Match Group common stock acquired are disposed of within such two- or one-year periods, then in the year of such disposition the award holder will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the Fair Market Value of such shares on the date of exercise over the exercise price and we generally will be entitled to a corresponding deduction. The excess of the amount realized through the disposition date over the Fair Market Value of the shares of Match Group common stock acquired on the exercise date will be treated as capital gain.
SARs. An award holder will not recognize taxable income when a SAR is granted and we will not be entitled to a tax deduction at such time. Upon vesting of a SAR, no taxable income is recognized. However, upon exercise, the participant will recognize ordinary income (and subject to income tax withholding in the case of employees) equal to the cash received or the difference between the Fair Market Value of any shares of Match
Group common stock received and the exercise price. We generally will be entitled to a corresponding deduction.
Restricted Stock. An award holder will not recognize taxable income when an award of Restricted Stock is granted and we will not be entitled to a tax deduction at such time, unless the award holder makes an election under Section 83(b) of the Internal Revenue Code of 1986 (the “Code”), as amended, to be taxed at grant. If such an election is made, the award holder will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) at the time of the grant equal to the Fair Market Value of the shares of Restricted Stock at such time. If such an election is not made, the award holder will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) at vesting in an amount equal to the Fair Market Value of the shares of Restricted Stock at such time. We are entitled to a corresponding deduction at the time ordinary income is recognized by the award holder. In addition, dividends credited prior to vesting to shares of Restricted Stock for which the above-described election has not been made will be compensation taxable as ordinary income (and subject to income tax withholding in the case of employees), rather than as dividend income, and we will be entitled to a corresponding deduction.
RSUs. An award holder will not recognize taxable income when RSUs are granted and we will not be entitled to a tax deduction at such time. An award holder will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) at vesting in an amount equal to the Fair Market
Value of any shares of Match Group common stock delivered (and the amount of cash paid by us (if any)) and we will be entitled to a corresponding deduction.
Section 162(m). Under Section 162(m) of the Code, compensation (including compensation under the 2024
Plan) in any calendar year in excess of $1 million for any individual who serves as a named executive in 2017 or thereafter will not be deductible, unless such compensation is grandfathered under the Tax Cuts and Jobs Act of
2017.
The foregoing general tax discussion is intended for the information of stockholders in connection with considering how to vote with respect to the Second Amended and Restated 2024 Stock and Annual Incentive Plan
Proposal and not as tax guidance to individuals who receive awards under the 2024 Plan. Holders of awards under the 2024 Plan are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the 2024 Plan.
Registration with the SEC
If the stockholders approve this proposal, we will file with the SEC, as soon as reasonably practicable after such approval, a registration statement on Form S-8 relating to the additional shares available for issuance under the 2024 Plan.
New Plan Benefits
A new plan benefits table for the 2024 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2024 Plan is not provided because all awards made under the 2024 Plan will be made at the Committee’s discretion, subject to the terms of the 2024 Plan.
Therefore, the benefits and amounts that will be received or allocated under the 2024 Plan are not determinable at this time. However, please refer to the 2025 Summary Compensation Table in this proxy statement which sets forth certain information regarding awards granted to our named executive officers during the last completed fiscal year.
Existing Plan Benefits to Named Executive Officers and Others
The following table sets forth with respect to each named executive officer listed in the Summary
Compensation Table set forth below under "Executive Compensation" and each group listed below the number of shares of common stock subject to RSUs and PSUs granted under the 2024 Plan, in each case since the adoption of the 2024 Plan on June 21, 2024 through April 2, 2026 (without regard to whether any awards were subsequently forfeited, terminated or canceled or shares were subsequently withheld). No awards of stock options have been granted under the 2024 Plan.

Name	RSUs and PSUs Granted Since Adoption of Plan(1)
Spencer Rascoff	2,409,833
Steven Bailey	434,672
Sean Edgett	346,529
Hesam Hosseini	326,712
Bernard Kim	—
Gary Swidler	—

Name	RSUs and PSUs Granted Since Adoption of Plan(1)
All current executive officers as a group (4 persons)	3,517,746
All non-employee directors as a group (10 persons)	83,980
Manuel Bronstein (director nominee)	—
Laura Rachel Jones (director nominee)	8,398
Ann L. McDaniel (director nominee)	8,398
Thomas J. McInerney (director nominee)	8,398
All employees, including all current officers who are not executive officers, as a group (1,598 persons)	14,369,475
(1)For PSUs, reflects the maximum number of PSUs that would vest if the highest level of performance condition is achieved.
PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee of the Board has appointed Ernst & Young LLP (“E&Y”) as Match Group’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and is requesting that stockholders ratify the appointment.
The Audit Committee annually evaluates the performance of E&Y and determines whether to continue to retain E&Y or consider the retention of another firm. In appointing E&Y as Match Group’s independent registered public accounting firm for 2026, the Audit Committee considered (i) E&Y’s performance as Match Group’s independent registered public accounting firm, (ii) the fact that E&Y has audited the financial statements of Match
Group since Match Group was a wholly owned subsidiary of IAC/InterActiveCorp and also since the completion of
Match Group’s initial public offering in 2015, (iii) E&Y’s independence with respect to the services to be performed for Match Group and (iv) E&Y’s strong and considerable qualifications and general reputation for adherence to professional auditing standards. In addition, in conjunction with the mandated rotation of the lead engagement partner every five years, the Audit Committee is directly involved in the selection of the new lead engagement partner.
A representative of E&Y is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they so choose and will be available to respond to appropriate questions.
Although ratification is not required by applicable laws, our bylaws or otherwise, the Board is submitting the selection of E&Y to our stockholders for ratification because the Board values your views on Match Group’s independent registered public accounting firm. The Audit Committee intends to carefully consider the results of the vote. If the stockholders do not ratify the appointment of E&Y, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the
Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Match
Group and our stockholders.
Ratification of the appointment of E&Y as Match Group’s independent registered public accounting firm requires the affirmative vote of a majority of the voting power of the shares of Match Group common stock present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter.
The Board recommends that our stockholders vote "FOR" the ratification of the appointment of E&Y as
Match Group’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

AUDIT COMMITTEE MATTERS
Audit Committee Report
The Audit Committee functions pursuant to a written charter adopted by the Board of Directors, the most recent version of which is available on Match Group’s website at https://ir.mtch.com. The Audit Committee charter governs the operations of the Audit Committee and sets forth its responsibilities, which include providing assistance to the Board of Directors with the monitoring of: (i) the integrity of Match Group’s financial statements,
(ii) the effectiveness of Match Group’s internal control over financial reporting, (iii) the qualifications, performance and independence of Match Group’s independent registered public accounting firm, (iv) the performance of Match
Group’s internal audit function, (v) Match Group’s risk assessment and risk management policies as they relate to financial and other risk exposures and (vi) Match Group’s compliance with legal and regulatory requirements. It is not the duty of the Audit Committee to plan or conduct audits or to determine that Match Group’s financial statements and disclosures are complete, accurate and have been prepared in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for Match
Group’s financial reporting process, including systems of internal control over financial reporting. The independent registered public accountants are responsible for performing an independent audit of Match Group’s consolidated financial statements and the effectiveness of Match Group’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), and to issue a report thereon.
The Audit Committee’s responsibility is to engage the independent auditor and otherwise to monitor and oversee these processes.
In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements of Match Group included in the Annual Report on Form 10-K for the year ended December
31, 2025 with Match Group’s management and E&Y, Match Group’s independent registered public accounting firm.
The Audit Committee has discussed with E&Y the matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the
PCAOB regarding E&Y’s communications with the Audit Committee concerning independence and has discussed with E&Y its independence from Match Group and its management.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the
Board of Directors that the audited consolidated financial statements for Match Group be included in Match
Group’s Annual Report on Form 10‑K for the year ended December 31, 2025 for filing with the SEC.
Members of the Audit Committee
Darrell Cavens (Chairperson)
Stephen Bailey
Glenn H. Schiffman
Fees Paid to Our Independent Registered Public Accounting Firm
The following table sets forth fees for all professional services rendered by E&Y to Match Group for the years ended December 31, 2025 and 2024:

	2025		2024
Audit Fees	$4,904,434	(1)	$4,721,702	(2)
Audit-Related Fees	$—		$—
Total Audit and Audit-Related Fees	$4,904,434		$4,721,702
Tax Fees	$185,073	(3)	$45,980	(4)
Total Fees	$5,089,507		$4,767,682
______________________
(1)Audit Fees in 2025 include: (i) fees associated with the annual audit of financial statements and internal control over financial reporting and review of periodic reports, (ii) statutory audits (audits performed for certain Match Group businesses in various jurisdictions abroad, which audits are required by local law),
(iii) fees for services performed in connection with the offering of Match Group's 6.125% Senior Notes due

2033, including issuance of the related comfort letter, (iv) fees for services performed related to the issuance of the auditor’s consent for SEC registration statements, and (v) out-of-pocket expenses.
(2)Audit Fees in 2024 include: (i) fees associated with the annual audit of financial statements and internal control over financial reporting and review of periodic reports, (ii) statutory audits (audits performed for certain Match Group businesses in various jurisdictions abroad, which audits are required by local law),
(iii) review of documents filed with the SEC, and (iv) out-of-pocket expenses.
(3)Tax Fees in 2025 include fees paid for tax compliance services and routine-on-call advisory services.
(4)Tax Fees in 2024 include fees paid for tax compliance services, routine-on-call advisory services, and domestic tax advisory services.
Audit and Non-Audit Services Pre-Approval Policy
The Audit Committee has a policy governing the pre‑approval of all audit and permitted non‑audit services performed by Match Group’s independent registered public accounting firm in order to ensure that the provision of these services does not impair such firm’s independence from Match Group and its management. Unless a type of service to be provided by Match Group’s independent registered public accounting firm has received general pre‑approval, it requires specific pre‑approval by the Audit Committee. Any proposed services in excess of pre‑approved cost levels also require specific pre‑approval by the Audit Committee. In all pre‑approval instances, the Audit Committee considers whether such services are consistent with SEC rules regarding auditor independence.
All tax services require specific pre‑approval by the Audit Committee. In addition, the Audit Committee has designated specific services that have the pre‑approval of the Audit Committee (each of which is subject to pre‑approved cost levels) and has classified these pre‑approved services into one of three categories: Audit,
Audit‑Related and All Other (excluding Tax). The term of any pre‑approval is 12 months from the date of the pre‑approval, unless the Audit Committee specifically provides for a different period. The Audit Committee revises the list of pre‑approved services from time to time. Pre‑approved fee levels for all services to be provided by
Match Group’s independent registered public accounting firm are established periodically from time to time by the
Audit Committee.
Pursuant to the pre‑approval policy, the Audit Committee may delegate its authority to grant pre‑approvals to one or more of its members, and has currently delegated this authority to its Chairperson. The decisions of the
Chairperson (or any other member(s) to whom such authority may be delegated) to grant pre‑approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre‑approve services to management. The Audit Committee pre-approved all services performed by E&Y in 2025 and 2024.
INFORMATION CONCERNING MATCH GROUP EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Background information about Match Group’s current executive officers who are not directors is set forth below. For background information about Match Group’s Chief Executive Officer, Spencer Rascoff, see the
discussion under "Proposal 1—Election of Directors—Information Concerning Director Nominees and Other
Board Members."
Steven Bailey, age 44, has served as Match Group's Chief Financial Officer since March 2025. Prior to that, he held positions of increasing responsibility with the Company since 2012, including Senior Vice President,
Financial Planning & Business Operations from February 2022 to February 2025; Chief Financial Officer, Match
Group Americas, from February 2021 to January 2022; Senior Vice President, Finance & Business Operations,
Match Group Americas, from February 2018 to January 2021; and VP, Finance, Match Group Americas, from
February 2016 to January 2018. Prior to joining the Company, Mr. Bailey served as Manager, Financial Planning
& Analysis, for Dow Jones from 2011 to 2012. Mr. Bailey began his career serving in various finance and operations roles for Heritage Building Group from 2004 to 2011. He received an MBA in Finance from Lehigh
University and a BA in Finance from Bloomsburg University.
Sean Edgett, age 48, has served as Match Group’s Chief Legal Officer and Secretary since September
2024. Prior to joining Match Group, Mr. Edgett served as Chief Legal Officer & Secretary for UPSIDE Foods, a
food technology company, since April 2023. Prior to that, he was Senior Vice President & General Counsel of
Twitter from February 2018 until October 2022. Mr. Edgett joined Twitter in August 2012, holding various executive legal roles until February 2018. He served as Director of Legal at NetApp from October 2010 until August 2012 and began his career as a litigation attorney for Akin Gump Strauss Hauer & Feld LLP from 2003 to 2005 before practicing as a corporate attorney at Latham & Watkins LLP from 2005 to 2010. Mr. Edgett received a BA in
Cognitive Science and a BA in Psychology from University of California San Diego, and a JD from Pepperdine
University School of Law.
Hesam Hosseini, age 41, has served as Match Group's Chief Operating Officer since April 2025 and served as Match Group's Chief Executive Officer, Evergreen & Emerging Brands, from February 2023 to March 2026.
Prior to February 2023, he held various positions with the Company since February 2013, including Chief
Executive Officer, Match and Match Affinity, from December 2017 to February 2023; Chief Executive Officer,
PlentyOfFish, from January 2016 to December 2017; and General Manager, New Initiatives, from February 2013 to January 2016. Mr. Hosseini began his career serving as a Business Analyst for McKinsey & Company. He received a BBA from The University of Western Ontario. On March 5, 2026, the Company announced that Mr.
Hosseini would be transitioning from the Company on June 2, 2026.
COMPENSATION DISCUSSION AND ANALYSIS
Introduction
Our executive officers and former executive officers whose compensation is discussed in this compensation discussion and analysis (the “CD&A”) and whom we refer to as our named executive officers in this CD&A (the
“NEOs”) are:

Named Executive Officer	Position
Spencer Rascoff	Chief Executive Officer (since February 4, 2025)
Steven Bailey	Chief Financial Officer (since March 1, 2025)
Sean Edgett	Chief Legal Officer and Secretary
Hesam Hosseini	Chief Operating Officer (since April 1, 2025) & Former CEO, Evergreen & Emerging Brands (until March 31, 2026)
Bernard Kim	Former Chief Executive Officer (until February 4, 2025)
Gary Swidler	Former President (until April 1, 2025) and Former Chief Financial Officer (until March 1, 2025)
While the principal purpose of this CD&A is to review the compensation of our NEOs, many of the programs discussed apply to other members of senior management. This CD&A should be read together with the compensation tables and related disclosures set forth below.
Leadership Transitions
2025 represented a year of leadership transformation for Match Group, with the following leadership changes taking place:
•Mr. Rascoff, a member of the Board since March 2024, was appointed Chief Executive Officer of the
Company effective February 4, 2025. Mr. Rascoff succeeded Mr. Kim, who ceased serving as Chief
Executive Officer and a member of the Board effective the same day. Mr. Rascoff is an accomplished leader and entrepreneur, with a strong track record of growing, scaling and re-shaping technology companies, as well as serving as an active investor and advisor to high-growth technology companies across marketplaces, media and AI. As co-founder and CEO of Zillow Group for more than a decade, he transformed it into a category-defining platform, expanding its offerings and significantly growing its market value. He also co-founded Hotwire, a breakthrough online travel marketplace.
•Mr. Bailey, previously the Company’s Senior Vice President, Financial Planning & Business Operations,
succeeded Mr. Swidler as Chief Financial Officer of the Company on March 1, 2025, after which Mr.
Swidler would continue to serve as President. On February 28, 2025, Mr. Swidler gave notice to the
Company of his intention to terminate his employment with the Company, effective as of July 4, 2025. Mr.
Swidler continued to serve as President until April 1, 2025, after which he remained employed in an advisory capacity until July 4, 2025. As Mr. Swidler’s departure was voluntary, he forfeited all outstanding unvested equity upon departure.

•Mr. Hosseini, in addition to his existing role as the CEO, Evergreen & Emerging Brands, was appointed as Chief Operating Officer of the Company effective April 1, 2025. On March 5, 2026, the Company announced that Mr. Hosseini would be transitioning from the Company on June 2, 2026, following the elimination of the Chief Operating Officer role.
CEO Transition Compensation Arrangements
The Board and the Compensation and Human Resources Committee of the Board (for purposes of this
CD&A, the “Committee”) considered the strong alignment of Mr. Rascoff’s experience with Match Group’s needs in designing a compensation package that would incentivize him to accept our offer, strongly emphasize performance and directly align his pay outcomes with the long-term value he generates for stockholders, the details of which were:

Spencer Rascoff CEO 2025 New-Hire Compensation
Pay Element	Target Value(1)	Key Features
Annual Base Salary	$800,000
Annual Cash Bonus	200% of annual base salary	•Payout determined based on financial and individual performance consistent with our 2025 program design
Initial PSUs	$10,800,000	•Three-year performance period tied to Match Group’s total shareholder return (“TSR”) relative to the other companies in the Nasdaq Composite index •Vests, if earned, on the third anniversary of grant
Initial RSUs	$7,200,000	•Three-year vesting: 1/3 of the award vests on the first anniversary of grant, with the remainder vesting ratably 1/12 or 8.33% over following quarters, subject to continued service
New-Hire Value Creation Award (the "VCA")	$30,000,000
•Three-year performance period; eligible to vest in
three equal tranches subject to achievement of
stock price hurdles of $40, $50 and $60(2)
◦For each tranche, 50% vests upon
achievement of the stock price hurdle, and
50% vests at the end of the three-year
performance period, subject to continued
service through each vesting date

(1)In the case of Mr. Rascoff’s equity awards, Target Value is converted into a number of RSUs and PSUs by dividing the reported amount by the volume-weighted average stock price, rounded to two decimals, of Company common stock for the period commencing on January 1, 2025 and ending on February 4, 2025. The Target Value of each equity award is different than the grant date fair value of the equity award calculated in accordance with Financial Accounting Standards Board's ("FASB") Accounting
Standards Codification ("ASC") 718. For the grant date fair value of each award, see “Executive Compensation – Grants of Plan-
Based Awards in 2025.”
(2)Achievement of stock price hurdles is determined based on the volume-weighted average closing trading price over any 45 consecutive calendar days during the measurement period, which, except in connection with certain qualifying terminations, commences on February 4, 2027 and ends on February 4, 2028 or, in certain cases, May 4, 2028.
See “Compensation Elements – Long-Term Incentives” for additional details regarding Mr. Rascoff’s 2025 equity awards. For 2026, pursuant to his employment agreement, Mr. Rascoff’s equity awards consisted of 60%
PSUs and 40% RSUs, with a combined target value of $12,000,000, which is converted into a number of PSUs and RSUs determined by dividing the target value by the 30-day volume-weighted average stock price, rounded to two decimals, ending on the date of Committee approval of the awards.
The circumstances of Mr. Kim’s departure qualified as a termination without cause under his employment agreement. Accordingly, as contemplated by his employment agreement, Mr. Kim received or became entitled to the following severance benefits after timely providing a release of claims in favor of the Company:
•Continued payment of his annual base salary of $1,000,000 for one year;

•A lump sum payment of $2,415,000, representing his annual target cash bonus opportunity for 2025 and his annual cash bonus payout for the 2024 performance period based on actual performance;
•Accelerated vesting of 207,077 RSUs, representing RSUs scheduled to vest within two years of his departure date;
•PSUs that were eligible to be earned and vested within two years of his departure date would remain outstanding and vest, if at all, subject to actual achievement of the relevant performance conditions upon conclusion of the awards’ respective performance periods; and
•Continued coverage under the Company’s group health plan for 12 months following his departure date.
In addition to such severance benefits, pursuant to his employment agreement, Mr. Kim remains bound by covenants not to compete with Match Group and not to solicit Match Group’s employees or business partners for
18 months following his departure date.
Philosophy and Objectives
Match Group’s executive compensation program is designed to increase long-term stockholder value by attracting, retaining, motivating and rewarding leaders who have the competence, character, experience and ambition necessary to drive Match Group to meet its growth and profitability objectives.
Match Group’s business comprises a broad and diverse portfolio of brands that we believe will be best managed if we successfully attract and retain senior executives with entrepreneurial backgrounds, attitudes and aspirations. Accordingly, when working to recruit and retain our executive officers and other senior leaders, we compete not only with other public companies, but also with earlier stage companies, companies funded by financial sponsors including private equity and venture capital firms, financial sponsors themselves and professional firms. We structure our executive compensation program to foster our entrepreneurial culture so that we can compete in this varied marketplace for talent, with an emphasis on variable, contingent compensation and long-term equity ownership.
We believe that a strong performance-focused executive compensation program is essential to enable us to achieve our business goals and to build stockholder value. We seek to achieve these objectives through a compensation program that:

Pays for performance:
We take a rigorous performance-based approach to executive compensation. A significant portion of NEO pay is not guaranteed but rather is at risk and/or based on attaining various Company and individual performance objectives.

Instills an ownership culture:
Our ownership culture guides our decision to make equity awards the most significant component of our NEOs’ annual pay opportunities. 2025 long-term incentives were granted in the form of RSUs and PSUs, as discussed further in
"Compensation Elements – Long-Term Incentives" below, to motivate and reward absolute and relative long-term value creation for our stockholders, strongly linking the interests of each of our NEOs with those of our stockholders.

Pays competitively:
We set compensation levels that are competitive with those of individuals holding comparable positions at companies with which we compete for talent and that are of similar size, market valuation and business complexity.

Values stockholder input:	We consider feedback from our stockholders relevant to our compensation practices.

We maintain the following compensation practices that
reflect our pay-for-performance compensation philosophy:

What We Do	What We Don’t Do

✓ Pay for performance - structure a substantial
portion of pay to be “at risk” and based on Company
and individual performance
✓ Use objective performance-based Company goals
that are designed to be rigorous in our incentive
programs
✓ Annually review the composition of our executive
compensation peer group to evaluate whether the
peer group remains appropriate considering our size
and industry
✓ Conduct an annual advisory say-on-pay vote on
our NEO compensation
✓ Formally assess risk within the executive
compensation program
✓ Ensure the independence of the members of the
Committee and the advisors who report to them
✓ Maintain stock ownership guidelines that reinforce
the alignment of NEO and stockholder interests
✓ Prohibit hedging and pledging transactions with
respect to our securities
✓ Maintain a clawback policy regarding recovery of
erroneously awarded compensation in the event of
an accounting restatement and can require forfeiture
or reimbursement of RSUs and PSUs in certain
other circumstances

x  No guaranteed base salary increases
x  No excise tax gross ups for NEOs
x  No excessive perquisites
x  No “single-trigger” change in control
payments
x  No repricing of underwater options without
stockholder approval

2025 Company Performance
Revenue in 2025 was flat year-over-year (“Y/Y”) at $3.5 billion, with a 5% Y/Y increase in Revenue per Payer
(“RPP”) to $20.09, offset by a 5% Y/Y decline in Payers to 14.2 million. Net income in 2025 increased 11% Y/Y to
$613 million, representing a net income margin of 18%. Adjusted EBITDA declined 1% Y/Y to $1.2 billion, representing an Adjusted EBITDA margin of 35%. However, excluding $75 million of legal settlement costs, $22 million of restructuring and related costs, and an $8 million gain on the sale of one of our two buildings in Los
Angeles, Adjusted EBITDA would have been $1.3 billion, representing an Adjusted EBITDA margin of 38%.
Operating cash flow and Free Cash Flow in 2025 were $1.1 billion and $1.0 billion, respectively. We used
$789 million for the repurchase of shares, paid $186 million in dividends, and deployed $129 million of cash toward net share settlement of employee equity awards to reduce share dilution, equating to 108% of Free Cash
Flow in total.
2025 marked year one of our three-phase transformation: Reset, Revitalize, and Resurgence. We completed the Reset phase early in the year by instilling a culture of speed and accountability, realigning the Company around user outcomes and product execution, simplifying the organization, and rationalizing costs.
In 2026, we are firmly in the Revitalize phase, focused on building product experiences that lead to real human connection, particularly at Tinder. Early progress is visible in user engagement trends across key markets.
As we execute throughout 2026, we believe this foundation positions the Company to enter the Resurgence phase in 2027, first with our users and, over time, in our financial performance.

Certain of the financial measures described above are supplemental measures to U.S. generally accepted accounting principles (“GAAP”). For a further description of each non-GAAP financial measure set forth above as well as a full reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP, see Appendix B. For definitions of certain terms used above, including
Payers and RPP, please see page 39 of our Annual Report to Stockholders for the year ended December 31,
2025, filed with the Securities and Exchange Commission on April 30, 2026.
2025 Compensation Highlights
Our 2025 compensation decisions and pay outcomes demonstrate alignment with our philosophy and objectives.

Target Compensation Opportunities:
▪No NEO salaries were increased, other than for Mr. Bailey upon his promotion to Chief
Financial Officer and Mr. Hosseini upon his promotion to Chief Operating Officer.
▪No NEO annual target bonus opportunities were increased, except for Mr. Hosseini upon his promotion to Chief Operating Officer. Mr. Rascoff’s target bonus of 200% was set upon his appointment as Chief Executive Officer.
▪Equity award opportunities for NEOs hired or promoted during the year were informed by those actions. As Mr. Edgett joined Match Group near the end of 2024, the size of his
2025 equity awards was limited in accordance with the Company’s standard practice of limiting or not granting annual refresher awards to employees joining towards the end of the previous year.
▪Mr. Kim and Mr. Swidler did not receive 2025 equity awards due to the timing of their respective departures.

Annual Program Design:
▪Consistent with our 2024 design, the 2025 annual bonus program measured Company revenue and profitability performance to determine the majority of bonus payouts for each of our current NEOs, as discussed further in "Compensation Elements – Annual
Bonuses" below.
▪Excluding Mr. Rascoff's New-Hire Value Creation Award, 60% of the target value of his and Mr. Hosseini's 2025 equity awards were in the form of PSUs and 40% were in the form of RSUs. Annual equity awards for all other NEOs were delivered in an equal mix of
RSUs and PSUs. Mr. Rascoff's New-Hire Value Creation Award requires significant stock price appreciation to vest and brings the aggregate performance-based portion of the target value of Mr. Rascoff's new hire equity awards to 85%. Our emphasis on equity opportunities incentivizes long-term value creation and ensures that NEOs’ pay is primarily at-risk based on our stock price performance, creating strong alignment with our stockholders. In addition, the three-year vesting periods reduce the risk that our
NEOs will place too much focus on short-term achievements to the detriment of the long-
term goals of the Company. For additional information on the equity awards granted to our NEOs during 2025, including a description of how target values are converted into a number of PSUs and RSUs, see “Compensation Elements – Long-Term Incentives.”
▪PSUs granted in 2025, other than Mr. Rascoff's New-Hire Value Creation Award, continue to have their payout solely based on Match Group’s 3-year relative TSR
(“rTSR”) percentile rank among Nasdaq Composite index companies. The payout range for our PSUs was widened for 2025. See “Compensation Elements – Long-Term
Incentives”.

Pay Outcomes:
▪2025 NEO annual bonus payouts averaged 93% of target.
▪Mr. Hosseini received the second $500,000 installment of a one-time retention bonus that was awarded in 2023.
▪All the PSUs awarded in 2021 and 2022 to NEOs that were scheduled to vest in 2025 were earned at 0% of target with no payout based on the Company's relative stock growth performance over the four-year and three-year periods ending in 2025, respectively.

As the charts below show, 98% of Mr. Rascoff's 2025 target compensation was variable and at-risk and, on average, 88% of annualized post-promotion 2025 target compensation for our other NEOs (excluding Mr. Kim and
Mr. Swidler) was considered variable and at risk.
Stockholder Engagement and 2025 Say-on-Pay Vote
We believe it is important to provide an open forum for stockholder discussion and feedback. As a result, our management regularly engages with our stockholders to hear their perspectives. We greatly value this feedback, and we seek to optimize our executive compensation program by refining our policies, procedures and practices when appropriate.
In 2025, we participated in discussions with many of our stockholders, including our largest stockholders, on a variety of topics. We also communicate with our stockholders through several other forums, including quarterly earnings calls, our annual and quarterly reports, proxy statements and other SEC filings, our Annual Meeting of
Stockholders, investor meetings and conferences and our Investor Relations website.
At our 2025 annual meeting of stockholders, we were pleased that the advisory vote on NEO compensation
(the “say-on-pay” vote) received 97% support, reflecting strong stockholder support for our compensation programs and practices. Accordingly, we did not make any changes to our programs or practices as a result of this vote.
Compensation-Setting Practices and Process
When establishing initial compensation packages upon an executive's hire or promotion, Match Group makes decisions based on a variety of factors particular to a given executive's situation, including our firsthand experience with the competition for recruiting and retaining executives, negotiation and discussion with the individual executive, comparative market data, internal equity considerations, prior compensation levels for the particular position within Match Group, the location of a particular executive, compensation levels available to the individual in alternative opportunities, and other factors we deem relevant at the time. Each individual component of a given NEO’s compensation is evaluated independently and in relation to the package as a whole. Prior earning histories and outstanding long-term compensation holdings are also considered.
In its annual review of each NEO’s pay package, prior to making specific decisions related to any particular element of compensation, the Committee typically considers the following factors:
•Historical compensation levels for each of our NEOs, evaluating the NEO’s total near-term and long-term compensation in aggregate;
•Each individual NEO’s skills, experience and qualifications relative to similarly situated executives at the companies in our compensation peer group and in select broad-based compensation surveys;
•Each individual NEO’s performance against the expectations of the Committee, our Board and our Chief
Executive Officer (for other NEOs);

•The compensation practices among our competitors and broad-based compensation surveys;
•Our historical and projected future performance against Company-wide and brand-level financial and operational objectives established by the Committee and our Board;
•The recommendations provided by our Chief Executive Officer with respect to the compensation of our other NEOs; and
•The competitive state of the labor market generally, including any need to strengthen the retentiveness of our compensation packages.
Roles and Responsibilities
The Committee has primary responsibility for establishing the compensation of our NEOs. For each of our
NEOs, all compensation decisions referred to throughout this CD&A regarding their compensation as an executive officer have been made by the Committee, based in part on recommendations from our Chief Executive Officer
(except with respect to his own compensation), and in consultation with the Chairman of our Board.
Our Chief Executive Officer participates in structuring Company-wide compensation programs and in establishing appropriate bonus and equity pools. In late 2024 and early 2025, Mr. Kim and Mr. Rascoff, as applicable, met with the Committee several times to review potential 2025 compensation, including salary levels, target bonus levels and total equity award values, as well as to discuss their views of business and individual executive officer performance for 2024. In late 2025 and early 2026, Mr. Rascoff again met with the Committee several times to review his recommendations for annual bonuses for Messrs. Bailey, Edgett and Hosseini based on 2025 performance. Mr. Kim and Mr. Rascoff did not participate in the determination of their own respective compensation. Following each of these discussions, the Committee met in executive session to discuss the
CEO’s recommendations, including their views of corporate and individual NEO performance.
Since 2021, the Committee has engaged Compensia, a national compensation consulting firm, to assist it with compensation matters, including compensation peer group selection, executive and non-employee director compensation assessment, equity usage analysis and compensation risk assessment, and to provide competitive market data for comparable companies. During 2025, Compensia also advised the Committee in connection with the various compensation decisions made in connection with the leadership changes that occurred during the year.
Compensia reports directly to the Committee, and the Committee has the authority to replace Compensia or engage additional consultants at any time. One or more representatives from Compensia attends Committee meetings and communicates with the Chair of the Committee, as well as other Committee members, between meetings from time to time. Compensia has no other business relationship with Match Group and receives no payments from Match Group other than fees for services to the Committee. The Committee has assessed the independence of Compensia considering, among other things, the factors set forth under Rule 10C-1 of the
Exchange Act and the Marketplace Rules, and has concluded that no conflict of interest has arisen with respect to the work that Compensia performs for the Committee.
Use of Comparative Market Data
For purposes of comparing our executive compensation program against the competitive market, the
Committee evaluates the compensation of our NEOs against those in similar positions at comparable companies at least annually, with input from its compensation consultant. The Committee does not use a single method or measure in making its compensation decisions, nor does it position compensation levels based upon a specific level relative to a peer group or other companies. Nonetheless, the pay practices at comparable companies are an important factor that the Committee considers in assessing the reasonableness of compensation and ensuring that our compensation practices are competitive in the marketplace.
The Committee applied the following criteria when selecting the peer group companies used for assessing our executive compensation program for 2025, in collaboration with Compensia:

Criteria for Peer Group	General Characteristics
Revenue
•Approximately 0.5x to 2.0x Match Group’s last 12-month revenue of
$3.5B (~$1.7B to ~$6.9B as of August 22, 2024).
•Select companies outside this guideline may be retained if they are particularly relevant.

Market Capitalization
•Approximately 0.33x to 3.0x Match Group’s then current 30-day average market capitalization of ~$9.0B (~$3.0B to ~$27.0B as of August 22,
2024).
•Given market volatility, some peers may be slightly outside this range.

Qualitative Factors
•In addition, the Committee considers other characteristics such as growth rate, profitability, a company’s proximity to its IPO, whether a company has a relevant business model or is a competitor, peers identified by proxy advisory firms, and whether a company has named
Match Group as a peer.

Applying these criteria, the Committee approved the removal of DoorDash, Electronic Arts, and Spotify and the addition of DraftKings, Instacart, Light & Wonder and Lyft. The 20 companies that constituted our compensation peer group as of September 2024 were (ticker symbols shown in parentheses):

Akamai Technologies Inc. (AKAM)	eBay Inc. (EBAY)	Maplebear Inc. (dba Instacart) (CART)	Roku, Inc. (ROKU)
Bumble Inc. (BMBL)	Etsy Inc. (ETSY)	Light & Wonder, Inc. (LNW.AX)	Snap Inc. (SNAP)
DocuSign, Inc. (DOCU)	Expedia Group, Inc. (EXPE)	Lyft, Inc. (LYFT)	Take-Two Interactive Software Inc. (TTWO)
DraftKings Inc. (DKNG)	GoDaddy Inc. (GDDY)	Pinterest, Inc. (PINS)	Zillow Group, Inc. (ZG)
Dropbox, Inc. (DBX)	IAC Inc. (IAC)	Roblox Corp. (RBLX)	Zoom Communications, Inc. (ZM)
Using the same criteria, in September 2025, the Committee approved the removal of Roblox and Take-Two
Interactive from the peer group as each company exceeded the maximum market capitalization criteria, and the additions of Grindr Inc. (GRND), Sirius XM Holdings Inc. (SIRI), Stride, Inc. (LRN), The New York Times Co.
(NYT), and Tripadvisor, Inc. (TRIP). The peer group as updated in September 2025 was used for assessing our executive compensation program for 2026.
Compensation Elements
Match Group’s compensation packages for our NEOs primarily consist of salary, annual bonuses, long‑term incentives (typically equity awards), and, to a more limited extent, perquisites and other benefits.
Salary
Mr. Rascoff’s salary was established in connection with his commencement of employment as CEO in
February 2025. Salaries for our other NEOs were established taking into consideration the factors described above in “Compensation-Setting Practices and Process,” including, for Mr. Bailey, his promotion to Chief Financial
Officer, and, for Mr. Hosseini, the expansion of his role and responsibilities upon his promotion to Chief Operating
Officer. The Committee did not increase the salaries for any other NEOs as compared to 2024 levels. Annual base salaries for each NEO are set forth in the table below. See the Summary Compensation Table for amounts actually paid during 2025, which include pro-rated amounts for any NEOs who were employed for less than the full year or who were promoted during the year.

NEO	Annualized Base Salary for 2025
Spencer Rascoff	$800,000
Steven Bailey*	$475,000
Sean Edgett	$500,000
Hesam Hosseini*	$635,000
Bernard Kim	$1,000,000
Gary Swidler	$675,000
* Salary effective upon promotion on March 1, 2025, in the case of Mr.
Bailey, and April 1, 2025, in the case of Mr. Hosseini.
Annual Bonuses
Match Group’s bonus program is designed to reward performance on an annual basis. Bonuses are generally paid shortly after year-end following finalization of the financial results for the year in question. Because of the variable nature of the bonus program, and because in any given year bonuses have the potential to make up a significant portion of an NEO’s total direct compensation, the bonus program provides an important incentive tool to achieve Match Group’s annual objectives.
Target Annual Bonus Opportunities. The Committee reviews the target annual bonus opportunities (which are expressed as a percentage of annual base salary) of our executive officers each year as part of its annual executive compensation review, taking into consideration the factors outlined above in “Compensation-Setting
Practices and Process.” None of the target annual bonus opportunities for continuing NEOs were adjusted compared to 2024 levels. Pursuant to his employment agreement, the Committee approved a target annual bonus opportunity for Mr. Rascoff of 200% of base salary, as part of his appointment as Chief Executive Officer.
The 2025 target annual bonus opportunity for each of our NEOs is reflected below under “— Payout.”
Performance Objectives.  The Committee selected revenue and Adjusted EBITDA margin as the financial metrics under the annual bonus program. These pre-established financial metrics determined 70% of the bonus payout, with each metric accounting for 35%. The remaining 30% was determined by an individual component that evaluates each NEO's relevant contributions and performance for the year. The Committee believes inclusion of an individual component is important to adequately incorporate the multiple factors that contribute to success at the individual level. In any given period, Match Group may have multiple objectives, and these objectives and their relative importance often change as the competitive and strategic landscapes shift, even within a given compensation cycle.
The Committee chose revenue and Adjusted EBITDA margin because they are among the key metrics that the Company regularly reports to its investors and together, they reflect a balance between generating revenue growth while appropriately managing the Company’s expenses. Further, both measures are among the primary metrics by which the Company evaluates the performance of its business and on which the Company’s internal budget is based. Adjusted EBITDA margin is a non-GAAP financial measure that represents Adjusted EBITDA divided by revenue. Adjusted EBITDA, which was formerly referred to as Adjusted Operating Income, is defined as net income attributable to Match Group, Inc. shareholders excluding: (1) net income or loss attributable to noncontrolling interests; (2) income tax provision or benefit; (3) other income (expense), net; (4) interest expense;
(5) depreciation; (6) acquisition-related items consisting of (i) amortization of intangible assets and impairments of goodwill and intangible assets, if applicable, and (ii) gains and losses recognized on changes in fair value of contingent consideration arrangements, as applicable; and (7) stock-based compensation expense.
Each metric is measured independently against pre-established targets set near the beginning of the performance year. The Committee has the authority to adjust the Company’s reported revenue and Adjusted
EBITDA margin upon which the bonus program is based to eliminate the distorting effect of external, unusual or non-recurring items. Adjustments made for 2025 included removing the effect of legal and regulatory settlements, restructuring costs, and gains realized upon sale of real estate, each of which were not contemplated at the time the performance goals were established, as well as foreign currency gains beyond those contemplated at the time the performance goals were established. Each of these adjustments was intended to ensure that we measure performance in alignment with our core business outcomes and activities within the control of the Company.
For the revenue and Adjusted EBITDA margin components, payout as a percentage of the target payout ranged from 25% (threshold) to 200% (maximum), with linear interpolation between threshold and target and between target and maximum performance achievement levels. If performance was below the threshold level for any metric, the payout for that portion would be 0% of the target payout, but other portions would not be affected.
For the individual performance component, payout ranged from 0% (threshold) to 125% (maximum).
The following table details the threshold, target and maximum goals, the actual and adjusted performance results, and the corresponding payout, for each of the financial objectives under the 2025 annual bonus program.

Metric	Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)	Reported Results	Adjusted Results(1)	Payout %
Revenue (35% weighting)	$3,360M	$3,445M	$3,665M	$3,487M	$3,383M	45.8%
Adjusted EBITDA Margin (35% weighting)	36.0%	36.5%	39.5%	35.5%	37.3%	125.2%
(1) Adjustments are made to avoid the distorting effect of external, unusual or non-recurring items, and may be positive or negative. 2025 adjustments to revenue and Adjusted EBITDA included legal and regulatory settlements, restructuring costs, and gains realized upon sale of real estate, each of which were not contemplated at the time the performance goals were established, as well as foreign currency gains beyond those contemplated at the time the performance goals were established.
The Committee approved performance goals for each financial performance objective at levels that were designed to incentivize performance relative to year one of our three-phase strategic transformation, while being realistic and motivating to our NEOs. Target performance for revenue was in line with the year one expectations provided to investors at our December 2024 Investor Day, and reflects the multi-year nature of the Company’s turnaround efforts. Target performance for Adjusted EBITDA margin was set in line with the expectations provided to investors at our December 2024 Investor Day, and above the prior year’s performance, reflecting the
Company’s continued commitment to improving profitability as we transform our business.
Individual Performance. In determining the payout for the individual component of the bonus, the Committee considered a variety of factors, including, among others, each applicable NEO’s contributions to year one of the
Company’s three-phase turnaround, levels of cash flow generated from operations overseen by the NEO, the level of innovation driven by each NEO, execution of strategic initiatives, performance trends in 2025 as an indicator of future performance heading into 2026, enterprise leadership and collaboration across the portfolio, the development, attraction and retention of critical talent, relative contributions made by each NEO during the year, and the relative size of the bonuses paid to the other NEOs. Specifically, in assessing individual 2025 achievements for each of our NEOs, the Committee considered the following:

NEO	Key Individual Achievements	Payout % of Target
Spencer Rascoff, Chief Executive Officer	•Development of the strategic agenda for the Company •Launch of the three-phase turnaround, and completion of the Reset phase early in the year •Realignment of the Company around user outcomes and product execution •Simplification of the organization and rationalization of costs •Efforts as Chief Executive Officer of Tinder in addition to Match Group	113%
Steven Bailey, Chief Financial Officer	•Strong management of our finance, tax, investor relations, treasury, real estate and facilities, business technology, and corporate social responsibility functions •Successful transition to the role of Chief Financial Officer during the year •Leadership and efforts to rationalize costs and execute with greater financial discipline across the Company	123%

NEO	Key Individual Achievements	Payout % of Target
Sean Edgett, Chief Legal Officer	•Strong management of our legal, compliance, privacy, cybersecurity, corporate affairs and communications functions, including the immediate value he quickly added to the Company shortly after joining and willingness to take on additional responsibilities •Leadership in reducing legal costs and settling outstanding lawsuits that were distractions to management focus	117%
Hesam Hosseini, Chief Operating Officer and Chief Executive Officer, Evergreen and Emerging Brands	•Leadership in rationalizing costs across the Company and implementing alternative payment solutions to reduce in-app payment fees •Effective oversight of the Evergreen & Emerging segment’s consolidation of technology platforms across various Evergreen and Emerging brands to enable faster new feature releases and to reduce the cost to maintain those platforms	93%
Payout. The table below reflects for 2025 each NEO's target annual bonus amount, the amounts earned under each component, and the ultimate payout.

NEO(1)	Target Bonus %	Target Bonus ($)	Weighted Revenue Performance Payout	Weighted Adjusted EBITDA Margin Performance Payout	Weighted Individual Performance Payout	Total Payout %	Total Bonus Payout
Spencer Rascoff	200%	$1,600,000	$256,480	$701,120	$542,400	94%	$1,500,000
Steven Bailey(2)	100%	$433,619	$69,509	$190,012	$160,479	97%	$420,000
Sean Edgett	100%	$500,000	$80,150	$219,100	$175,750	95%	$475,000
Hesam Hosseini(2)	150%	$853,253	$136,776	$373,895	$239,328	88%	$750,000
(1)Due to his departure during the year, Mr. Swidler did not receive a bonus payment for 2025. Mr. Kim’s 2025 payment was governed by the terms of his employment agreement as outlined in “Leadership Transitions” above.
(2)Mr. Bailey’s and Mr. Hosseini’s 2025 annual bonus payments were prorated based on their promotions during the year.
Hosseini Retention Bonus. In 2023, prior to his appointment as Chief Operating Officer, the Company entered into a retention arrangement with Mr. Hosseini pursuant to which he would receive a $1,000,000 cash retention bonus, fifty percent of which would be payable upon continued employment with the Company through
March 31, 2024, and the other fifty percent of which would be payable upon continued employment with the
Company through March 31, 2025. Mr. Hosseini earned and received the second $500,000 payment in 2025.
Long-Term Incentives
Match Group believes that ownership shapes behavior and that providing a meaningful portion of an NEO’s compensation in stock-based awards aligns their incentives with stockholder interests in a manner that drives better performance over time. The primary long-term incentives for our NEOs have been RSU and PSU awards.
In setting particular award levels, the predominant objectives have been providing the NEO with a balance of effective retention incentives and incentives for strong future performance. Appropriate levels to meet these goals may vary from year to year, and from individual to individual, based on a variety of factors.
When granting Match Group equity awards, the Committee considers factors such as historical practices, recent corporate performance, the Committee’s view of market compensation generally, the dilutive impact of equity awards and desired short-term and long-term dilution levels, and a given NEO’s existing equity holdings and their retention and incentive value.
In March 2025, as part of the Company’s annual year-end compensation review, the Committee granted
RSUs and PSUs to the NEOs detailed in the table below. The values reflected in the table below are the target dollar values for each award. The number of RSUs and PSUs granted to each NEO, other than Mr. Rascoff, was determined by dividing the values below by the 30-day volume-weighted average stock price, rounded to two decimals, ending on the date of Committee approval of the awards and, for Mr. Rascoff, was determined by dividing the values below by the volume-weighted average stock price, rounded to two decimals, for the period commencing on January 1, 2025 and ending on February 4, 2025, the date Mr. Rascoff joined the Company as
CEO. As a result of these determinations and the requirements of FASB ASC Topic 718, the target values below may vary from the grant date fair values for these awards as reported in the compensation tables included in the
Executive Compensation section of this proxy statement. For specific grant date fair values of each award, see
“Executive Compensation – Grants of Plan-Based Awards in 2025.” In determining the target values for Mr.
Rascoff upon his appointment, the Board and Committee considered the strong alignment of Mr. Rascoff’s extensive experience with the Company’s needs, and established initial target values at the level necessary to induce him to accept our offer, strongly emphasize our performance expectations, and directly align his pay outcomes with the long-term value he generates for stockholders. In addition, Mr. Rascoff was awarded additional new-hire PSUs in the form of a Value Creation Award, described in further detail below. Due to the timing of their departures, Mr. Kim and Mr. Swidler did not receive long-term equity incentive awards in 2025.

NEO	RSUs	PSUs (at target)
Spencer Rascoff	$7,200,000	$10,800,000
Steven Bailey	$1,875,000	$1,875,000
Sean Edgett	$750,000	$750,000
Hesam Hosseini	$3,600,000	$5,400,000
The RSU awards granted to all NEOs were scheduled to vest 1/3 on the first anniversary of the grant date, and in equal quarterly installments in the following two years, subject to their continued service through each vesting date. The PSU awards granted to all NEOs, other than the VCA, were scheduled to vest in full following the third anniversary of the grant date, subject to their continued service through the vesting date and the achievement of the performance conditions described below.
2025 Relative TSR PSU Awards. The Committee reviewed and approved our 2025 PSU award design in
February 2025. For 2025, performance continues to be based 100% on the Company’s TSR relative to that of
Nasdaq Composite index companies. For NEOs other than Mr. Rascoff, the payout range for 2025 was widened, resulting in threshold performance and payout being set at the 25th percentile and 25% of target, and maximum performance and payout being set at the 90th percentile and 200% of target. For Mr. Rascoff, threshold performance and payout were set at the 30th percentile and 30% of target, which were the same as PSUs granted to our CEO in 2024, while maximum performance and payout were increased to the 90th percentile and 200% of target. In determining the changes in PSU design, the Committee discussed the design with its independent compensation consultant and considered competitive market norms, Match Group’s business model and strategy, and its performance to date.
The 2025 PSU awards continue to have a performance period of three years and will be earned and vest in a single installment following the third anniversary of the grant date. The portion of PSUs that is earned and vests is based on Match Group’s rTSR percentile rank among the Nasdaq Composite index companies. The Committee believes that rTSR percentile ranking provides an easy-to-understand performance outcome, regardless of broader market conditions, and is less dependent on potential shifts in the overall stock market. Specifically, for
Mr. Rascoff, the portion of PSUs earned and vested is determined by applying an “rTSR multiplier” to the number of target PSUs as follows:

rTSR Percentile Ranking Among Nasdaq Composite Companies	rTSR Multiplier(1)
Below 30th (Below Threshold)	0%
30th (Threshold)	30%
55th (Target)	100%
90th and above (Maximum)	200%
(1) For performance between the Threshold and Target performance levels or between the Target and Maximum performance levels, the rTSR multiplier will be interpolated between the levels on a straight-line basis. Failure to achieve the Threshold performance level will result in no shares being issued for the PSUs, and no additional shares will be issued for performance exceeding the
Maximum performance level.

For the other NEOs that received PSU awards in 2025, the portion of PSUs earned and vested is determined by applying an “rTSR multiplier” to the number of target PSUs as follows:

rTSR Percentile Ranking Among Nasdaq Composite Companies	rTSR Multiplier(1)
Below 25th (Below Threshold)	0%
25th (Threshold)	25%
55th (Target)	100%
90th and above (Maximum)	200%
(1) For performance between the Threshold and Target performance levels or between the Target and Maximum performance levels, the rTSR multiplier will be interpolated between the levels on a straight-line basis. Failure to achieve the Threshold performance level will result in no shares being issued for the PSUs, and no additional shares will be issued for performance exceeding the
Maximum performance level.
For each of the relative TSR PSU awards granted in 2025, if Match Group’s absolute TSR is negative for the applicable performance period, the maximum rTSR multiplier possible will be 100% regardless of relative performance.
All equity awards granted to our employees during 2025 have dividend equivalent rights. The dividend equivalents will only pay out if, when and to the extent that the time-based vesting and performance-based vesting conditions have been met for the underlying awards.
CEO New-Hire Value Creation Award. Upon his hiring in February 2025, Mr. Rascoff received a new-hire
Value Creation Award with a target value of $30,000,000. The VCA contains three equal tranches, each of which is eligible to vest based on achievement of stock price hurdles of $40, $50, and $60, respectively. A stock price hurdle is met if the volume weighted average price of the Company’s stock equals or exceeds the applicable hurdle for 45 consecutive calendar days generally during the last year of the three-year performance period. Fifty percent of a tranche will vest upon satisfaction of the performance goal, and the remaining fifty percent will vest at the end of the three-year performance period, subject to continued service through the vesting date. If the
Company’s stock trades at or above a stock price hurdle that has not yet been achieved during the last ten trading days of the three-year performance period, any unvested portion of the award will remain outstanding and eligible to meet any unsatisfied stock price hurdle for 90 additional days.
Upon a termination of Mr. Rascoff's employment without cause, for good reason, due to the Company’s non-
renewal of his employment agreement, or due to death, subject to timely execution and non-revocation of a release and compliance with applicable restrictive covenants, (i) if the termination occurs in the last year of the performance period and a stock price hurdle was satisfied prior to termination, the fifty percent of that tranche that is subject to the service requirement will vest, and (ii) in all other cases, unvested tranches will remain outstanding and eligible to meet any unsatisfied stock price hurdle until the first anniversary of termination or May 4, 2028, if earlier. The number of PSUs granted pursuant to the VCA was determined by dividing the target award value by the volume-weighted average stock price, rounded to two decimals, for the period commencing on January 1,
2025 and ending on February 4, 2025, the date Mr. Rascoff joined the Company as CEO.
Performance of 2021 PSU Awards. In 2021, the Committee granted certain of our NEOs PSU awards that were to be earned and vested in two equal installments on the third and fourth anniversaries of the grant date.
The portion of the PSUs that was earned and vested on each vesting date could range between 0% and 150% of the target PSUs depending on Match Group’s relative stock growth, measured as the percentage growth of Match
Group’s stock price relative to the percentage stock price growth of the median company within the Nasdaq-100 stock market index over the applicable vesting period. Specifically, the portion of each installment of the PSUs earned and vested on the applicable vesting date was determined as follows:
•100% of the PSUs if relative stock growth was zero;
•For each +1% or -1% of relative stock growth from zero, the PSUs earned and vested would increase or decrease, respectively, from 100% by 3%, with a maximum of 150% and a minimum of 0%, with linear interpolation between points; and
•Notwithstanding the foregoing, no PSUs would be earned or vested if both the relative stock growth and
Match Group’s stock growth were negative for the applicable performance period.

With respect to the four-year performance period ending on the fourth anniversary of the grant date in
February 2025, the table below reflects the stock growth of each of Match Group and the median company within the Nasdaq-100 stock market index as well as the relative stock growth and the resulting payout. As both the relative stock growth and Match Group's stock growth were negative for the applicable performance period, the payout in February 2025 was 0%.

Match Group Stock Growth	Median Nasdaq-100 Company Stock Growth	Relative Stock Growth	Payout %
-77.49%	37.97%	-115.47%	0%
Performance of 2022 PSU Awards. In March 2022, the Committee granted certain of our NEOs PSU awards that were to be earned and vested on the third anniversary of the grant date. The portion of the PSUs that was earned and vested was based on Match Group’s rTSR percentile rank among the Nasdaq-100 index companies over the three-year performance period. Specifically, the portion of the PSUs earned and vested was determined by applying an “rTSR multiplier” to the number of target PSUs as follows:

rTSR Percentile Ranking Among Nasdaq-100 Companies	rTSR Multiplier(1)
Below 30th (Below Threshold)	0%
30th (Threshold)	30%
55th (Target)	100%
85th and above (Maximum)	225%
(1) For performance between the Threshold and Target performance levels or between the Target and Maximum performance levels, the rTSR multiplier would be interpolated between the levels on a straight-line basis. Failure to achieve the Threshold performance level would result in no shares being issued for the PSUs, and no additional shares would be issued for performance exceeding the
Maximum performance level.
If Match Group’s absolute TSR was negative for the applicable performance period, the maximum rTSR multiplier possible would be 100% regardless of relative performance.
With respect to the three-year performance period ending on the third anniversary of the grant date in March
2025, the table below reflects the TSR of Match Group and its percentile rank among Nasdaq-100 index companies as well as the resulting payout.

Match Group TSR	Percentile Ranking Among Nasdaq-100	Payout %
-69.99%	0%	0%
In addition, in June and July 2022, in connection with our 2022 CEO transition, the Committee granted Mr.
Kim and Mr. Swidler, respectively, PSU awards that were to be earned and vested on June 1, 2025. The performance conditions for such PSU awards were the same as the PSU awards granted to certain of our NEOs in March 2022, as described immediately above. With respect to the three-year performance period ending in
June 2025, the table below reflects the TSR of Match Group and its percentile rank among Nasdaq-100 index companies as well as the resulting payout.

Match Group TSR	Percentile Ranking Among Nasdaq-100	Payout %
-61.43%	0%	0%
Compensation Recovery (“Clawback”) Arrangements
Pursuant to the terms of our outstanding RSU and PSU awards, if an employee (including an NEO) is terminated for “cause” (as defined in the applicable equity incentive plan) or resigns in anticipation of being terminated for “cause,” or following a termination of employment for any reason, Match Group becomes aware that during the two years prior to such termination there was an event or circumstance that would have been grounds for termination for “cause” that caused or is reasonably likely to cause meaningful damage (economic, reputational or otherwise) to the Company (the “Underlying Event”) (and which would not have been curable upon notice), then any unvested RSUs and PSUs will be forfeited and cancelled in their entirety. In addition, if any

RSUs or PSUs vested after the Underlying Event, then Match Group will be entitled to recover from such employee (or NEO) at any time within two years after such vesting any amounts realized as a result of such vesting.
In addition, the Committee has adopted a Compensation Recoupment Policy, pursuant to which in the event the Company is required to prepare an accounting restatement due to the Company’s material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover the amount of any incentive-based compensation, as defined in the policy, including cash and equity awards, received by current and former executive officers, including the NEOs, during the applicable recovery period (generally the prior three completed fiscal years) that exceeds the amount that otherwise would have been received had it been determined based on the restated financial statements. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement.
The Compensation Recoupment Policy complies with, and will be administered and interpreted consistent with, applicable Marketplace Rules and Section 10D of the Exchange Act.
Stock Ownership Guidelines
Match Group has adopted stock ownership guidelines for our NEOs and non-employee members of our
Board of Directors. Under the guidelines, our NEOs are required to own a number of shares of our common stock with a value equal to a specified multiple of their annual base salary as follows:

Position	Multiple of Base Salary
Chief Executive Officer	6x
Chief Financial Officer	3x
Chief Legal Officer	3x
All Other NEOs	2x
Shares counted toward the ownership requirement include shares beneficially owned directly or indirectly by the individual or immediate family members residing in the same household and shares underlying deferred share units granted under our Deferred Compensation Plan for Non-Employee Directors. Unvested RSUs and PSUs,
unexercised stock options, and equity-based awards settled in cash are not counted toward the ownership requirement.
Compliance with the minimum stock ownership requirement is determined annually on December 31. Once an individual meets the ownership requirement, any subsequent decrease in the share price will not impact compliance prior to the next valuation date. If an individual fails to satisfy the ownership requirement, they are required to retain an amount equal to 50% of the net shares of our common stock (i.e., shares remaining after the payment of tax withholding obligations and, if applicable, the exercise price with respect to an equity award)
resulting from the settlement of RSU awards or the exercise of stock options. Individuals are required to meet these ownership requirements within five years of the later of (i) January 1, 2022 (the date the guidelines became effective) or (ii) becoming an NEO or non-employee member of our Board of Directors, as applicable.
In addition, pursuant to the Match Group, Inc. 2024 Stock and Annual Incentive Plan, upon the exercise of options or SARs granted to our CEO under the 2024 Plan, any net shares received will be subject to a post-
exercise holding period until the earlier of twelve (12) months from the date of exercise or the CEO’s termination of employment for any reason (including due to retirement).
Equity Award Timing Policies and Practices
Committee meetings at which the awards are made are generally scheduled well in advance and without regard to the timing of the release of earnings or other material information. In response to Item 402(x)(1) of
Regulation S-K of the Securities Act of 1933, as amended (the "Securities Act"), the Company does not currently grant awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the
Company has no specific policy or practice on the timing of such awards in relation to the disclosure of material information by the Company. In the event the Company determines to grant such awards, it may establish a policy regarding how the Committee determines when to grant such awards and how the Committee will take material information into account when determining the timing and terms of such awards. During 2025, the Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Change in Control
Match Group believes that providing our NEOs with change in control protection is important in allowing
NEOs to fully value the forward-looking elements of their compensation packages and therefore limit retention risk during uncertain times. The terms of equity awards granted to our NEOs generally include a “double-trigger”
change in control provision, as provided for under each of the applicable equity plans such awards were granted under, which provides for the acceleration of the vesting of outstanding equity awards in connection with a change in control of Match Group, but only when the NEO experiences an involuntary termination of employment without cause or the NEO resigns for good reason, in each case during the two-year period following such change in control.
In addition, the terms of Mr. Rascoff’s employment agreement in effect on December 31, 2025, provided for certain enhanced payments and benefits in connection with a change in control of Match Group upon the occurrence of certain events as further described below under “Executive Compensation—Estimated Potential
Payments Upon Termination or Change in Control—Amounts and Benefits Payable in Connection With a Change
in Control—Mr. Rascoff.”
The Committee believes that providing benefits in these circumstances will assist in the retention of our
NEOs through a change in control transaction. We do not provide any tax reimbursement or gross-up if a change in control triggers excise tax under Section 4999 of the Code. Estimated payments to our NEOs in the event of a change in control are described below under “Executive Compensation—Estimated Potential Payments Upon
Termination or Change in Control.”
Severance
We generally provide our NEOs with some amount of salary, bonus and/or health benefits continuation and the acceleration of the vesting of some equity awards in the event of an involuntary termination of employment or a voluntary termination following a “good reason” event. The Company generally does not otherwise provide for the acceleration of the vesting of equity awards in the event an NEO voluntarily resigns from the Company. See
“Executive Compensation—Estimated Potential Payments Upon Termination or Change in Control” below for additional information.
Other Compensation
Under limited circumstances, certain Match Group executive officers have received non-cash and non-equity compensatory benefits. The value of these benefits, if applicable, is reported under the All Other Compensation column of the 2025 Summary Compensation Table included in the Executive Compensation section of this proxy statement pursuant to applicable rules. Match Group NEOs do not participate in any deferred compensation or retirement program other than the Company’s Section 401(k) retirement savings plan, which includes matching contributions from the Company on a dollar-for-dollar basis up to $10,000 per year.
Tax Deductibility
Effective for taxable years beginning after December 31, 2017, compensation in excess of $1 million paid to our current NEOs and certain former named executive officers is generally not tax deductible. The Committee reserves the right to pay compensation that is not fully tax deductible if it determines that such compensation is consistent with the Company’s best interests.

COMPENSATION COMMITTEE REPORT
The Compensation and Human Resources Committee has reviewed the Compensation Discussion and
Analysis and discussed it with Company management. In reliance on its review and the discussions referred to above, the Compensation and Human Resources Committee recommended to the Board that the Compensation
Discussion and Analysis be included in Match Group’s 2025 Annual Report on Form 10-K and this proxy statement.
Members of the Compensation and Human Resources Committee
Ann L. McDaniel (Chairperson)
Laura Rachel Jones
Pamela S. Seymon
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The membership of the Compensation and Human Resources Committee during 2025 consisted of Mmes.
Brenner, Jones, McDaniel (Chair) and Seymon. None of them is a current or former officer or employee of the
Company or has any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. In addition, no executive officer of the Company served on any board of directors or compensation committee (or equivalent) of any other entity whose executive officers served on the Compensation and Human Resources
Committee or as a director of the Company at any time during 2025.
EXECUTIVE COMPENSATION
Overview
This Executive Compensation section of this proxy statement sets forth certain information regarding total compensation earned by our named executive officers for our fiscal year ended December 31, 2025, as well as
Match Group awards granted to our named executive officers in 2025, Match Group equity awards held by our named executive officers on December 31, 2025, and the dollar value realized by our named executive officers upon the vesting and exercise of Match Group equity awards during 2025.
2025 Summary Compensation Table
The following table sets forth information concerning the compensation paid to each of our named executive officers for our fiscal year ended December 31, 2025.

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total
Spencer Rascoff	2025	$689,231	$290,640	$44,790,300	$1,209,360	$34,722	$47,014,253
Chief Executive Officer
Steven Bailey	2025	$451,731	$78,767	$4,600,803	$341,233	$10,000	$5,482,534
Chief Financial Officer
Sean Edgett	2025	$500,000	$90,825	$1,840,304	$384,175	$10,000	$2,825,304
Chief Legal Officer	2024	$115,385	—	$5,866,844	$63,182	$4,808	$6,050,219
Hesam Hosseini	2025	$610,154	$654,993	$11,450,456	$595,007	$25,000	$13,335,610
Chief Operating Officer
Bernard Kim	2025	$240,385	—	—	—	$10,390,107	$10,630,492
Former Chief Executive	2024	$1,000,000	—	$14,321,295	$415,000	$10,000	$15,746,295
Officer	2023	$1,000,000	$1,860,000	$13,210,272	—	$10,000	$16,080,272
Gary Swidler	2025	$454,327	—	—	—	$10,000	$464,327
Former President and CFO	2024	$675,000	—	$6,609,799	$523,125	$10,000	$7,817,924
	2023	$675,000	$1,255,500	$11,053,195	—	$10,000	$12,993,695
______________________
(1)See the discussion under "Compensation Discussion and Analysis—Leadership Transitions" for information regarding executive officer changes.

(2)The amounts reflected as Salary for Mr. Kim and Mr. Swidler in 2025 include $98,077 and $77,885, respectively, for accrued but unused vacation paid to each individual upon their termination of employment with the Company.
(3)Amounts shown as Bonus for 2025 reflect payouts pursuant to the annual bonus program in excess of the payouts that would otherwise have occurred based on reported Company financial results. Mr. Bailey’s and Mr. Hosseini’s annual bonus program payouts were prorated based on their promotions during the year. The amount for Mr.
Hosseini in 2025 additionally reflects a $500,000 cash retention bonus pursuant to a retention arrangement entered into in 2023. See the discussion under "Compensation Discussion and Analysis—Compensation Elements—Annual
Bonuses" for additional information. Due to his departure during the year, Mr. Swidler did not receive a bonus payment for 2025.
(4)Reflects the aggregate grant date fair value of Match Group RSU and PSU awards, computed in accordance with
FASB ASC Topic 718, Compensation – Stock Compensation, excluding the effect of estimated forfeitures. The grant date fair value of PSU awards granted in 2025 is reflected based upon the probable outcome of the performance conditions associated with such PSU awards as of the grant date and is calculated using a lattice model that incorporates a Monte Carlo simulation. The Monte Carlo simulation with respect to the PSU awards, other than the
VCA, used the following assumptions: expected volatility (49.05%), risk-free interest rate (3.91%) and expected term
(3.00 years). The Monte Carlo simulation with respect to the VCA granted to Mr. Rascoff used the following assumptions: historical volatility (49.25%), implied volatility (37.36%), blended volatility (43.31%), risk-free interest rate (4.16%), expected term (3.00 years) and cost of equity (15.05%). See the discussion under "Compensation
Discussion and Analysis—Compensation Elements—Long-Term Incentives" for additional information regarding the performance conditions associated with the PSUs granted in 2025. Mr. Kim and Mr. Swidler did not receive PSU awards in 2025. The table below provides the grant date fair value of PSU awards granted to our named executive officers in 2025, other than the VCA, assuming that the highest level of performance conditions will be achieved.

Name	Grant Date	Maximum Grant Date Fair Value of PSUs Granted in 2025
Spencer Rascoff	3/1/25	$20,384,964
Steven Bailey	3/1/25	$3,510,804
Sean Edgett	3/1/25	$1,404,309
Hesam Hosseini	3/1/25	$10,111,241
(5)Consists of annual bonus program cash incentives as described under "Compensation Discussion and Analysis—
Compensation Elements—Annual Bonuses" based on reported Company financial results. Mr. Bailey’s and Mr.
Hosseini’s annual bonus program awards were prorated based on their promotions during the year. Due to his departure during the year, Mr. Swidler did not receive a bonus payment for 2025.
(6)Other compensation in 2025 includes 401(k) matching contributions made by the Company for all named executive officers. Other compensation in 2025 also includes (i) with respect to Mr. Rascoff, $20,000 paid by the Company on his behalf for legal expenses relating to the negotiation of his employment agreement with the Company and $4,722 in fees earned for non-employee director services performed during 2025 prior to his appointment as Chief Executive
Officer, (ii) with respect to Mr. Hosseini, $15,000 paid by the Company on his behalf for legal expenses relating to the negotiation of his employment agreement with the Company, and (iii) with respect to Mr. Kim, $22,500 reimbursed by the Company for legal expenses relating to the termination of his employment with the Company and $10,357,607, which is the value of payments made or benefits provided to Mr. Kim pursuant to his employment agreement in connection with the termination of his employment with the Company, including $1,000,000 accrued in 2025 for salary continuation payments, a lump sum payment of $2,000,000, $7,330,526, which represents the value of RSUs that vested on an accelerated basis on February 4, 2025, and $27,081, which represents the value of premiums for continued coverage under the Company’s group health plan through COBRA. See "Compensation Discussion and
Analysis—Leadership Transitions—CEO Transition Compensation Arrangements" for additional information regarding
Mr. Kim's benefits in connection with the termination of his employment.

Grants of Plan-Based Awards in 2025
The table below provides information regarding annual bonus program cash incentives and Match Group
RSU and PSU awards granted to our named executive officers in 2025. The grant date fair value of the RSU awards is calculated by multiplying the number of RSUs by the closing market price of Match Group common stock on the grant date. The grant date fair value of the PSU awards is calculated using a Monte Carlo simulation to reflect the probable outcome of the performance conditions associated with such PSU awards as of the grant date, incorporating the assumptions described above under "Executive Compensation—2025 Summary
Compensation Table." Mr. Kim did not receive any annual bonus program cash incentive awards in 2025. Neither
Mr. Kim nor Mr. Swidler received any Match Group RSU or PSU awards in 2025.

Name	Grant Date(1)	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Spencer Rascoff	2/4/25(3)	2/2/25	–	–	–	–	–	–	214,285	$7,814,974
	2/4/25(4)	2/2/25	–	–	–	–	892,857	–	–	$21,196,425
	3/1/25(5)	2/2/25	–	–	–	80,357	321,428	642,856	–	$15,778,901
	–	–	$280,000	$1,600,000	$2,840,000	–	–	–	–	–
Steven Bailey	2/20/25(3)	2/20/25	–	–	–	–	–	–	55,358	$1,874,975
	3/1/25(5)	2/20/25	–	–	–	13,840	55,358	110,716	–	$2,725,828
	–	–	$75,883	$433,619	$769,674	–	–	–	–	–
Sean Edgett	2/20/25(3)	2/20/25	–	–	–	–	–	–	22,143	$749,983
	3/1/25(5)	2/20/25	–	–	–	5,536	22,143	44,286	–	$1,090,321
	–	–	$87,500	$500,000	$887,500	–	–	–	–	–
Hesam Hosseini	2/20/25(3)	2/20/25	–	–	–	–	–	–	106,288	$3,599,975
	3/1/25(5)	2/20/25	–	–	–	39,858	159,433	318,866	–	$7,850,481
	–	–	$149,319	$853,253	$1,514,524	–	–	–	–	–
Gary Swidler	–	–	$236,250	$1,350,000	$2,396,250	–	–	–	–	–
______________________
(1)The grant dates of equity incentive plan awards represent the grant dates as determined under FASB ASC Topic 718,
Compensation – Stock Compensation, which were different than the grant dates as determined by the Compensation and Human Resources Committee of the Board of Directors of the Company, which was March 1, 2025 for all equity incentive plan awards granted in 2025.
(2)The amounts represent the threshold, target and maximum payouts under the 2025 annual cash bonus program as described above under "Compensation Discussion and Analysis—Compensation Elements—Annual Bonuses." For
Mr. Bailey and Mr. Hosseini, this reflects threshold, target and maximum payouts prorated based on their promotions during the year. The actual payouts based on 2025 performance are reflected in the Summary Compensation Table above.
(3)Represents RSUs that vest as to one-third on March 1, 2026 and as to 1/12 every three months thereafter, subject to continued service.
(4)Represents PSUs that vest based on Match Group's common stock achieving certain specified prices per share over an approximate one year period beginning on February 5, 2027, subject to continued service; provided that, in the event of certain terminations of Mr. Rascoff's employment, the PSUs will be eligible to vest based on Match Group's common stock achieving certain specified prices per share over the approximate one year period beginning on the date of termination. See the discussion under "Compensation Discussion and Analysis—Compensation Elements—
Long-Term Incentives—CEO New-Hire Value Creation Award" above for additional information regarding the performance conditions associated with these PSUs.
(5)Represents PSUs that vest on March 1, 2028, subject to continued service and the achievement of specified performance conditions. See the discussion under "Compensation Discussion and Analysis—Compensation
Elements—Long-Term Incentives—2025 Relative TSR PSU Awards" above for additional information regarding the performance conditions associated with these PSUs.

Outstanding Equity Awards at 2025 Fiscal Year-End
The table below provides information regarding Match Group stock options, RSUs and PSUs, as applicable, held by our named executive officers on December 31, 2025. The amounts of outstanding RSUs and PSUs include accrued and unpaid dividend equivalents, which pay out if, when and to the extent that the vesting conditions have been met for the underlying awards. The market value of RSU and PSU awards is based on the closing market price of Match Group common stock ($32.29) on December 31, 2025, the last business day of
2025. Mr. Swidler did not hold any Match Group equity awards on December 31, 2025.

		Option Awards			Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Spencer Rascoff	3/1/25	—	—	—	218,221(2)	$7,046,356	327,333(3)	$10,569,583
	3/1/25	—	—	—	—	—	909,260(4)	$29,360,005
Steven Bailey	3/1/22	—	—	—	384(5)	$12,399	—	—
	3/1/23	—	—	—	1,373(6)	$44,334	—	—
	3/1/24	—	—	—	9,174(7)	$296,228	—	—
	3/1/25	—	—	—	56,375(2)	$1,820,349	56,375(3)	$1,820,349
Sean Edgett	10/1/24	—	—	—	46,721(8)	$1,508,621	70,079(9)	$2,262,851
	3/1/25	—	—	—	22,549(2)	$728,107	22,549(3)	$728,107
Hesam Hosseini	11/7/17	42,458	$24.7678	11/7/27	—	—	—	—
	3/1/23	—	—	—	27,468(6)	$886,942	—	—
	5/1/23	—	—	—	—	—	82,406(10)	$2,660,890
	3/1/24	—	—	—	51,382(8)	$1,659,125	115,612(9)	$3,733,111
	3/1/25	—	—	—	108,240(2)	$3,495,070	162,362(3)	$5,242,669
Bernard Kim	3/1/23	—	—	—	—	—	43,263(11)	$1,396,962
______________________
(1)Grant dates represent the grant dates as determined by the Compensation and Human Resources Committee of the
Board of Directors of the Company.
(2)Represents RSUs that vest 1/3 on the first anniversary of the grant date and 1/12 every three months thereafter, subject to continued service.
(3)Represents PSUs that vest on the third anniversary of the grant date, subject to continued service and the achievement of specified performance conditions. See the discussion under "Compensation Discussion and Analysis
—Compensation Elements—Long-Term Incentives—2025 Relative TSR PSU Awards" above for additional information regarding the performance conditions associated with these PSUs. The number of PSUs outstanding on
December 31, 2025 reflects the number of PSUs that would be earned if the target level of performance is achieved.
(4)Represents PSUs that vest based on Match Group's common stock achieving certain specified prices per share over an approximate one year period beginning on February 5, 2027, subject to continued service; provided that, in the event of certain terminations of Mr. Rascoff's employment, the PSUs will be eligible to vest based on Match Group's common stock achieving certain specified prices per share over the approximate one year period beginning on the date of termination. See the discussion under "Compensation Discussion and Analysis—Compensation Elements—
Long-Term Incentives—CEO New-Hire Value Creation Award" above for additional information regarding the performance conditions associated with these PSUs.
(5)Represents RSUs that vest on the fourth anniversary of the grant date, subject to continued service.
(6)Represents RSUs that vest on the third anniversary of the grant date, subject to continued service.
(7)Represents RSUs that vest 1/5 on the second anniversary of the grant date and every three months thereafter, subject to continued service.

(8)Represents RSUs that vest in two equal installments on each of the second and third anniversaries of the grant date, subject to continued service.
(9)Represents PSUs that vest on the third anniversary of the grant date, subject to continued service and the achievement of specified performance conditions based on Match Group’s rTSR percentile rank among the Nasdaq
Composite index companies over the three-year period ending on the third anniversary of the grant date. The number of PSUs outstanding on December 31, 2025 reflects the number of PSUs that would be earned if the target level of performance is achieved.
(10)Represents PSUs that vest on the third anniversary of the grant date, subject to continued service and the achievement of specified performance conditions based on Match Group's Evergreen & Emerging Brands segment's revenue performance and ability to reduce expenses, each during 2025. The number of PSUs outstanding on
December 31, 2025 reflects the number of PSUs that would be earned if the target level of performance is achieved.
(11)Represents PSUs that vest on the third anniversary of the grant date, subject to continued service and the achievement of specified performance conditions based on Match Group’s rTSR percentile rank among the
Nasdaq-100 index composite companies over the three-year period ending on the third anniversary of the grant date.
The number of PSUs outstanding on December 31, 2025 reflects the number of PSUs that would be earned if the threshold level of performance is achieved.
2025 Option Exercises and Stock Vested
The table below provides information regarding the number of shares acquired in 2025 by our named executive officers upon the exercise of Match Group stock options and the vesting of Match Group RSUs, including any associated accrued dividend equivalents, and the related value realized.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Spencer Rascoff	—	—	7,033	$214,436
Steven Bailey	—	—	20,452	$670,741
Sean Edgett	—	—	23,222	$820,201
Hesam Hosseini	—	—	69,142	$2,192,493
Bernard Kim	—	—	207,077	$7,330,526
Gary Swidler	144,208	$2,771,063	100,807	$3,162,631
______________________
(1)Consistent with the Company’s policy for determining taxable compensation upon the vesting of RSUs, the value realized on vesting of RSUs is calculated by multiplying the number of shares acquired on vesting by the closing market price of the Company’s common stock on the last market date immediately preceding the vesting date.
Estimated Potential Payments Upon Termination or Change in Control
Certain of our employment agreements, equity award agreements and/or omnibus stock and annual incentive plans entitle our named executive officers to certain payments and benefits upon certain terminations of employment (including certain terminations during specified periods following a change in control of Match
Group). For information regarding payments and benefits provided to Mr. Kim in connection with the termination of his employment in 2025, see "Compensation Discussion and Analysis—Leadership Transitions—CEO Transition
Compensation Arrangements" above. Mr. Swidler did not receive any severance or accelerated vesting of equity awards in connection with the resignation of his employment on July 4, 2025.
Amounts and Benefits Payable Upon a Qualifying Termination
Upon a termination of the named executive officer’s employment by the Company without cause (other than by reason of death or disability) or the named executive officer’s resignation for good reason (a “Qualifying
Termination”) as of December 31, 2025, pursuant to the terms of such named executive officer’s employment agreement in effect at the time, and subject to the execution and non-revocation of a release and compliance with customary post-termination covenants as further described below, each of Messrs. Rascoff, Bailey, Edgett and
Hosseini would have been entitled to:
•salary continuation for 12 months from the date of such Qualifying Termination payable in accordance with our normal payroll procedures, subject, in the case of Messrs. Bailey and Edgett, to offset for any amounts earned from other employment;

•in the case of each of Messrs. Rascoff and Hosseini, payment in a lump sum of an amount equal to the sum of (i) his annual target bonus amount, pro-rated based on the days served during the year of termination in the case of Mr. Hosseini only, and (ii) any accrued but unpaid annual bonus for the year prior to termination;
•accelerated vesting of the portion of any outstanding and unvested equity awards that would have vested through the first anniversary of the date of such Qualifying Termination, provided that any equity awards that are subject to outstanding unsatisfied performance conditions would vest only to the extent that, and at such time as, such performance conditions are satisfied during such post-termination period, except in the case of Mr. Rascoff, for whom such performance conditions may be satisfied following such post-termination period, and, in the event the date of such Qualifying Termination were more than 12 months before the end of an equity award's performance period, a pro-rated portion of such performance-based equity award would vest based upon achievement and the number of days during the performance-period during which Mr. Rascoff was employed by us (in each case, other than Mr.
Rascoff’s VCA);
•any vested stock options would remain outstanding and exercisable through the earlier of the first anniversary of the date of such Qualifying Termination or the original expiration date of the stock option;
and
•continued coverage under the Company’s group health plan or monthly payments necessary to cover the full premiums for continued coverage under the Company’s plan through COBRA, which payments would be grossed up for applicable taxes, for up to 12 months following the date of such Qualifying
Termination (but ceasing once equivalent employer-paid coverage is otherwise available to the named executive officer).
Under the terms of Mr. Rascoff’s VCA, in the event of his Qualifying Termination (other than in connection with a change in control), the vesting of the VCA will be determined in accordance with the following matrix:

Standard FMV(1)	Portion of Shares that Vest
$40, $50, or $60 Standard FMV achieved or exceeded prior to his Qualifying Termination	In each case, 1/6 vest upon Qualifying Termination date
$40 Standard FMV not achieved or exceeded prior to his Qualifying Termination	1/3 remain outstanding and eligible to vest through the first anniversary of his Qualifying Termination (or if earlier, May 4, 2028) and will vest upon satisfaction of a $40 Post-Termination FMV(2)
$50 Standard FMV not achieved or exceeded prior to his Qualifying Termination	1/3 remain outstanding and eligible to vest through the first anniversary of his Qualifying Termination (or if earlier, May 4, 2028) and will vest upon satisfaction of a $50 Post-Termination FMV
$60 Standard FMV not achieved or exceeded prior to his Qualifying Termination	1/3 remain outstanding and eligible to vest through the first anniversary of his Qualifying Termination (or if earlier, May 4, 2028) and will vest upon satisfaction of a $60 Post-Termination FMV
(1)Standard FMV is the volume weighted average of the closing prices of a share of our common stock for any forty-five (45)
consecutive calendar days that occur during the period beginning on February 5, 2027 and ending February 4, 2028 or, in some cases, May 4, 2028.
(2)Post-Termination FMV is the volume weighted average of the closing prices of a share of our common stock for any forty-five (45)
consecutive calendar days that occur during the period beginning on Mr. Rascoff’s Qualifying Termination and ending on the earlier of the first anniversary of such Qualifying Termination or May 4, 2028.
Pursuant to their respective employment agreements in effect on December 31, 2025, each of Messrs.
Bailey, Edgett and Hosseini is bound by a covenant not to compete with Match Group and each of Messrs.
Rascoff, Bailey, Edgett and Hosseini is bound by a covenant not to solicit Match Group’s employees or business partners, in each case, during the term of the executive’s employment and for (i) 12 months thereafter in the case of Messrs. Rascoff, Bailey and Hosseini and (ii) 12 months thereafter in the case of Mr. Edgett only with respect to the covenant not to solicit Match Group's employees. Each of Messrs. Rascoff, Bailey, Edgett and Hosseini also agreed not to use or disclose any confidential information of Match Group or its affiliates and to be bound by customary covenants relating to proprietary rights and the related assignment of such rights.

Amounts and Benefits Payable Upon a Termination Due to Death or Disability
Upon a termination of employment due to death or disability, pursuant to their respective employment agreements in effect on December 31, 2025, each of Messrs. Rascoff, Bailey, Edgett and Hosseini (or their designated beneficiaries) would be entitled to payment in a lump sum of base salary through the end of the month in which such termination occurs. Additionally, upon a termination due to death, the portion of any outstanding and unvested Match Group equity awards (other than Mr. Rascoff’s VCA) that would have vested through the first anniversary of the date of such termination would vest, provided that any equity awards that are subject to outstanding unsatisfied performance conditions would vest only to the extent that, and at such time as, such performance conditions are satisfied during such one-year period, except in the case of Mr. Rascoff, for whom such performance conditions may be satisfied following such one-year period, and, in the event the date of such termination were more than 12 months before the end of an equity award's performance period, a pro-rated portion of such performance-based equity award would vest based upon achievement and the number of days during the performance-period during which Mr. Rascoff was employed by us.
Under the terms of Mr. Rascoff’s VCA, in the event of his death, the vesting of the VCA will be determined in accordance with the following matrix:

Standard FMV(1)	Portion of Shares that Vest
$40, $50, or $60 Standard FMV achieved or exceeded prior to his death	In each case, 1/6 vest upon termination date
$40 Standard FMV not achieved or exceeded prior to his death	1/3 remain outstanding and eligible to vest through the first anniversary of his death (or if earlier, May 4, 2028) and will vest upon satisfaction of a $40 Post-Termination FMV(2)
$50 Standard FMV not achieved or exceeded prior to his death	1/3 remain outstanding and eligible to vest through the first anniversary of his death (or if earlier, May 4, 2028) and will vest upon satisfaction of a $50 Post-Termination FMV
$60 Standard FMV not achieved or exceeded prior to his death	1/3 remain outstanding and eligible to vest through the first anniversary of his death (or if earlier, May 4, 2028) and will vest upon satisfaction of a $60 Post-Termination FMV
(1)Standard FMV is the volume weighted average of the closing prices of a share of our common stock for any forty-five (45)
consecutive calendar days that occur during the period beginning on February 5, 2027 and ending February 4, 2028 or, in some cases, May 4, 2028.
(2)Post-Termination FMV is the volume weighted average of the closing prices of a share of our common stock for any forty-five (45)
consecutive calendar days that occur during the period beginning on Mr. Rascoff’s death and ending on the earlier of the first anniversary of his death or May 4, 2028.
Amounts and Benefits Payable in Connection With a Change in Control
General. There are no arrangements with the named executive officers that provide for payments solely upon a change in control of Match Group.
Mr. Rascoff. Upon a Qualifying Termination on December 31, 2025 that occurred during the one-year period following a change in control of Match Group, in accordance with Match Group's omnibus stock and annual incentive plans, the vesting of all then outstanding and unvested Match Group equity awards which were also outstanding as of the date of such change in control held by Mr. Rascoff would have been accelerated, including any equity awards that are subject to outstanding unsatisfied performance conditions which, under Mr. Rascoff’s employment agreement, would be deemed earned at the greater of target or actual level of performance measured at the change in control. In addition, subject to the execution and non-revocation of a release and compliance with the post-termination covenants described above under "—Amounts and Benefits Payable Upon a
Qualifying Termination," pursuant to the terms of his employment agreement in effect on December 31, 2025, Mr.
Rascoff would have been entitled to the following benefits:
•salary continuation for 18 months from the date of such Qualifying Termination payable in accordance with our normal payroll procedures;
•payment in a lump sum of an amount equal to the sum of (i) 1.5 times his annual target bonus amount and (ii) any accrued but unpaid annual bonus for the year prior to termination;
•any vested stock options would remain outstanding and exercisable through the earlier of the first anniversary of the date of such Qualifying Termination or the original expiration date of the stock option;
and

•continued coverage under the Company’s group health plan or monthly payments necessary to cover the full premiums for continued coverage under the Company’s plan through COBRA, which payments would be grossed up for applicable taxes, for up to 18 months following the date of such Qualifying
Termination (but ceasing once equivalent employer-paid coverage is otherwise available to Mr. Rascoff).
Upon a Qualifying Termination on December 31, 2025 that occurred more than one year following a change in control of Match Group but during the two-year period following such change in control, in accordance with
Match Group's omnibus stock and annual incentive plans, the vesting of all then outstanding and unvested Match
Group equity awards which were also outstanding as of the date of such change in control held by Mr. Rascoff would have been accelerated, including any equity awards that are subject to outstanding unsatisfied performance conditions which would be deemed earned at the target level of performance. In addition, pursuant to his employment agreement in effect on December 31, 2025, Mr. Rascoff would have been entitled to receive the amounts set forth above under "—Amounts and Benefits Payable Upon a Qualifying Termination."
Further, pursuant to the terms of Mr. Rascoff’s employment agreement in effect on December 31, 2025, in the event of a change in control of Match Group in which the successor or acquiring company failed to either (i)
assume Mr. Rascoff's outstanding equity awards or (ii) substitute such awards with similar awards, then any performance metrics applicable to any such awards would be deemed satisfied at the greater of target and actual performance and all outstanding equity awards held by Mr. Rascoff would vest immediately prior to such change in control.
Other NEOs. Upon a Qualifying Termination on December 31, 2025 that occurred during the two-year period following a change in control of Match Group, in accordance with Match Group's omnibus stock and annual incentive plans, the vesting of all then outstanding and unvested Match Group equity awards which were also outstanding as of the date of such change in control held by each of Messrs. Bailey, Edgett and Hosseini would have been accelerated, including any equity awards that are subject to outstanding unsatisfied performance conditions which would be deemed earned at the target level of performance. In addition, pursuant to their respective employment agreements in effect on December 31, 2025, each of Messrs. Bailey, Edgett and Hosseini would have been entitled to receive the amounts set forth above under “—Amounts and Benefits Payable Upon a
Qualifying Termination.”

Potential Payments Upon Termination or Change in Control Table
The amounts that would have become payable to our named executive officers (other than Mr. Kim and Mr.
Swidler) upon the events described above, assuming a termination and, if applicable, change in control date of
December 31, 2025 (the last business day of 2025), are described and quantified in the table below. These amounts, which, except for the gross-up relating to COBRA benefits, exclude the effect of any applicable taxes, are based on the named executive officer’s base salary, target annual bonus amount, the number of Match Group equity awards outstanding, and the closing price of Match Group common stock ($32.29), on December 31, 2025.

Name and Benefit	Qualifying Termination	Qualifying Termination During the One Year Period Following a Change in Control of Match Group	Qualifying Termination During the Two Year Period Following a Change in Control of Match Group(1)	Change in Control without Assumption or Substitution of Awards	Death
Spencer Rascoff
Continued salary	$800,000	$1,200,000	$800,000	—	—
Bonus payment	$1,600,000	$2,400,000	$1,600,000	—	—
Continued health coverage(2)	$52,934	$78,841	$52,934	—	—
Market value of Match Group RSUs that would vest(3)	$4,111,486	$7,046,356	$7,046,356	$7,046,356	$4,111,486
Market value of Match Group PSUs that would vest(4)	$2,948,914	$39,929,588	$39,929,588	$39,929,588	$2,948,914
Total estimated incremental value	$9,513,334	$50,654,785	$49,428,878	$46,975,944	$7,060,400
Steven Bailey
Continued salary	$475,000	$475,000	$475,000	—	—
Continued health coverage(2)	$41,129	$41,129	$41,129	—	—
Market value of Match Group RSUs that would vest(3)	$1,355,793	$2,173,311	$2,173,311	—	$1,355,793
Market value of Match Group PSUs that would vest(4)	—	$1,820,349	$1,820,349	—	—
Total estimated incremental value	$1,871,922	$4,509,789	$4,509,789	—	$1,355,793
Sean Edgett
Continued salary	$500,000	$500,000	$500,000	—	—
Continued health coverage(2)	$52,934	$52,934	$52,934	—	—
Market value of Match Group RSUs that would vest(3)	$1,179,037	$2,236,728	$2,236,728	—	$1,179,037
Market value of Match Group PSUs that would vest(4)	—	$2,990,958	$2,990,958	—	—
Total estimated incremental value	$1,731,971	$5,780,620	$5,780,620	—	$1,179,037
Hesam Hosseini
Continued salary	$635,000	$635,000	$635,000	—	—
Bonus payment	$952,500	$952,500	$952,500	—	—
Continued health coverage(2)	$45,237	$45,237	$45,237	—	—
Market value of Match Group RSUs that would vest(3)	$3,755,876	$6,041,136	$6,041,136	—	$3,755,876
Market value of Match Group PSUs that would vest(4)	—	$11,636,670	$11,636,670	—	—
Total estimated incremental value	$5,388,613	$19,310,543	$19,310,543	—	$3,755,876
______________________
(1)With respect to Mr. Rascoff, amounts in this column represent the amounts that would have become payable in the event of a Qualifying Termination that occurs more than one year and less than two years following a change in control of Match Group.
(2)Represents the total payments necessary to cover the full premiums for continued coverage under the Company’s medical and dental plans through COBRA for (i) 18 months in the case of Mr. Rascoff in the event of a Qualifying

Termination during the one-year period following a change in control of Match Group and (ii) 12 months for all other applicable NEOs and events, in each case grossed up for applicable taxes. The COBRA rates reflect the named executive officer’s coverage level elections as of December 31, 2025.
(3)Represents the closing price of Match Group common stock ($32.29) on December 31, 2025, multiplied by the number of RSUs accelerated upon the occurrence of the relevant event.
(4)Represents the closing price of Match Group common stock ($32.29) on December 31, 2025, multiplied by the number of PSUs accelerated upon the occurrence of the relevant event. The number of PSUs accelerated upon the occurrence of (i) a Qualifying Termination during each of the one-year and two-year periods following a change in control of Match Group and (ii) a change in control of Match Group in which the successor or acquiring company fails to either (a) assume Mr. Rascoff's outstanding equity awards or (b) substitute such awards with similar awards, is reflected as the number of PSUs that would be earned assuming the target level of performance is achieved. The number of PSUs accelerated upon the occurrence of all other applicable events is reflected as the number of PSUs that would be earned based on the level of performance on December 31, 2025 assuming December 31, 2025 is the end of the applicable performance period.
For information regarding payments and benefits provided to Mr. Kim in connection with the termination of his employment in 2025, see "Compensation Discussion and Analysis—Leadership Transitions—CEO Transition
Compensation Arrangements" above.
CEO Pay Ratio
In accordance with Item 402(u) under Regulation S-K of the Securities Act, we are required to disclose the ratio of our median employee’s annual total compensation to the annual total compensation of our Chief Executive
Officer on December 31, 2025, Spencer Rascoff. The pay ratio disclosure set forth below is a reasonable estimate calculated in a manner consistent with applicable SEC rules.
For the fiscal year ended December 31, 2025: (i) the estimated median of the annual total compensation of all Match Group employees (other than Mr. Rascoff) was approximately $210,537, (ii) Mr. Rascoff's annual total compensation for purposes of Item 402(u) was $47,125,022, and (iii) the ratio of annual total compensation of Mr.
Rascoff to the median of the annual total compensation of our other employees was 224 to 1. Mr. Rascoff's annual total compensation for this purpose equals Mr. Rascoff's total compensation as disclosed under "Executive
Compensation—2025 Summary Compensation Table" plus an additional amount that reflects the annualizing of his base salary for 2025 consistent with applicable SEC guidance.
In making the determinations above, we first identified our total number of employees as of December 31,
2025 (2,242 in total, 1,345 of which were located in the United States and 897 of which were collectively located in various jurisdictions outside of the United States). We then excluded employees located in the following jurisdictions outside of the United States, which together comprise less than 5% of our total employees: Australia
(7 employees), China (1 employee), Egypt (2 employees), Germany (8 employees), India (9 employees), Mexico
(10 employees), and Spain (7 employees). After excluding employees in these jurisdictions, our pay ratio calculation included 2,198 of our total 2,242 employees.
To identify our median employee from this employee population, as permitted by SEC rules, we selected base pay in 2025 as our consistently applied compensation measure, which we then compared across the applicable employee population. We annualized the compensation of permanent employees who were hired in
2025 but did not work for us for the entire year. After we identified the median employee, we determined such employee’s annual total compensation in the same manner as we determined Mr. Rascoff's total compensation disclosed under "Executive Compensation—2025 Summary Compensation Table."

Equity Compensation Plan Information
Securities Authorized for Issuance Under Equity Compensation Plans. The following table summarizes information, as of December 31, 2025, regarding Match Group equity compensation plans pursuant to which grants of Match Group equity awards or other rights to acquire shares of Match Group common stock may be made from time to time.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (A)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (B)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by security holders(1)	13,602,527	(2)	$24.82	(3)	20,584,069	(4)
Equity compensation plans not approved by security holders	—		—		—
Total	13,602,527	(2)	$24.82	(3)	20,584,069	(4)
______________________
(1)Consists of the Match Group, Inc. 2015 Stock and Annual Incentive Plan, the 2017 Plan, the Match Group, Inc. 2020
Stock and Annual Incentive Plan (the "2020 Plan"), the 2024 Plan and the Match Group, Inc. 2021 Global Employee
Stock Purchase Plan (the “ESPP”).
(2)Includes an aggregate of: (i) up to 12,821,574 shares issuable upon the vesting of Match Group RSUs and PSUs and reflects the maximum number of PSUs that would vest if the highest level of performance conditions is achieved,
(ii) 770,858 shares issuable upon the exercise of outstanding Match Group stock options and (iii) 10,095 shares issuable pursuant to deferred share units accrued under the 2020 Match Group, Inc. Deferred Compensation Plan for
Non-Employee Directors (the "Director Deferred Compensation Plan"), in each case, as of December 31, 2025.
(3)Excludes RSUs, PSUs and deferred share units as no exercise price is associated with such units.
(4)Includes 1,888,088 shares remaining available for issuance under the ESPP and an aggregate of 18,695,981 shares remaining available for issuance under the 2024 Plan, assuming the maximum number of PSUs that would vest if the highest level of performance conditions is achieved, in each case, as of December 31, 2025. Shares issued pursuant to deferred share units are issued pursuant to the 2024 Plan. The number of shares subject to outstanding purchase rights under the ESPP is indeterminable as of December 31, 2025 as the purchase price and corresponding number of shares to be purchased is unknown until the end of each purchase period.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item
402(v) of Regulation S-K under the Securities Act, we are providing the following information about the relationship between "compensation actually paid" ("CAP") to our CEOs, or principal executive officers ("PEOs")
(Sharmistha Dubey from March 2020 until May 2022, identified below as "PEO 1," Bernard Kim from May 2022 until February 2025, identified below as "PEO 2," and Spencer Rascoff since February 2025, identified below as
"PEO 3"), and our other NEOs, and certain financial performance of the Company. For further information concerning the Company’s performance-based approach to executive compensation and how the Company aligns executive compensation with the Company’s performance, refer to "Compensation Discussion and Analysis
—Philosophy and Objectives" above.

Year	Summary Compen- sation Table ("SCT") Total for PEO 1(1)	SCT Total for PEO 2(1)	SCT Total for PEO 3(1)	Compen- sation Actually Paid to PEO 1(2)(3)	Compen- sation Actually Paid to PEO 2(3)(4)	Compen- sation Actually Paid to PEO 3(3)(5)	Average SCT Total for Non- PEO NEOs(6)	Average Compen- sation Actually Paid to Non-PEO NEOs(3)(7)	Value of Initial Fixed $100 Investment Based On:		Net Income (in thou- sands)	Adjusted EBITDA Margin(9)
									Total Share- holder Return ("TSR")	Peer Group TSR(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
2025	—	$10,630,492	$47,014,253	—	$1,131,422	$37,467,327	$5,526,944	$2,658,838	$22	$264	$613,461	35%
2024	—	$15,746,295	—	—	$9,750,863	—	$4,169,091	$2,775,909	$22	$207	$551,313	36%
2023	—	$16,080,272	—	—	$7,826,909	—	$7,041,888	$3,983,355	$24	$150	$651,472	37%
2022	$23,016,375	$23,921,211	—	$(17,274,848)	$9,915,322	—	$11,178,780	$(3,540,359)	$27	$90	$359,919	35%
2021	$25,397,675	—	—	$13,576,838	—	—	$11,085,711	$7,416,614	$87	$137	$276,554	36%
______________________
(1)The dollar amounts reported in columns (b), (c) and (d) are the amounts of total compensation reported for each PEO for each corresponding year in the "Total" column of the SCT.
(2)The dollar amount reported in column (e) represents the CAP for Ms. Dubey, as computed in accordance with Item 402(v) of
Regulation S-K. The dollar amount does not reflect the actual amount of compensation earned by or paid to Ms. Dubey during the applicable year.
(3)All valuations of equity awards were estimated using assumptions and methodologies substantially consistent with those used at grant and in accordance with the principles in FASB ASC Topic 718, Compensation – Stock Compensation. The fair value of Match
Group PSU awards is reflected based upon the probable outcome of the performance conditions associated with such PSU awards as of the valuation date.
(4)The dollar amounts reported in column (f) represent the CAP for Mr. Kim, as computed in accordance with Item 402(v) of Regulation
S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Kim during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Kim's total compensation for 2025 to determine CAP:

Reported SCT Total	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid
$10,630,492	—	$(9,499,070)	$1,131,422
(a)The reported value of equity awards represents the grant date fair value of equity awards as reported in the “Stock Awards”
column of the SCT for 2025.
(b)The equity award adjustments include the addition (or subtraction, as applicable) of the following, if applicable: (i) the year-end fair value of any equity awards granted in 2025 that were outstanding and unvested as of the end of 2025; (ii) the amount of change in fair value as of the end of 2025 (from the end of the prior fiscal year) of any awards granted in prior years that were outstanding and unvested as of the end of 2025; (iii) for awards that were granted and vested in 2025, the fair value as of the vesting date; (iv) for awards granted in prior years that vested in 2025, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year); (v) for awards granted in prior years that were determined to fail to meet the applicable vesting conditions during 2025, a deduction for the amount equal to the fair value at the end of the prior fiscal year;
and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in 2025 prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for 2025.
The amounts deducted or added in calculating the equity award adjustments are as follows:

Year End Fair Value of Equity Awards Granted During the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
—	$(790,271)	—	$778,610	$(9,487,409)	—	$(9,499,070)
(5)The dollar amounts reported in column (g) represent the CAP for Mr. Rascoff, as computed in accordance with Item 402(v) of
Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Rascoff during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr.
Rascoff's total compensation for 2025 to determine CAP:

Reported SCT Total	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid
$47,014,253	$(44,790,300)	$35,243,374	$37,467,327
(a)The reported value of equity awards represents the grant date fair value of equity awards as reported in the “Stock Awards”
column of the SCT for 2025.
(b)The equity award adjustments include the addition (or subtraction, as applicable) of the following, if applicable: (i) the year-end fair value of any equity awards granted in 2025 that were outstanding and unvested as of the end of 2025; (ii) the amount of change in fair value as of the end of 2025 (from the end of the prior fiscal year) of any awards granted in prior years that were outstanding and unvested as of the end of 2025; (iii) for awards that were granted and vested in 2025, the fair value as of the vesting date; (iv) for awards granted in prior years that vested in 2025, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year); (v) for awards granted in prior years that were determined to fail to meet the applicable vesting conditions during 2025, a deduction for the amount equal to the fair value at the end of the prior fiscal year;
and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in 2025 prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for 2025.
The amounts deducted or added in calculating the equity award adjustments are as follows:

Year End Fair Value of Equity Awards Granted During the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
$35,250,759	—	—	$(7,385)	—	—	$35,243,374
(6)The dollar amounts reported in column (h) are the averages of the amounts of total compensation reported for the Company’s NEOs as a group, excluding any PEOs serving during each year (the "Non-PEO NEOs"), in the “Total” column of the SCT for each corresponding year. The Non-PEO NEOs included in each of 2021, 2022 and 2023 for purposes of calculating the average amounts are Gary Swidler, Jared F. Sine and Philip Eigenmann. The Non-PEO NEOs included in 2024 for purposes of calculating the average amounts are Gary Swidler, Sean Edgett, Philip Eigenmann and Jeanette Teckman. The Non-PEO NEOs included in 2025 for purposes of calculating the average amounts are Steven Bailey, Sean Edgett, Hesam Hosseini and Gary Swidler.
(7)The dollar amounts reported in column (i) represent the average CAP of the Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v)
of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs as a group for 2025 to determine CAP:

Average Reported SCT Total for Non- PEO NEOs	Average Reported Value of Equity Awards(a)	Average Equity Award Adjustments(b)	Average Compensation Actually Paid to Non-PEO NEOs*
$5,526,944	$(4,472,891)	$1,604,785	$2,658,838
*Amounts may not total due to rounding.
(a)The average reported value of equity awards represents the average grant date fair value of equity awards granted to the Non-
PEO NEOs as reported in the “Stock Awards” column of the SCT for 2025.
(b)The equity award adjustments include the addition (or subtraction, as applicable) of the following, if applicable: (i) the year-end fair value of any equity awards granted in 2025 that were outstanding and unvested as of the end of 2025; (ii) the amount of change in fair value as of the end of 2025 (from the end of the prior fiscal year) of any awards granted in prior years that were outstanding and unvested as of the end of 2025; (iii) for awards that were granted and vested in 2025, the fair value as of the vesting date; (iv) for awards granted in prior years that vested in 2025, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year); (v) for awards granted in prior years that were determined to fail to meet the applicable vesting conditions during 2025, a deduction for the amount equal to the fair value at the end of the prior fiscal year;
and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in 2025 prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for 2025.
The amounts deducted or added in calculating the equity award adjustments are as follows:

Average Year End Fair Value of Equity Awards Granted During the Year	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Year	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Total Equity Award Adjustments*
$4,260,939	$(882,359)	—	$(22,365)	$(1,751,430)	—	$1,604,785
*Amounts may not total due to rounding
(8)The peer group used for this purpose is the Russell 1000 Technology Index.
(9)Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue. Adjusted EBITDA is defined as net income attributable to Match Group, Inc. shareholders excluding: (1) net income or loss attributable to noncontrolling interests; (2) income tax provision or benefit; (3) other income (expense), net; (4) interest expense; (5) depreciation; (6) acquisition-related items consisting of (i)
amortization of intangible assets and impairments of goodwill and intangible assets, if applicable, and (ii) gains and losses recognized on changes in fair value of contingent consideration arrangements, as applicable; and (7) stock-based compensation expense.
Financial Performance Measures
As described in greater detail in Compensation Discussion and Analysis above, the Company’s executive compensation program reflects a performance-based approach. The financial performance measures used by the
Company to link the CAP of the Company’s NEOs for the most recently completed fiscal year to the Company’s performance are as follows:
•Adjusted EBITDA Margin
•Revenue
•3-year relative TSR percentile ranking among Nasdaq Composite index companies
•Stock price

Analysis of Information Presented in the Pay versus Performance Table
As described in more detail in Compensation Discussion and Analysis above, the Company’s executive compensation program reflects a performance-based approach. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K under the Securities Act) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following graphs depicting the relationships between information presented in the Pay versus Performance table. For purposes of the charts below, we have combined the CAP of the PEO serving as of the end of each year (Ms. Dubey in 2021,
Mr. Kim in 2022, 2023 and 2024, and Mr. Rascoff in 2025) with the CAP of any other PEO that served in that role during each such year (Ms. Dubey in 2022 and Mr. Kim in 2025).

CAP vs. Company TSR

$87
$27
$24
$22
$22
$38.6
$13.6
$7.4
$7.8
$4.0
$9.8
$2.8
$2.7
$(7.4)
$(3.5)
2021
2022
2023
2024
2025
PEO CAP ($ in millions)
Non-PEO NEOs Average CAP ($ in millions)
Company Cumulative TSR

CAP vs. Net Income

$38.6
$651.5
$613.5
$551.3
$276.6
$359.9
$13.6
$7.4
$7.8
$4.0
$9.8
$2.8
$2.7
$(7.4)
$(3.5)
2021
2022
2023
2024
2025
PEO CAP ($ in millions)
Non-PEO NEOs Average CAP ($ in millions)
Net Income ($ in millions)

CAP vs. Adjusted EBITDA Margin

36%
35%
37%
36%
35%
$38.6
$13.6
$7.4
$7.8
$4.0
$9.8
$2.8
$2.7
$(7.4)
$(3.5)
2021
2022
2023
2024
2025
PEO CAP ($ in millions)
Non-PEO NEOs Average CAP ($ in millions)
Adjusted EBITDA Margin

Company TSR vs. Peer Group TSR

$264
$207
$137
$150
$100
$87
$90
$27
$24
$22
$22
2020
2021
2022
2023
2024
2025
Company TSR
Peer Group TSR

DIRECTOR COMPENSATION
Non-Employee Director Compensation Arrangements. The Compensation and Human Resources
Committee of the Board has primary responsibility for establishing non-employee director compensation arrangements. In setting director compensation, the Compensation and Human Resources Committee is guided by the following principles:
•compensation should fairly pay directors for work required consistent with a company of Match Group’s size and scope;
•compensation should align directors’ interests with the long-term interests of stockholders; and
•the structure of the compensation program should be simple, transparent and easy for stockholders to understand.

Arrangements in effect during 2025 provided that: (i) each non-employee member of the Board receive an annual retainer fee in the amount of $50,000, (ii) the Chairperson of the Board receive an additional annual retainer fee in the amount of $80,000, (iii) each member of the Audit, Compensation and Human Resources, and the Nominating and Corporate Governance Committees (including their respective Chairpersons) receive an additional annual retainer fee in the amount of $10,000, $5,000 and $5,000, respectively, and (iv) the
Chairpersons of each of the Audit, Compensation and Human Resources, and Nominating and Corporate
Governance Committees receive an additional annual Chairperson retainer fee in the amount of $20,000, $20,000 and $15,000, respectively, with all amounts being paid quarterly, in arrears.
In addition, these arrangements also provided that each non-employee director, including non-employee directors initially elected or appointed on the date of an annual meeting of stockholders of Match Group, receive an award of Match Group RSUs with a dollar value of $250,000 (based on the closing price of Match Group's common stock on the grant date) on the date of Match Group's annual meeting of stockholders (unless such non-
employee director does not serve as a director of Match Group following such annual meeting of stockholders).
The terms of these RSU awards provide for vesting in full on the earlier of (i) the first anniversary of the grant date and (ii) the date of Match Group's next annual meeting of stockholders following the grant date.
Upon a non-employee director’s initial election or appointment to the Board other than on the date of an annual meeting of stockholders of Match Group, each non-employee director is to receive an award of Match
Group RSUs with a dollar value of $250,000 (based on the closing price of Match Group's common stock on the grant date), prorated based on the number of calendar days elapsed since the grant date of the immediately preceding annual award of Match Group RSUs to non-employee directors. The terms of these RSU awards provide for vesting in full on the earlier of (i) the first anniversary of the grant date of the immediately preceding annual award of Match Group RSUs to non-employee directors and (ii) the date of Match Group's next annual meeting of stockholders following the grant date.
The terms of all Match Group RSU awards to non-employee directors pursuant to arrangements in effect during 2025 also provided for: (i) cancellation and forfeiture of unvested RSUs in their entirety upon termination of service to Match Group and its subsidiaries and (ii) full acceleration of vesting upon a change in control of Match
Group. Further, all equity awards granted to non-employee directors in 2025 have dividend equivalent rights. The dividend equivalents will only pay out if and to the extent that vesting conditions have been met for the underlying awards.
Match Group also reimburses non-employee directors for all reasonable expenses incurred in connection with attendance at Board and Board committee meetings.
Deferred Compensation Plan for Non-Employee Directors. Under the Director Deferred Compensation Plan,
non-employee directors may defer all or a portion of their Board and Board committee retainer fees. Eligible directors who defer all or any portion of these fees can elect to have such deferred fees applied to the purchase of share units, representing the number of shares of Match Group common stock that could have been purchased on the relevant date, or credited to a cash fund. If any dividends are paid on Match Group common stock, dividend equivalents will be credited on the share units. The cash fund will be credited with deemed interest at an annual rate equal to the weighted average prime lending rate of JPMorgan Chase Bank. After a director leaves the Board, they will receive: (i) with respect to share units, the number of shares of Match Group common stock represented by such share units, and (ii) with respect to the cash fund, a cash payment in an amount equal to deferred amounts, plus accrued interest. These payments are made in one lump sum or up to five installments, as previously elected by the eligible director at the time of the related deferral election, and otherwise in accordance with the plan.

2025 Non-Employee Director Compensation. The table below sets forth information concerning the compensation paid to each of our non-employee directors serving as such during 2025 for services performed during 2025. For information concerning compensation paid to Mr. Rascoff for non-employee director services performed during 2025 prior to his appointment as Chief Executive Officer of the Company, see "Executive
Compensation—2025 Summary Compensation Table" above.

	Fees Earned
Name	Fees Paid in Cash	Fees Deferred(1)	Stock Awards(2)	Total
Stephen Bailey	$60,000	—	$249,975	$309,975
Melissa Brenner	$55,000	—	$249,975	$304,975
Kelly Campbell(3)	$29,464	—	$249,975	$279,439
Darrell Cavens(3)	$1,319	$41,538	$249,975	$292,832
Sharmistha Dubey	$50,000	—	$249,975	$299,975
Laura Rachel Jones	—	$54,125	$249,975	$304,100
Ann L. McDaniel	$77,335	—	$249,975	$327,310
Thomas J. McInerney	$150,000	—	$249,975	$399,975
Glenn H. Schiffman	—	$60,000	$249,975	$309,975
Pamela S. Seymon	$55,000	—	$249,975	$304,975
Alan G. Spoon(4)	$39,698	—	—	$39,698
______________________
(1)Represents the dollar value of fees deferred in the form of share units by the respective director under the Director
Deferred Compensation Plan.
(2)Reflects the grant date fair value of non-employee director Match Group RSU awards ("Director RSU Awards"), computed in accordance with FASB ASC Topic 718, Compensation – Stock Compensation, excluding the effect of estimated forfeitures. The grant date fair value of the Director RSU Awards is calculated by multiplying the number of
RSUs by the closing market price of Match Group common stock on the grant date. As of December 31, 2025, our non-employee directors serving as of such date held the following number of RSUs in the aggregate:

Name	Outstanding RSUs (#)
Stephen Bailey	8,346
Melissa Brenner	8,346
Kelly Campbell	8,346
Darrell Cavens	8,346
Sharmistha Dubey	8,346
Laura Rachel Jones	8,346
Ann L. McDaniel	8,346
Thomas J. McInerney	8,346
Glenn H. Schiffman	8,346
Pamela S. Seymon	8,346
In addition to the RSUs listed above, (i) as a result of the transactions effected to separate Match Group from IAC/
InterActiveCorp ("IAC") in June 2020 (the "Separation"), as of December 31, 2025, Mr. Schiffman held 246,432 Match
Group stock options issued in respect of former IAC stock options previously granted as part of his compensation by
IAC and unrelated to his service as a director of Match Group; and (ii) as a result of compensation paid to Ms. Dubey by the Company prior to 2023 in connection with her prior service as an employee of the Company, as of December
31, 2025, Ms. Dubey held 58,309 Match Group stock options, 10,792 of which were issued in respect of former IAC stock options as a result of the Separation.
(3)Ms. Campbell and Mr. Cavens joined the Board on June 18, 2025.
(4)Mr. Spoon did not stand for re-election at the Match Group 2025 Annual Meeting of Stockholders. As a result, his term as a member of the Board ended on June 18, 2025.

Stock Ownership Guidelines. In January 2022, Match Group adopted stock ownership guidelines pursuant to which each non-employee director is required to own a number of shares of Match Group common stock having an aggregate value equal to at least five times the non-employee director’s annual cash retainer fee (but not including any Board chairperson or Board committee member or chairperson compensation). Non-employee directors are required to meet these ownership requirements within five years of the later of (i) January 1, 2022
(the date the guidelines became effective) or (ii) the individual’s first election or appointment to the Board. For additional information regarding the terms of the stock ownership guidelines, see the discussion under the heading Stock Ownership Guidelines in the Compensation Discussion and Analysis section of this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents, as of April 17, 2026, information relating to the beneficial ownership of Match
Group common stock by: (1) each person known by Match Group to own beneficially more than 5% of the outstanding shares of Match Group common stock, (2) each director (including each of our Board's director nominees), (3) each named executive officer and (4) all current directors and executive officers of Match Group as a group. As of April 17, 2026, there were 233,389,213 shares of Match Group common stock outstanding.
Unless otherwise indicated, the beneficial owners listed below may be contacted at Match Group’s corporate headquarters located at 8750 North Central Expressway, Suite 1400, Dallas, Texas 75231. For each listed person, the number of shares of Match Group common stock and percent of such class listed assumes the exercise of any Match Group stock options owned by such person that are or will become exercisable, and the vesting of any Match Group RSU awards that will vest, within 60 days of April 17, 2026, but does not assume the exercise or vesting of any such equity awards owned by any other person.

Name and Address of Beneficial Owner	Number of Shares		Percent of Outstanding Shares
The Vanguard Group	31,942,223	(1)	13.7%
100 Vanguard Blvd.
Malvern, PA 19355
BlackRock, Inc.	27,660,359	(2)	11.9%
50 Hudson Yards
New York, NY 10001
Starboard Value LP	17,641,850	(3)	7.6%
777 Third Avenue, 18th Floor
New York, NY 10017
State Street Corporation	16,188,353	(4)	6.9%
One Congress Street, Suite 1
Boston, MA 02114
Stephen Bailey	16,456	(5)	*
Steven Bailey	34,734	(6)	*
Melissa Brenner	29,757	(5)	*
Manuel Bronstein	1,875		*
Kelly Campbell	8,398	(7)	*
Darrell Cavens	8,398	(7)	*
Sharmistha Dubey	412,910	(8)	*
Sean Edgett	20,361	(9)	*
Hesam Hosseini	113,229	(10)	*
Laura Rachel Jones	15,431	(5)	*
Bernard Kim	140,171	(11)	*
Ann L. McDaniel	30,324	(5)	*
Thomas J. McInerney	360,600	(5)	*
Raina Moskowitz	—		—
Spencer Rascoff	221,301	(12)	*
Glenn H. Schiffman	292,763	(13)	*
Pamela S. Seymon	98,729	(5)	*
Gary Swidler	—		—
All current executive officers and directors as a group (14 persons)	1,663,391	(14)	*
______________________
*The percentage of shares beneficially owned does not exceed 1% of the class.

(1)Based upon information regarding Match Group holdings reported by way of Amendment No. 12 to a
Schedule 13G filed by The Vanguard Group (“Vanguard”) with the SEC on February 13, 2024. Vanguard beneficially owns the Match Group holdings disclosed in the table above in its capacity as an investment adviser. Vanguard has shared voting power, sole dispositive power and shared dispositive power over
362,415, 30,768,612 and 1,173,611 shares of Match Group common stock, respectively, out of the holdings listed in the table above. On March 27, 2026, Vanguard filed an amendment to its Schedule 13G disclosing that, as a result of an internal realignment, it no longer has, or is deemed to have, beneficial ownership of shares of Match Group common stock beneficially owned by various Vanguard subsidiaries and/or business divisions. Vanguard also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis).
(2)Based upon information regarding Match Group holdings reported in Amendment No. 6 to a
Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on April 7, 2026. BlackRock beneficially owns the Match Group holdings disclosed in the table above in its capacity as a parent holding company or control person of subsidiaries that provide investment advisory and asset management services. BlackRock has sole voting power and sole dispositive power over 27,035,774 and
27,660,359 shares of Match Group common stock, respectively, out of the holdings listed in the table above.
(3)Based upon information regarding Match Group holdings reported in a Schedule 13D filed by Starboard
Value LP (“Starboard Value LP”) with the SEC on July 15, 2024. Starboard Value LP beneficially owns the
Match Group holdings disclosed in the table above in its capacity as an investment manager. Starboard
Value LP has sole voting and dispositive power over 17,641,850 shares of Match Group common stock.
Based on such filing, (i) Starboard Value and Opportunity Master Fund Ltd (“Starboard V&O Master
Fund”) has sole voting and dispositive power with respect to 8,469,134 of the reported shares; (ii)
Starboard Value and Opportunity Master Fund L LP (“Starboard L Master”) has sole voting and dispositive power with respect to 468,907 of the reported shares; (iii) Starboard Value and Opportunity S LLC
(“Starboard S LLC”) has sole voting and dispositive power with respect to 1,092,611 of the reported shares; (iv) Starboard Value and Opportunity C LP (“Starboard C LP”) has sole voting and dispositive power with respect to 847,487 of the reported shares; (v) Starboard X Master Fund Ltd (“Starboard X
Master”) has sole voting and dispositive power with respect to 2,808,872 of the reported shares; (vi)
Starboard Value A LP (“Starboard Value A LP”) has sole voting and dispositive power with respect to
1,064,175 of the reported shares; (vii) Starboard Value A GP LLC (“Starboard Value A GP”) has sole voting and dispositive power with respect to 1,064,175 of the reported shares; (viii) Starboard Value R LP
(“Starboard Value R LP”) has sole voting and dispositive power with respect to 2,104,685 of the reported shares; (ix) Starboard Value L LP (“Starboard L GP”) has sole voting and dispositive power with respect to
468,907 of the reported shares; (x) Starboard Value R GP LLC (“Starboard Value R GP”) has sole voting and dispositive power with respect to 2,573,592 of the reported shares; (xi) Starboard Value GP LLC
(“Starboard Value GP”) has sole voting and dispositive power with respect to 17,641,850 of the reported shares; (xii) Starboard Principal Co LP (“Principal Co”) has sole voting and dispositive power with respect to 17,641,850 of the reported shares; (xiii) Starboard Principal Co GP LLC (“Principal GP”) has sole voting and dispositive power with respect to 17,641,850 of the reported shares; (xiv) Starboard P Fund LP
(“Starboard P LP”) has sole voting and dispositive power with respect to 1,257,198 of the reported shares;
(xv) Starboard Value P GP LLC (“Starboard P GP”) has sole voting and dispositive power with respect to
1,257,198 of the reported shares; (xvi) Starboard G Fund, L.P. (“Starboard G LP”) has sole voting and dispositive power with respect to 1,064,175 of the reported shares; (xvii) Starboard Value G GP, LLC
(“Starboard G GP”) has sole voting and dispositive power with respect to 1,064,175 of the reported shares; (xviii) Jeffrey C. Smith (“Mr. Smith”) has shared voting and dispositive power with respect to
17,641,850 of the reported shares; and (xix) Peter A. Feld (“Mr. Feld”) has shared voting and dispositive power with respect to 17,641,850 of the reported shares. Starboard Value LP is the investment manager of Starboard V&O Master Fund, Starboard L Master, Starboard C LP, Starboard X Master, Starboard P LP,
Starboard G LP and of a certain managed account (the “Starboard Value LP Account”) and the manager of Starboard S LLC; Starboard P GP is the general partner of Starboard P LP; Starboard G GP is the general partner of Starboard G LP; Starboard A LP (“Starboard A LP”) is the managing member of
Starboard G GP; Starboard A GP is the general partner of Starboard A LP; Starboard R LP is the general partner of Starboard C LP and the managing member of Starboard P GP; Starboard L GP is the general partner of Starboard L Master; Starboard R GP is the general partner of Starboard R LP and Starboard L

GP; Starboard Value GP is the general partner of Starboard Value LP; Principal Co is a member of
Starboard Value GP; and Principal GP is the general partner of Principal Co. Messrs. Smith and Feld are members of Principal GP and members of the Management Committees of Starboard Value GP and
Principal GP. In these capacities, each of Starboard Value LP, Starboard Value GP, Principal Co, Principal
GP and Messrs. Smith and Feld may be deemed the beneficial owners of (i) 8,469,134 shares owned by
Starboard V&O Master Fund; (ii) 1,092,611 shares owned by Starboard S LLC; (iii) 847,487 shares owned by Starboard C LP; (iv) 468,907 shares owned by Starboard L Master; (v) 2,808,872 shares owned by Starboard X Master; and (vi) 257,631 shares held in the Starboard Value LP Account.  The address of the principal office of each of Starboard V&O Master Fund, Starboard L Master, Starboard S
LLC, Starboard C LP, Starboard X Master, Starboard P LP, Starboard P GP, Starboard G LP, Starboard G
GP, Starboard A LP, Starboard A GP, Starboard R LP, Starboard L GP, Starboard R GP, Starboard Value,
Starboard Value GP, Principal Co and Principal GP is 777 Third Avenue, 18th Floor, New York, New York
10017. The address of the principal office of each of Messrs. Smith and Feld is c/o Starboard Value LP,
201 E Las Olas Boulevard, 10th Floor, Fort Lauderdale, Florida 33301.
(4)Based upon information regarding Match Group holdings reported in a Schedule 13G filed by State Street
Corporation (“State Street”) with the SEC on February 9, 2026. State Street beneficially owns the Match
Group holdings disclosed in the table above in its capacity as a parent holding company or control person of subsidiaries that provide investment advisory and asset management services. State Street has shared voting power and shared dispositive power over 11,995,233 and 16,187,594 shares of Match Group common stock, respectively, out of the holdings listed in the table above.
(5)Consists of shares of Match Group common stock held directly by each individual and 8,398 shares of
Match Group common stock to be received upon the vesting of Match Group RSUs in the 60 days following April 17, 2026, subject to continued service.
(6)Consists of shares of Match Group common stock held directly by Mr. Bailey and 6,532 shares of Match
Group common stock to be received upon the vesting of Match Group RSUs in the 60 days following
April 17, 2026, subject to continued service.
(7)Consists of 8,398 shares of Match Group common stock to be received upon the vesting of Match Group
RSUs in the 60 days following April 17, 2026, subject to continued service.
(8)Consists of shares of Match Group common stock held directly by Ms. Dubey, 58,309 vested options to purchase Match Group common stock, and 8,398 shares of Match Group common stock to be received upon the vesting of Match Group RSUs in the 60 days following April 17, 2026, subject to continued
service.
(9)Consists of shares of Match Group common stock held directly by Mr. Edgett and 1,879 shares of Match
Group common stock to be received upon the vesting of Match Group RSUs in the 60 days following
April 17, 2026, subject to continued service.
(10)Consists of 42,458 vested options to purchase Match Group common stock and 70,771 shares of Match
Group common stock to be received upon the vesting of Match Group RSUs in the 60 days following
April 17, 2026, subject to continued service, 61,755 of which would vest on an accelerated basis upon Mr.
Hosseini's resignation on June 2, 2026 pursuant to his employment agreement, representing RSUs scheduled to vest within one year of his departure date.
(11)Consists of shares of Match Group common stock held by The Bernard and Melissa Kim Living Trust, with respect to which Mr. Kim has shared voting and investment power.
(12)Consists of shares of Match Group common stock held directly by Mr. Rascoff and 18,178 shares of
Match Group common stock to be received upon the vesting of Match Group RSUs in the 60 days following April 17, 2026, subject to continued service.
(13)Consists of shares of Match Group common stock held directly by Mr. Schiffman, 246,432 vested options to purchase Match Group common stock, and 8,398 shares of Match Group common stock to be received upon the vesting of Match Group RSUs in the 60 days following April 17, 2026, subject to continued
service.
(14)Consists of (i) shares of Match Group common stock held directly by each individual, (ii) 347,199 vested options to purchase Match Group common stock and (iii) 181,340 shares of Match Group common stock to be received upon the vesting of Match Group RSUs in the 60 days following April 17, 2026, subject to the respective holder’s continued service.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review of Related Person Transactions
The Audit Committee has a formal, written policy that requires an appropriate review of all related person transactions by the Audit Committee, as required by Marketplace Rules governing conflict of interest transactions.
For purposes of this policy, consistent with the Marketplace Rules, the terms “related person” and “transaction”
are determined by reference to Item 404(a) of Regulation S-K under the Securities Act (“Item 404”). During 2025, in accordance with this policy, Company management was required to determine whether any proposed transaction, arrangement or relationship with a related person fell within the definition of “transaction” set forth in
Item 404, and if so, review such transaction with the Audit Committee. In connection with such determinations,
Company management and the Audit Committee consider: (i) the parties to the transaction and the nature of their affiliation with Match Group and the related person, (ii) the dollar amount involved in the transaction, (iii) the material terms of the transaction, including whether the terms of the transaction are ordinary course and/or otherwise negotiated at arms’ length, (iv) whether the transaction is material, on a quantitative and/or qualitative basis, to Match Group and/or the related person and (v) any other facts and circumstances that Company management or the Audit Committee deems appropriate.
There were no related person transactions in 2025.
ANNUAL REPORTS
Upon written request to the Corporate Secretary, Match Group, Inc., 8750 North Central Expressway,
Suite 1400, Dallas, Texas 75231, Match Group will provide without charge to each person solicited a printed copy of Match Group’s 2025 Annual Report on Form 10-K, including the financial statements and financial statement schedule filed therewith. Copies are also available on our website at https://ir.mtch.com. Match Group will furnish requesting stockholders with any exhibit to its 2025 Annual Report on Form 10-K upon payment of a reasonable fee.
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR PRESENTATION AT THE 2027 ANNUAL
MEETING
Eligible stockholders who intend to have a proposal considered for inclusion in Match Group’s proxy materials for presentation at the 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the
Exchange Act must submit such proposal to Match Group, Inc., 8750 North Central Expressway, Suite 1400,
Dallas, Texas 75231, Attention: Corporate Secretary, no later than December 31, 2026. Stockholder proposals submitted for inclusion in Match Group’s proxy materials must be made in accordance with the provisions of
Rule 14a-8 under the Exchange Act. Eligible stockholders who intend to present a proposal or nomination at the
2027 Annual Meeting of Stockholders under our bylaws are required to provide notice of such proposal or nomination in writing, and otherwise in compliance with the applicable requirements in our bylaws, to Match
Group’s Secretary at its corporate headquarters no earlier than the close of business on February 16, 2027, and no later than the close of business on March 18, 2027. In addition to the requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice as required by, and in compliance with, certain provisions of Rule 14a-19 under the Exchange Act to Match Group at its corporate headquarters no later than
April 19, 2027.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to send one set of printed proxy materials to any household at which two or more stockholders reside if they appear to be members of the same family or have given their written consent (each stockholder continues to receive a separate proxy card). This process, which is commonly referred to as “householding,” reduces the number of duplicate copies of proxy materials that stockholders receive and reduces printing and mailing costs. Only one set of our printed proxy materials will be sent to stockholders eligible for householding unless contrary instructions have been provided.
Once you have received notice that your broker or Match Group will be householding your proxy materials, householding will continue until you are notified otherwise or you revoke your consent. You may request a separate set of our printed proxy materials by sending a written request to Investor Relations, Match Group, Inc.,
8750 North Central Expressway, Suite 1400, Dallas, Texas 75231, or by sending an e-mail to IR@match.com.
Upon request, Match Group undertakes to deliver such materials promptly.
If at any time: (i) you no longer wish to participate in householding and would prefer to receive a separate set of our printed proxy materials or (ii) you and another stockholder sharing the same address wish to participate in householding and prefer to receive one set of our proxy materials, please notify your broker if you hold your shares in street name or Match Group if you are a stockholder of record. You can notify us by phone at (214)
576-9352 or by sending a written request to Investor Relations, Match Group, Inc., 8750 North Central
Expressway, Suite 1400, Dallas, Texas 75231, or by sending an e-mail to IR@match.com.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on
June 16, 2026.
This proxy statement and the 2025 Annual Report are available at www.proxyvote.com beginning on April 30,
2026.

APPENDIX A
MATCH GROUP, INC.
SECOND AMENDED AND RESTATED 2024 STOCK AND ANNUAL INCENTIVE PLAN
Section 1.  PURPOSE; DEFINITIONS
The purposes of this Plan are to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock and incentive plan providing incentives directly linked to stockholder value. Certain terms used herein have definitions given to them in the first place in which they are used. In addition, for purposes of this Plan, the following terms are defined as set forth below:
(a)“Affiliate” means a corporation or other entity controlled by, controlling or under common control with, the Company.
(b)“Applicable Exchange” means the NASDAQ or such other securities exchange as may at the applicable time be the principal market for the Common Stock.
(c)“Award” means an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock
Unit, other stock-based award or Cash-Based Award granted or assumed pursuant to the terms of this
Plan, including Subsidiary Equity Awards.
(d)“Award Agreement” means a written or electronic document or agreement setting forth the terms and conditions of a specific Award.
(e)“Board” means the Board of Directors of the Company.
(f)“Cash-Based Award” means an Award denominated in a dollar amount.
(g)“Cause” means, unless otherwise provided in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such
Individual Agreement or if it does not define Cause: (A) the willful or gross neglect by a Participant of such
Participant’s employment duties; (B) the plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by a Participant; (C) a material breach by a Participant of a fiduciary duty owed to the Company or any of its Affiliates or Subsidiaries; (D) a material breach by a Participant of any nondisclosure, non-solicitation or non-competition obligation owed to the Company or any of its Affiliates or Subsidiaries; or (E) before a Change in Control, such other events as shall be determined by the
Committee and set forth in a Participant’s Award Agreement. Notwithstanding the general rule of Section
2(c), following a Change in Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.
(h)“Change in Control” has the meaning set forth in Section 10(a).
(i)“Code” means the United States Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the U.S. Internal Revenue Service or the U.S. Treasury Department. Reference to
any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.
(j)“Commission” means the U.S. Securities and Exchange Commission or any successor agency.
(k)“Committee” has the meaning set forth in Section 2(a).
(l)“Common Stock” means common stock, par value $0.001 per share, of the Company.

(m)“Company” means Match Group, Inc., a Delaware corporation, or its successor.
(n)“Disability” means (i) “Disability” as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define
Disability, (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement, “Disability” as determined by the Committee.
Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code and, with respect to all Awards, to the extent required by Section 409A of the Code, Disability shall mean “disability” within the meaning of
Section 409A of the Code.
(o)“Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the
Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its
Affiliates.
(p)“Eligible Individuals” means directors, officers, employees and consultants of the
Company or any of its Subsidiaries or Affiliates, and prospective directors, officers, employees and consultants who have accepted offers of employment or consultancy from the Company or its
Subsidiaries or Affiliates.
(q)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto, the rules and regulations promulgated thereunder by the Commission, and other relevant interpretive guidance issued by the Commission. Reference to any specific section of the Exchange Act shall be deemed to include such rules, regulations, and guidance, as well as any successor provision of the Exchange Act.
(r)“Fair Market Value” means, unless otherwise determined by the Committee, the closing price of a share of Common Stock on the Applicable Exchange on the date of measurement, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded, all as reported by such source as the Committee may select. If the
Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion; provided that such determination shall be made in a manner consistent with any applicable requirements of Section 409A of the Code.
(s)“Free-Standing SAR” has the meaning set forth in Section 5(b).
(t)“Grant Date” means (i) the date on which the Committee or an appropriately delegated officer by resolution selects an Eligible Individual to receive a grant of an Award and determines the number of Shares to be subject to such Award or the formula for earning a number of shares or cash amount or (ii) such later date as the Committee or an appropriately delegated officer shall provide in such resolution.
(u)“Incentive Stock Option” means any Option that is designated in the applicable Award
Agreement as an “incentive stock option” within the meaning of Section 422 of the Code, and that in fact so qualifies.
(v)“Individual Agreement” means an employment, consulting or similar agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.
(w)“NASDAQ” means the National Association of Securities Dealers Inc. Automated
Quotation System.
(x)“Nonqualified Option” means any Option that is not an Incentive Stock Option.
(y)“Option” means an Award described under Section 5.

(z)“Participant” means an Eligible Individual to whom an Award is or has been granted.
(aa)“Plan” means the Match Group, Inc. Second Amended and Restated 2024 Stock and
Annual Incentive Plan, as set forth herein and as hereafter amended from time to time.
(bb)“Restricted Stock” means an Award described under Section 6.
(cc)“Restricted Stock Units” means an Award described under Section 7.
(dd)“Retirement” means retirement from active employment with the Company, a Subsidiary or Affiliate at or after the Participant’s attainment of age 65.
(ee)“RS Restriction Period” has the meaning set forth in Section 6(b)(ii).
(ff)“RSU Restriction Period” has the meaning set forth in Section 7(b)(ii).
(gg)“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor thereto, the rules and regulations promulgated thereunder by the Commission, and other relevant interpretive guidance issued by the Commission. Reference to any specific section of the
Securities Act shall be deemed to include such regulations and guidance, as well as any successor provision of the Securities Act.
(hh)“Share” means a share of Common Stock.
(ii)“Stock Appreciation Right” has the meaning set forth in Section 5(b).
(jj)“Subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.
(kk)“Subsidiary Equity Awards” means awards that correspond to shares of a Subsidiary, which awards may be settled in Shares under this Plan.
(ll)“Tandem SAR” has the meaning set forth in Section 5(b).
(mm)“Term” means the maximum period during which an Option or Stock Appreciation Right may remain outstanding, subject to earlier termination upon Termination of Employment or otherwise, as specified in the applicable Award Agreement.
(nn)“Termination of Employment” means the termination of the applicable Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries. Unless
otherwise determined by the Committee, if a Participant’s employment with, or membership on a board of directors of, the Company terminates but such Participant continues to provide services to the Company in a non-employee director capacity or as an employee, as applicable, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or a division of the Company shall be deemed to incur a Termination of Employment if, as a result of a
Disaffiliation, such Subsidiary or division ceases to be a Subsidiary or division, as the case may be, and the Participant does not immediately thereafter become an employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its
Subsidiaries shall not be considered Terminations of Employment. Notwithstanding the foregoing, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section
409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under
Section 409A of the Code.

Section 2.  ADMINISTRATION
(a)Committee. The Plan shall be administered by the Compensation and Human Resources
Committee of the Board or such other committee of the Board as the Board may from time to time designate (the “Committee”). The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Among other things, the Committee shall have the authority, subject to the terms of the Plan:
(i) to select the Eligible Individuals to whom Awards may from time to time be granted;
(ii) to determine whether and to what extent Incentive Stock Options, Nonqualified
Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, other stock-based awards, Cash-Based Awards or any combination thereof, are to be granted hereunder;
(iii) to determine the number of Shares to be covered by each Award granted hereunder or the amount of any Cash-Based Award;
(iv) to determine the terms and conditions of each Award granted hereunder, based on such factors as the Committee shall determine;
(v) subject to Section 12, to modify, amend or adjust the terms and conditions of any
Award, at any time or from time to time;
(vi) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
(vii) to accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;
(viii) to interpret the terms and provisions of the Plan and any Award issued under the
Plan (and any agreement relating thereto);
(ix) to establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable;
(x) to decide all other matters that must be determined in connection with an Award;
and
(xi) to otherwise administer the Plan.
(b)Procedures. The Committee may, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange, allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.
(i) Any authority granted to the Committee may also be exercised by the full Board.
To the extent that any permitted action taken by the Board conflicts with action taken by the
Committee, the Board action shall control.
(c)Discretion of Committee. Subject to Section 1(g), any determination made by the
Committee or by an appropriately delegated officer pursuant to delegated authority under the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company,
Participants, and Eligible Individuals.

(d)Award Agreements. The terms and conditions of each Award (other than any Cash-
Based Award), as determined by the Committee, shall be set forth in an Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award
Agreement’s being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement. Award Agreements may be amended only in accordance with
Section 12.
Section 3.  COMMON STOCK SUBJECT TO PLAN
(a)Plan Maximum. The maximum number of Shares that may be delivered pursuant to
Awards under the Plan shall be the sum of (i) 28,376,467 Shares, plus (ii) any Shares subject to any outstanding Award under the Company’s Amended and Restated 2017 Stock and Annual Incentive Plan
(the “2017 Plan”) that, after June 21, 2024, is forfeited, is terminated, expires or lapses for any reason without delivery of the Shares underlying such Award. The maximum number of Shares that may be granted pursuant to Options intended to be Incentive Stock Options shall be 10,000,000 Shares. Shares subject to an Award under the Plan may be authorized and unissued Shares or may be treasury Shares.
(b)Individual Limits. A Participant who is a non-employee director may not receive compensation for any calendar year in excess of $750,000, except that the maximum for a newly appointed or elected non-employee director is $1,000,000.
(c)Rules for Calculating Shares Delivered.
(i) To the extent that any Award is forfeited, terminates, expires or lapses for any reason without the delivery of Shares underlying such Award, or any Award is settled for cash, the
Shares subject to such Award not delivered as a result thereof shall again be available for Awards under the Plan.
(ii) For the avoidance of doubt, the following shall not again become available for issuance under the Plan:
(A)any Shares withheld or tendered in respect of taxes relating to any
Award;
(B)any Shares withheld or tendered to pay the exercise price of Options;
(C)the total number of Shares that underlie an Award of stock-settled Stock
Appreciation Rights or any similar Award (and not only the number of Shares actually issued in exercise or settlement of any such Award); and
(D)any Shares repurchased by the Company in the open market using
Stock Option exercise proceeds.
(d)Adjustment Provisions.
(i) In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disposition for consideration of the Company’s direct or indirect ownership of a Subsidiary or Affiliate (including by reason of a Disaffiliation), or similar event affecting the Company or any of its Subsidiaries (each, a “Corporate Transaction”), the
Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Section 3(a), (C) the number and kind of Shares or other securities subject to outstanding
Awards, (D) the exercise price of outstanding Options and Stock Appreciation Rights; and (E) the
terms and conditions of any outstanding Awards, including the performance goals of any Awards;

provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
(ii) In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, or recapitalization or similar event affecting the capital structure of the
Company or a Disaffiliation, separation or spinoff, in each case without consideration, or other extraordinary dividend of cash or other property, the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Section 3(a), (C) the number and kind of Shares or other securities subject to outstanding Awards, (D) the exercise price of outstanding Options and Stock
Appreciation Rights; and (E) the terms and conditions of any outstanding Awards, including the performance goals of any Awards; provided, however, that the number of Shares subject to any
Award denominated in Shares shall always be a whole number.
(iii) In the case of a Corporate Transaction, the adjustments contemplated by clause
(i) of this paragraph (d) may include, without limitation, (A) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that, in the case of a Corporate Transaction with respect to which holders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or
Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (B)
the substitution of other property (including, without limitation, cash or other securities of the
Company and securities of entities other than the Company) for the Shares subject to outstanding
Awards; and (C) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the
Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such
Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). Any adjustments made pursuant to this Section 3(d) to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of
Section 409A of the Code. Any adjustments made pursuant to this Section 3(d) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the
Code.
(iv) Any adjustment under this Section 3(d) need not be the same for all Participants.
Section 4.  ELIGIBILITY
Awards may be granted under the Plan to Eligible Individuals; provided, however, that Incentive
Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code). No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.
Section 5.  OPTIONS AND STOCK APPRECIATION RIGHTS
(a)Types of Options. Options may be of two types: Incentive Stock Options and Nonqualified
Options. The Award Agreement for an Option shall indicate whether the Option is intended to be an
Incentive Stock Option or a Nonqualified Option.

(b)Types and Nature of Stock Appreciation Rights. Stock Appreciation Rights may be
“Tandem SARs,” which are granted in conjunction with an Option, or “Free-Standing SARs,” which are not granted in conjunction with an Option. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash, Shares, or a combination thereof, in value equal to the product of (i) the excess of the Fair Market Value of one Share over the exercise price of the applicable
Stock Appreciation Right, multiplied by (ii) the number of Shares in respect of which the Stock
Appreciation Right has been exercised. The applicable Award Agreement shall specify whether such payment is to be made in cash, Common Stock, or a combination thereof, or shall reserve to a specified party the right to make that determination prior to or upon the exercise of the Stock Appreciation Right.
(c)Tandem SARs. A Tandem SAR may be granted at the Grant Date of the related Option. A
Tandem SAR shall be exercisable only at such time or times and to the extent that the related Option is exercisable in accordance with the provisions of this Section 5, and shall have the same exercise price as the related Option. A Tandem SAR shall terminate or be forfeited upon the exercise or forfeiture of the related Option, and the related Option shall terminate or be forfeited upon the exercise or forfeiture of the
Tandem SAR.
(d)Exercise Price. The exercise price per Share subject to an Option or Stock Appreciation
Right shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of a share of the Common Stock on the applicable Grant Date.
(e)No Repricing. Except as expressly provided in Section 3(d), the Company may not, without stockholder approval, seek to cancel and replace any previously granted “underwater” Option,
Stock Appreciation Right or similar Award granted under this Plan with an Option, Stock Appreciation
Right or similar Award having a lower exercise price by: (i) amending or modifying the terms of the Option,
Stock Appreciation Right or similar Award to lower the exercise price; (ii) cancelling the underwater
Option, Stock Appreciation Right or similar Award and granting replacement Options, Stock Appreciation
Rights or similar Awards having a lower exercise price; or (iii) cancelling or repurchasing the underwater
Options, Stock Appreciation Rights or similar Awards for cash or other securities. An Option, Stock
Appreciation Right or similar Award will be deemed to be “underwater” at any time when the fair market value of the Shares covered by such Award is less than the exercise price of the Award.
(f)Term. The Term of each Option and each Stock Appreciation Right shall be fixed by the
Committee, but shall not exceed ten years from the Grant Date.
(g)Vesting and Exercisability. Except as otherwise provided herein, Options and Stock
Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Option or Stock
Appreciation Right will become exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Option or Stock
Appreciation Right.
(h)Method of Exercise. Subject to the provisions of this Section 5, Options and Stock
Appreciation Rights may be exercised, in whole or in part, at any time during the applicable Term by giving written notice of exercise to the Company or through the procedures established with the
Company’s appointed third-party Plan administrator specifying the number of Shares as to which the
Option or Stock Appreciation Right is being exercised; provided, however, that, unless otherwise permitted by the Committee, any such exercise must be with respect to a portion of the applicable Option or Stock Appreciation Right relating to no less than the lesser of the number of Shares then subject to such Option or Stock Appreciation Right or 100 Shares. In the case of the exercise of an Option, such notice shall be accompanied by payment in full of the aggregate purchase price (which shall equal the product of such number of Shares subject to such Option multiplied by the applicable per Share exercise price) by certified or bank check or such other instrument as the Company may accept. If approved by the
Committee, payment, in full or in part, may also be made as follows:

(i) Payment may be made in the form of unrestricted Shares already owned by
Participant (by delivery of such Shares or by attestation) of the same class as the Common Stock subject to the Option (based on the Fair Market Value of the Common Stock on the date the
Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted.
(ii) To the extent permitted by applicable law, payment may be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds necessary to pay the purchase price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms. To the extent permitted by applicable law, the Committee may also provide for Company loans to be made for purposes of the exercise of Options.
(iii) Payment may be made by instructing the Company to withhold a number of
Shares having a Fair Market Value (based on the Fair Market Value of the Common Stock on the date the applicable Option is exercised) equal to the product of (A) the exercise price per Share multiplied by (B) the number of Shares in respect of which the Option shall have been exercised.
(i)Delivery; Rights of Stockholders. No Shares shall be delivered pursuant to the exercise of an Option until the exercise price therefor has been fully paid and applicable taxes have been withheld.
The applicable Participant shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to the Option or Stock Appreciation Right (including, if applicable, the right to vote the applicable Shares and the right to receive dividends), when the Participant (i) has given written notice of exercise, (ii) if requested, has given the representation described in Section 14(a), and (iii) in the case of an Option, has paid in full for such Shares. For the avoidance of doubt, Options and
SARs granted pursuant to this Plan shall not be eligible to receive dividends or dividend equivalents, without regard to whether such Options or SARs are vested or unvested at the time of the declaration or payment of such dividends or dividend equivalents.
(j)Terminations of Employment. Subject to Section 10(b), a Participant’s Options and Stock
Appreciation Rights shall be forfeited upon such Participant’s Termination of Employment, except as set forth below:
(i) Upon a Participant’s Termination of Employment by reason of death, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the
Termination of Employment may be exercised at any time until the earlier of (A) the first anniversary of the date of such death and (B) the expiration of the Term thereof;
(ii) Upon a Participant’s Termination of Employment by reason of Disability or
Retirement, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of (A) the first anniversary of such Termination of Employment and (B) the expiration of the Term thereof;
(iii) Upon a Participant’s Termination of Employment for Cause, any Option or Stock
Appreciation Right held by the Participant shall be forfeited, effective as of such Termination of
Employment;
(iv) Upon a Participant’s Termination of Employment for any reason other than death,
Disability, Retirement or for Cause, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of (A) the 90th day following such Termination of Employment and (B)
expiration of the Term thereof; and

(v) Notwithstanding the above provisions of this Section 5(j), if a Participant dies after such Participant’s Termination of Employment but while any Option or Stock Appreciation
Right remains exercisable as set forth above, such Option or Stock Appreciation Right may be exercised at any time until the later of (A) the earlier of (1) the first anniversary of the date of such death and (2) expiration of the Term thereof and (B) the last date on which such Option or Stock
Appreciation Right would have been exercisable, absent this Section 5(j)(v).
Notwithstanding the foregoing, the Committee shall have the power, in its discretion, to apply different rules concerning the consequences of a Termination of Employment; provided, however, that if such rules are less favorable to the Participant than those set forth above, such rules are set forth in the applicable Award Agreement. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a
Nonqualified Option.
(k)Nontransferability of Options and Stock Appreciation Rights. No Option or Stock
Appreciation Right shall be transferable by a Participant other than (i) by will or by the laws of descent and distribution, or (ii) in the case of a Nonqualified Option or Stock Appreciation Right, pursuant to a qualified domestic relations order or as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to the Participant’s family members or to a charitable organization, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act. A Tandem SAR shall be transferable only with the related Option as permitted by the preceding sentence. Any Option or Stock
Appreciation Right shall be exercisable, subject to the terms of this Plan, only by the applicable
Participant, the guardian or legal representative of such Participant, or any person to whom such Option or Stock Appreciation Right is permissibly transferred pursuant to this Section 5(k), it being understood that the term “Participant” includes such guardian, legal representative and other transferee; provided, however, that the term “Termination of Employment” shall continue to refer to the Termination of
Employment of the original Participant.
(l)Post-Exercise Holding Period for CEO. Upon exercise of Options or Stock Appreciation
Rights by the Chief Executive Officer (CEO) of the Company, any Shares received (i.e., the gross number of Shares underlying the number of Options or Stock Appreciation Rights minus any Shares sold pursuant to Section 5(h)(ii) or withheld for the payment of the exercise price and/or taxes) shall be subject to a post-exercise holding period until the earlier of twelve (12) months from the date of exercise or the CEO’s
Termination of Employment for any reason (including due to Retirement). During such holding period, the
CEO shall retain beneficial ownership (within the meaning of Section 13(d)(3) of the Exchange Act) of the
Shares and may not sell, transfer, or otherwise dispose of the Shares received pursuant to such exercise.
Section 6.  RESTRICTED STOCK
(a)Nature of Awards and Certificates. Shares of Restricted Stock are actual Shares issued to a Participant, and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such
Award, substantially in the following form:
“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Match Group, Inc. 2024 Stock and Annual
Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of Match Group, Inc.”
The Committee may require that the certificates evidencing such shares be held in custody by the
Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of

Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.
(b)Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:
(i) The Committee shall, prior to or at the time of grant, condition the vesting or transferability of an Award of Restricted Stock upon the continued service of the applicable
Participant or the attainment of performance goals, or the attainment of performance goals and the continued service of the applicable Participant. The conditions for grant, vesting, or transferability and the other provisions of Restricted Stock Awards (including without limitation any performance goals) need not be the same with respect to each Participant.
(ii) Subject to the provisions of the Plan and the applicable Award Agreement, so long as a Restricted Stock Award remains subject to the satisfaction of vesting conditions (the
“RS Restriction Period”), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock.
(iii) Except as provided in this Section 6 and in the applicable Award Agreement, the applicable Participant shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Award
Agreement and subject to Section 14(e), (A) cash dividends on the class or series of Common
Stock that is the subject of the Restricted Stock Award shall be automatically reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, and (B)
subject to any adjustment pursuant to Section 3(d), dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock. For the avoidance of doubt, any such dividend shall be subject to the RS Restriction Period with respect to the Shares underlying the Restricted Stock.
(iv) Except as otherwise set forth in the applicable Award Agreement and subject to
Section 10(b), upon a Participant’s Termination of Employment for any reason during the RS
Restriction Period or before the applicable performance goals are satisfied, all Shares of
Restricted Stock still subject to restriction shall be forfeited by such Participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of such Participant’s Shares of Restricted Stock.
(v) If and when any applicable performance goals are satisfied and the RS
Restriction Period expires without a prior forfeiture of the Shares of Restricted Stock for which legended certificates have been issued, unlegended certificates for such Shares shall be delivered to the Participant upon surrender of the legended certificates.
Section 7.  RESTRICTED STOCK UNITS
(a)Nature of Awards. Restricted Stock Units are Awards denominated in Shares that will be settled, subject to the terms and conditions of the Restricted Stock Units, in an amount in cash, Shares or both, based upon the Fair Market Value of a specified number of Shares.
(b)Terms and Conditions. Restricted Stock Units shall be subject to the following terms and conditions:
(i) The Committee shall, prior to or at the time of grant, condition the grant, vesting, or transferability of Restricted Stock Units upon the continued service of the applicable Participant or the attainment of performance goals, or the attainment of performance goals and the continued
service of the applicable Participant. The conditions for grant, vesting or transferability and the other provisions of Restricted Stock Units (including without limitation any performance goals)
need not be the same with respect to each Participant.
(ii) Subject to the provisions of the Plan and the applicable Award Agreement, so long as an Award of Restricted Stock Units remains subject to the satisfaction of vesting conditions (the “RSU Restriction Period”), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.
(iii) The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive current or delayed payments of cash, Common Stock or other property corresponding to the dividends payable on the Common Stock (subject to Section 14(e) below); provided that any such dividends shall not be paid until the vesting of the underlying Restricted Stock Unit.
(iv) Except as otherwise set forth in the applicable Award Agreement, and subject to
Section 10(b), upon a Participant’s Termination of Employment for any reason during the RSU
Restriction Period or before the applicable performance goals are satisfied, all Restricted Stock
Units still subject to restriction shall be forfeited by such Participant; provided, however, that the
Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of such Participant’s Restricted Stock Units.
(v) Except to the extent otherwise provided in the applicable Award Agreement, an award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest (but in no event later than March 15 of the calendar year following the end of the calendar year in which the Restricted Stock Units vest).
(vi) An award of Restricted Stock Units shall not convey to a Participant the rights and privileges of a shareholder with respect to the Share subject to such Restricted Stock Unit, such as the right to vote or the right to receive dividends, unless and until and to the extent a
Share is issued to such Participant to settle such Restricted Stock Units.
Section 8.  OTHER STOCK-BASED AWARDS
Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon or settled in, Common Stock, including (without limitation), unrestricted stock, performance units, dividend equivalents, and convertible debentures, may be granted under the
Plan ("Other Stock-Based Awards"). For the avoidance of doubt, Other Stock-Based Awards granted pursuant to this Plan shall not be eligible to receive dividends or dividend equivalents prior to the vesting of such Other Stock-Based Awards.
Section 9.  CASH-BASED AWARDS
(a)Cash-Based Awards may be granted under this Plan. Cash-Based Awards may be paid in cash or in Shares (valued at Fair Market Value as of the date of payment) as determined by the
Committee.
Section 10.  CHANGE IN CONTROL PROVISIONS
(a)Definition of Change in Control. Except as otherwise may be provided in an applicable
Award Agreement, for purposes of the Plan, a “Change in Control” shall mean any of the following events:
(i) The acquisition by any individual entity or group (within the meaning of Section
13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of equity securities of the Company representing more than 50% of the voting power of the then outstanding equity securities of the
Company entitled to vote generally in the election of directors (the “Outstanding Company

Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company, (B) any acquisition directly from the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the
Company, or (D) any acquisition pursuant to a transaction which complies with clauses (A), (B)
and (C) of subsection (iii); or
(ii) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent
Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the purchase of assets or stock of another entity (a “Business Combination”), in each case, unless immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such
Business Combination will beneficially own, directly or indirectly, more than 50% of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting
Securities, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) will beneficially own, directly or indirectly, more than a majority of the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership of the Company existed prior to the Business Combination and (C) at least a majority of the members of the board of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination will have been members of the Incumbent Board at the time of the initial agreement, or action of the Board, providing for such Business Combination; or
(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
(b)Impact of Event/Double Trigger. Unless otherwise provided in the applicable Award
Agreement or as otherwise set forth in writing between the parties, subject to Sections 3(d), 10(d) and
14(l), notwithstanding any other provision of this Plan to the contrary, upon a Participant’s Termination of
Employment, during the two-year period following a Change in Control, by the Company or one of its
Subsidiaries other than for Cause or Disability or by the Participant for Good Reason (as defined below):
(i) any Options and Stock Appreciation Rights outstanding as of such Termination of
Employment which were outstanding as of the date of such Change in Control shall be fully exercisable and vested and shall remain exercisable until the later of (i) the last date on which such Option or Stock Appreciation Right would be exercisable in the absence of this Section
10(b) and (ii) the earlier of (A) the first anniversary of such Change in Control and (B) expiration of the Term of such Option or Stock Appreciation Right;

(ii) all Restricted Stock outstanding as of such Termination of Employment which were outstanding as of the date of such Change in Control shall become free of all restrictions and become fully vested and transferable; and
(iii) all Restricted Stock Units, including any Restricted Stock Units, the vesting of which are conditioned in whole or in part upon the attainment of performance goals, outstanding as of such Termination of Employment which were outstanding as of the date of such Change in
Control shall be considered to be earned and payable in full, any outstanding performance goals shall be deemed satisfied at target, and any restrictions shall lapse and such Restricted Stock
Units shall be settled as promptly as is practicable (but in no event later than March 15 of the calendar year following the end of the calendar year in which the Restricted Stock Units vest).
(c)For purposes of this Section 10, “Good Reason” means (i) “Good Reason” as defined in any Individual Agreement or Award Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if the Individual Agreement and Award Agreement do not define Good
Reason, without the Participant’s prior written consent: (A) a material reduction in the Participant’s rate of annual base salary from the rate of annual base salary in effect for such Participant immediately prior to the Change in Control, (B) a relocation of the Participant’s principal place of business more than 35 miles from the city in which such Participant’s principal place of business was located immediately prior to the
Change in Control or (C) a material and demonstrable adverse change in the nature and scope of the
Participant’s duties from those in effect immediately prior to the Change in Control. In order to invoke a
Termination of Employment for Good Reason, a Participant shall provide written notice to the Company of the existence of one or more of the conditions described in clauses (A) through (C) within 90 days following the Participant’s knowledge of the initial existence of such condition or conditions, and the
Company shall have 30 days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company fails to remedy the condition constituting Good
Reason during the Cure Period, the Participant must terminate employment, if at all, within 90 days following the Cure Period in order for such Termination of Employment to constitute a Termination of
Employment for Good Reason.
(d)Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, this
Section 10 shall be applicable only to the extent specifically provided in the Award Agreement or in the
Individual Agreement.
Section 11.  SECTION 16(B)
The provisions of this Plan are intended to ensure that no transaction under the Plan is subject to
(and all such transactions will be exempt from) the short-swing recovery rules of Section 16(b) of the
Exchange Act.
Section 12.  TERM, AMENDMENT AND TERMINATION
(a)Effectiveness. The Plan originally became effective on June 21, 2024 (the "Original
Effective Date"). The Board approved this Plan (as amended and restated hereby) on April 28, 2026. The effective date (the “Effective Date”) of this Plan (as amended and restated hereby) is the latest date that the Plan is approved by the Company’s stockholders.
(b)Termination. The Plan will terminate on the tenth anniversary of the Effective Date.
Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.
(c)Amendment of Plan. The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of the
Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law (including without limitation Section 409A of the Code), stock exchange rules or accounting rules. In addition, no amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or the listing standards of the Applicable Exchange.

(d)Amendment of Awards. Subject to Section 5(e), the Committee may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall, without the Participant’s consent, materially impair the rights of any Participant with respect to an Award, except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.
Section 13.  UNFUNDED STATUS OF PLAN
It is intended that the Plan constitute an “unfunded” plan. Solely to the extent permitted under
Section 409A, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.
Section 14.  GENERAL PROVISIONS
(a)Conditions for Issuance. The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.
Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of such
Shares on the Applicable Exchange; (ii) any registration or other qualification of such Shares of the
Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.
(b)Additional Compensation Arrangements. Nothing contained in the Plan shall prevent the
Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.
(c)No Contract of Employment. The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.
(d)Required Taxes. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal, state, local or foreign income or employment or other tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. If determined by the
Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the
Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates or
Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with
Common Stock.
(e)Limitation on Dividend Reinvestment and Dividend Equivalents. Reinvestment of
dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Shares with respect to dividends to Participants holding Awards of Restricted Stock Units, shall only be permissible if sufficient Shares are available under Section 3 for such reinvestment or payment (taking into account then outstanding Awards). Any dividends and dividend equivalents shall be subject to the same vesting schedule as the underlying Award and shall be paid out only if and when the underlying
Award vests. In the event that sufficient Shares are not available for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of Restricted Stock Units equal in number to the Shares that would have been obtained by such payment or reinvestment, the terms of which
Restricted Stock Units shall provide for settlement in cash and for dividend equivalent reinvestment in further Restricted Stock Units on the terms contemplated by this Section 14(e).
(f)Clawback. Awards granted under the Plan shall be subject to the Match Group, Inc.
Compensation Recoupment Policy and any other compensation recovery policy that is adopted by the
Company or is otherwise required by applicable law (collectively, the “Clawback Policies”). In the event it is determined that any amounts granted, awarded, earned or paid to any Participant must be forfeited or reimbursed to the Company pursuant to such Clawback Policies, the Committee shall promptly take any action necessary to effectuate such forfeiture and/or reimbursement.
(g)Designation of Death Beneficiary. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant’s death are to be paid or by whom any rights of such eligible Individual, after such
Participant’s death, may be exercised.
(h)Subsidiary Employees. In the case of a grant of an Award to any employee of a
Subsidiary, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled shall revert to the Company.
(i)Governing Law and Interpretation. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. The captions of this Plan are not part of the provisions hereof and shall have no force or effect.
(j)Non-Transferability. Except as otherwise provided in Section 5(k) or as determined by the
Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.
(k)Foreign Employees and Foreign Law Considerations. The Committee may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the
United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.
(l)Section 409A of the Code. It is the intention of the Company that no Award shall be
“deferred compensation” subject to Section 409A of the Code, unless and to the extent that the
Committee specifically determines otherwise as provided in this Section 14(l), and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any
Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award
Agreement, and shall comply in all respects with Section 409A of the Code. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” subject to Section 409A of the Code, if the Participant is a “specified employee” within the meaning of Section 409A of the Code, any payments (whether in cash, Shares or other property) to be made with respect to the Award upon the Participant’s Termination of Employment shall be delayed until the earlier of (A) the first day of the seventh month following the Participant’s Termination of
Employment and (B) the Participant’s death. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award.
B-1
APPENDIX B
NON-GAAP RECONCILIATIONS
Reconciliation of Net Income to Adjusted EBITDA

	Years Ended December 31,
	2025	2024
	(In thousands)

Net income attributable to Match Group, Inc. shareholders	$613,446	$551,276
Add back:
Net income (loss) attributable to noncontrolling interests	15	37
Income tax provision	132,542	152,743
Other income, net	(21,025)	(40,815)
Interest expense	147,551	160,071
Stock-based compensation expense	258,202	267,381
Depreciation	67,112	87,499
Impairments and amortization of intangibles	38,548	74,175
Adjusted EBITDA	$1,236,391	$1,252,367

Revenue	$3,487,197	$3,479,373
Adjusted EBITDA Margin	35%	36%
Reconciliation of Operating Cash Flow to Free Cash Flow

Year Ended December 31, 2025

(In thousands)
Net cash provided by operating activities	$1,080,380
Capital expenditures	(56,765)
Free Cash Flow	$1,023,615
Match Group reports Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow, all of which are supplemental measures to U.S. generally accepted accounting principles (“GAAP”) and are among the primary metrics by which we evaluate the performance of our business, on which our internal budget is based and by which management is compensated. We believe that investors should have access to the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP results. Match Group endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable
GAAP measures and descriptions of the reconciling items, including quantifying such items, to derive the non-
GAAP measures. We encourage investors to examine the reconciling adjustments between the GAAP and non-
GAAP measures, which we describe below.
Definitions of Non-GAAP Measures
Adjusted EBITDA is defined as net income attributable to Match Group, Inc. shareholders excluding: (1) net income attributable to noncontrolling interests; (2) income tax provision or benefit; (3) other income (expense), net; (4) interest expense; (5) depreciation; (6) acquisition-related items consisting of (i) amortization of intangible assets and impairments of goodwill and intangible assets, if applicable and (ii) gains and losses recognized on changes in fair value of contingent consideration arrangements, as applicable; and (7) stock-based compensation expense. We believe Adjusted EBITDA is useful to analysts and investors as this measure allows a more meaningful comparison between our performance and that of our competitors. Adjusted EBITDA has certain limitations because it excludes certain expenses. At a segment level, the closest GAAP measure is operating income as items outside operating income are not allocated to segments.
Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenues. We believe Adjusted EBITDA
Margin is useful for analysts and investors as this measure allows a more meaningful comparison between our performance and that of our competitors. Adjusted EBITDA Margin has certain limitations in that it does not take into account the impact to our consolidated statement of operations of certain expenses.
B-2
Free Cash Flow is defined as net cash provided by operating activities, less capital expenditures. We believe
Free Cash Flow is useful to investors because it represents the cash that our operating businesses generate, before taking into account non-operational cash movements. Free Cash Flow has certain limitations in that it does not represent the total increase or decrease in the cash balance for the period, nor does it represent the residual cash flow for discretionary expenditures. Therefore, we think it is important to evaluate Free Cash Flow along with our consolidated statement of cash flows.
We look at Free Cash Flow as a measure of the strength and performance of our businesses, not for valuation purposes. In our view, applying “multiples” to Free Cash Flow is inappropriate because it is subject to timing, seasonality and one-time events. We manage our business for cash, and we think it is of utmost importance to maximize cash – but our primary valuation metric is Adjusted EBITDA.
Non-Cash Expenses That Are Excluded From Our Non-GAAP Measures
Stock-based compensation expense consists principally of expense associated with the grants of RSUs, performance-based RSUs, and market-based awards. These expenses are not paid in cash, and we include the related shares in our fully diluted shares outstanding using the treasury stock method; however, performance-
based RSUs and market-based awards are included only to the extent the applicable performance or market condition(s) have been met (assuming the end of the reporting period is the end of the contingency period). To the extent stock-based awards are settled on a net basis, we remit the required tax-withholding amounts from our current funds.
Depreciation is a non-cash expense relating to our property and equipment and is computed using the straight-line method to allocate the cost of depreciable assets to operations over their estimated useful lives, or, in the case of leasehold improvements, the lease term, if shorter.
Amortization of intangible assets and impairments of goodwill and intangible assets are non-cash expenses related primarily to acquisitions. At the time of an acquisition, the identifiable definite-lived intangible assets of the acquired company, such as customer lists, trade names and technology, are valued and amortized over their estimated lives. Value is also assigned to (i) acquired indefinite-lived intangible assets, which consist of trade names and trademarks, and (ii) goodwill, which are not subject to amortization. An impairment is recorded when the carrying value of an intangible asset or goodwill exceeds its fair value. We believe that intangible assets represent costs incurred by the acquired company to build value prior to acquisition and the related amortization and impairment charges of intangible assets or goodwill, if applicable, are not ongoing costs of doing business.

MatchGroup

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Monday, June 15, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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V95506-P47253

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MATCH GROUP, INC.

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Manuel Bronstein	☐	☐	☐
1b. Laura Rachel Jones	☐	☐	☐
1c. Ann L. McDaniel	☐	☐	☐
1d. Thomas J. McInerney	☐	☐	☐

	For	**Against**	**Abstain**
2. To approve a non-binding advisory resolution on executive compensation.	☐	☐	☐
3. To approve the Match Group, Inc. Second Amended and Restated 2024 Stock and Annual Incentive Plan.	☐	☐	☐
4. Ratification of the appointment of Ernst & Young LLP as Match Group, Inc.'s independent registered public accounting firm for 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Match Group, Inc.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 17, 2026
Date: June 16, 2026 **Time:** 2:30 p.m. Eastern Time
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MTCH2026.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/MTCH2026

V95507-P47253

Match Group, Inc.
Annual Meeting of Stockholders
June 16, 2026, 2:30 p.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of Match Group, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints each of Sean J. Edgett and Philip D. Eigenmann, proxy and attorney-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Match Group, Inc. to be held on June 16, 2026 at 2:30 p.m. Eastern Time, at www.virtualshareholdermeeting.com/MTCH2026, and at any related adjournments or postponements, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 and 4, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Continued and to be signed on reverse side